UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01911

Schroder Capital Funds (Delaware)
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Carin F. Muhlbaum 875 Third Avenue, 22nd Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2015

Date of reporting period:	October 31, 2015

Item 1.    Reports to Stockholders.

Schroder Mutual Funds

October 31, 2015	Annual Report

Domestic Equity
Schroder North American Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund

Global & International Equity
Schroder Emerging Market Equity Fund
Schroder Emerging Markets Multi-Cap Equity Fund
Schroder Emerging Markets Small Cap Fund
Schroder International Alpha Fund
Schroder International Multi-Cap Value Fund

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

North American Equity Fund	29

U.S. Opportunities Fund	35

U.S. Small and Mid Cap Opportunities Fund	38

Emerging Market Equity Fund	41

Emerging Markets Multi-Cap Equity Fund	44

Emerging Markets Small Cap Fund	52

International Alpha Fund	55

International Multi-Cap Value Fund	58

Statements of Assets and Liabilities	72

Statements of Operations	76

Statements of Changes in Net Assets	78

Financial Highlights	82

Notes to Financial Statements	88

Report of Independent Registered Public Accounting Firm	104

Information Regarding Review and Approval of Investment Advisory Contracts	105

Disclosure of Fund Expenses	108

Trustees and Officers	111

Notice to Shareholders	113

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

December 4, 2015

Dear Shareholder:

The financial news over the Funds’ last fiscal year was littered with headlines surrounding China’s economic slowdown, the global commodities glut — namely copper and oil — and speculation as to the timing and magnitude of the Fed’s first rate hike, all of which led to heightened levels of volatility in the market.  For example, economic concerns plagued virtually all assets in August and September, followed by an impressive recovery in October for most risk assets. Notwithstanding these short-term fluctuations, a recovering U.S. economy generally enabled U.S. stocks to advance for the year. Similarly, central bank and policy intervention greatly benefitted Japanese stocks and helped many European equity markets overcome losses from earlier in the period.

From an asset allocation standpoint, U.S. fixed income securities were impacted by the rate debate as long-duration taxable and municipal debt fared better than short-duration debt. Meanwhile, international bonds generally underperformed as Central Bank intervention led to heightened yield volatility. Indeed, during the second quarter, some European sovereign issuers briefly issued debt with a negative carry (or yield), only to see those yields rise to 2015 highs weeks later.

Higher-quality bonds generally outperformed their lower-quality counterparts as liquidity concerns and weakness among energy prices impacted the high-yield market. Among sectors, the emerging markets (“EM”) were especially hard hit as the current environment, characterized by a strong dollar and weak commodities, led to one of the worst drawdown periods on record for both EM equities and debt. It is worth noting, however, that both EM equities and debt generally rebounded in October, in what may be a sign that broad economic and structural concerns could soon reach an inflection point.

Over the next six months, we expect market volatility to persist as investor confidence oscillates from concerns over rising interest rates, a potential global economic slowdown and the impact of low energy prices. While we recognize that volatile markets can be trying, we believe that uncertainty creates opportunities for skilled investors. As a truly global investment firm, our economists and portfolio managers are well positioned to monitor developments, keeping a careful eye on market factors such as Chinese fiscal and monetary policy, expectations of higher short-term interest rates and liquidity concerns.

As we stated in the Funds’ Semi-Annual Report, we continue to believe that the investor who maintains a long-term investment posture with a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods while also capturing potential upside opportunities. With year-end upon us, it is a good time to consult with your financial advisor and review your long-term investment objectives and asset allocation.

We appreciate the confidence you place in Schroders and thank you for investing with us.

Sincerely,

Mark A. Hemenetz, CFA
President

IMPORTANT INFORMATION CONCERNING MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2015. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. (“SIMNA”). The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained.  Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting Schroder Investment Management North America Inc. at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 4, 2015)

Performance

For the twelve-month period ended October 31, 2015, the Schroder North American Equity Fund (the “Fund”) gained 3.77% (Investor Shares) and 3.44% (Advisor Shares) compared to the S&P 500 Index (the “Index”), a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which rose by 5.20%.

Market Background

The period started with optimism over the outlook for the U.S. economy; however, summer 2015 saw volatility increase amid worries over slowing global growth and uncertainty over U.S. monetary policy. A weaker oil price was a feature of the period.

Portfolio Review

The Fund lagged the benchmark as the continued outperformance of ‘growth’ versus ‘value’ was a headwind. Since summer 2014, value stocks have significantly underperformed, with investors gravitating towards apparently lower risk minimum volatility stocks or, at times of increased optimism, highly-priced growth stocks. Stock selection within the retail and media industries weighed on relative returns over the twelve-month period (for example, underweights in Amazon and Netflix).

On the positive side, the Fund’s low allocation to utilities — which we continue to view as unattractive — was beneficial. Within energy, our underweight allocation to exploration & production firms made a positive contribution to relative performance.

Outlook

Within healthcare, we prefer pharmaceuticals, biotechnology and health management organisations although recent market volatility has provided the opportunity to take profits and reinvest elsewhere, such as consumer staples.

Complex banks, in our view, currently offer better opportunities than relatively more expensive simple banks. We remain overweight insurance, as we believe it offers attractively-priced, high quality opportunities, though we have taken some profits recently.

The portfolio’s weighting to technology remains elevated. We still see better opportunities in established technology stocks (e.g. Intel) compared to the newer, more glamorous stocks. The weight in the industrials sector remains high.

In energy, we prefer the better value integrated oil & gas stocks compared to the more volatile explorers. Within materials, we prefer higher quality and lower cost mining stocks, while having an underweight allocation to chemicals and steel stocks.

Comparison of Change in the Value of a $10,000 Investment in the Schroder North American Equity Fund

Investor and Advisor Shares vs. the Standard & Poor’s (S&P) 500 Index.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2015	Five Years Ended October 31, 2015 (a)	Ten Years Ended October 31, 2015 (a)
Schroder North American Equity Fund —
Investor Shares	3.77%	13.25%	7.57%
Advisor Shares	3.44%	12.86%	7.20	%(b)
S&P 500 Index	5.20%	14.33%	7.85%

(a)	Average annual total returns.
(b)

The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Apple	3.9%
Microsoft	2.5
ExxonMobil	2.1
Johnson & Johnson	1.8
JPMorgan Chase	1.5

Sector Allocation

Sector	% of Net Assets
Information Technology	21.6%
Financials	15.7
Healthcare	14.3
Consumer Discretionary	11.2
Industrials	9.9
Consumer Staples	9.9
Energy	6.8
Materials	2.7
Telecommunication Services	2.6
Utilities	1.0
Other Assets less Liabilities	4.3

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 4, 2015)

Performance

For the twelve-month period ended October 31, 2015, the Schroder U.S. Opportunities Fund (the “Fund”) gained  3.76% (Investor Shares) and 3.50% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based index of 2,000 small capitalization U.S. companies, which rose 0.34%. On September 28, 2015, the Fund began to offer R6 shares, which gained 5.96% since inception through the period ended October 31, 2015.

Market Backdrop

Over the reporting period the Index returned 0.34% behind both large caps (+5.20%) and Small & Midcap (“SMID”) caps (+1.50%).  The small cap market rose relatively steadily from the start of the reporting period until we reached the summer of 2015.  Problems began in August when economic data made it clear that the Chinese economy was slowing. At its nadir the Russell 2000 Index dropped 15% from its June 23 high.  After a brief rebound things got worse.  Following the Federal Reserve’s (the “Fed’s”) September meeting, Chairman Yellen explained the Fed’s decision to leave interest rates unchanged by citing concerns about China and emerging market economies and their potential impact on the U.S.  This reignited the concerns of late August and another market drop ensued.  In a flight to safety, U.S. 10-year Treasury yields, which had been as high as 2.48% in early June, dropped to 2.01% during the August rout. However, the story changed come October when equity markets surged as there were a number of tailwinds for global risk assets. The European Central Bank remained dovish and there were increasing signs pointing to stabilization in China. The Fed backdrop dramatically shifted over the course of the month following the Fed’s two-day meeting in October, and the prospect of an interest rate ‘take off’ in December is approximately 50%, as of writing this report. This news has been well received by the equity markets and put returns back in the black for the one-year period.

Among small caps, the highest beta stocks lagged as one might expect in this environment. The market was also led by higher market cap and high momentum companies.  The energy sector was the weakest, having lost -46.8%.  This of course reflects the dramatic decrease in oil prices.  Materials were weak (-9.2%) along with producer durables (-9.2%).  The best returning sectors were consumer staples (+9.1%) and healthcare (+9.8%), which were led by the well-performing biotechnology group.  While the healthcare sector led for much of the period it has been quite weak for the last three months of the period.

Our stock selection contributed in every sector other than healthcare and financials.  The main source of our lag in health care was biotechnology.  In our space, the biotechnology stocks are priced on the dream of great future prospects with the key markers being progress through FDA clinical trials. These are binary events.  Our investment approach focuses on identifying good ongoing business models with predictable growth prospects.  In other words, our approach does not lend itself to the biotechnology group under recent conditions. The financials lag was mainly due to one holding in the securities brokerage and services industry, FXCM.

Our best outperformance came from consumer discretionary driven by our holdings in the restaurant industry (Red Robin Gourmet Burgers and Domino’s Pizza), specialty retail (American Eagle Outfitters) and the funeral industry (Matthews International). Producer durables was another source of strength. Returns were driven by good stock selection particularly in the enginnering and contract services industry (Dycom Industries), the environmental and maintenance industry (ServiceMaster Global Holdings) and aerospace (Hexcel).  We had strong stock selection in real estate investment trusts as well, with notable contributions from apartment REITs Mid-America Apartment Communities and Equity LifeStyle Properties.

Our primary detractors included FXCM (noted above), Primoris (producer durables), Ryerson Holding (materials and processing) and Unilife (healthcare).

In general, we do not make dramatic shifts in sector exposure and that was the case for the past year.  The largest change in sector over/under weights were decreases in both technology and consumer discretionary exposure. A number of names left the portfolio due to price action (such as Berry Plastics Group and Red Robin Gourment Burgers) or takeovers (such as Salix Pharmacuticals). Our REIT exposure rose as we added Douglas Emmett, an office REIT.  We also increased our weighting in Equity LifeStyle Properties which is a residential REIT. Healthcare exposure rose modestly as we added several new names, notably Evolent Health, KemPharm and INC Research Holdings.

Outlook

We remain positive about the U.S. The source of our optimism is the housing market, which continues to recover at a moderate and sustained pace. Housing has a powerful multiplier effect in the economy as the construction and purchase of a new home generates a wide variety of additional purchases. A key element of our optimism relates to positive trends in the 25-to-34-year-old cohort. This group was hardest hit by the great recession and seems to be finally getting on its feet. Employment has noticeably improved for people in this category, with those who moved in with their parents now moving out and creating new households. In addition, we are seeing an increase in the birth rate, which is a key trigger for a home purchase.

We are seeing some improvement in credit available for consumers. The source is not always the banks, which are still recovering from the effects of looser lending standards before the recession. Third party sources, such as Lending Tree, a comparison website, are meeting the borrowing needs of many consumers.

As we have noted previously, healthcare has seen an explosion in initial public offerings (IPOs) of biotech companies. In our view many of these have been of poor quality. Not unexpectedly, both the biotech and pharmaceutical industries (the latter also an area of IPO activity) were particularly hard hit in the downturn.

Our largest concern is the valuations of small and mid cap securities. They are still at elevated levels, partially, but not entirely, due to the very low level of interest rates. The impact on our strategy is that it has become more difficult to find mispriced growth stocks - the largest building block of our portfolio.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Opportunities Fund

Investor, Advisor and R6 Shares vs. the Russell 2000 Index.

The Russell 2000 Index is a market capitalization weighted broad-based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2015		Five Years Ended October 31, 2015 (a)		Ten Years Ended October 31, 2015 (a)
Schroder U.S. Opportunities Fund (b) —
Investor Shares	3.76%		11.54%		9.22%
Advisor Shares	3.50%		11.22%		8.93	%(c)
R6 Shares	3.76	%(d)	11.54	%(d)	9.22	%(d)
Russell 2000 Index	0.34%		12.06%		7.47%

(a)	Average annual total returns.
(b)	Effective May 1, 2006, the management fees of the Fund increased to 1.00%. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.
(c)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

(d)

The R6 Shares commenced operations on September 28, 2015. The performance information provided in the above table for periods prior to September 28, 2015 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
SPDR Barclays 1-3 Month T-Bill ETF	3.4%
iShares Russell 2000 ETF	2.2
Sirona Dental Systems	1.7
CoreLogic	1.7
Mid-America Apartment Communities REIT	1.6

Sector Allocation

Sector	% of Net Assets
Financial Services	23.6%
Consumer Discretionary	13.1
Healthcare	12.8
Producer Durables	11.4
Technology	11.3
Materials & Processing	9.5
Investment Company	5.6
Utilities	4.1
Other Energy	2.4
Consumer Staples	0.8
Other Assets less Liabilities	5.4

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 4, 2015)

Performance

For the twelve-month period ended October 31, 2015, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) gained  7.23% (Investor Shares) and 7.00% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based index of 2,500 small- and mid-capitalization U.S. companies, which rose 1.50%. On December 30, 2014, the Fund began to offer R6 shares, which gained 3.24% since inception through period ended October 31, 2015.

Market Backdrop

Over the reporting period, large caps returned 5.20% while Small and Mid (“SMID”) cap returned 1.50%, both of which outperformed small caps (+0.34%).  The SMID cap market rose relatively steadily from the start of the period until we reached the summer of 2015.  Problems began in August when economic data made it clear that the Chinese economy was slowing.  At its nadir the Index dropped 13% from its June 23 high.  After a brief rebound things got worse.  Following the Federal Reserve’s (“the Fed’s”) September meeting Chairman Yellen explained the Fed’s decision to leave interest rates unchanged by citing concerns about China and emerging market economies and their potential impact on the U.S.  This reignited the concerns of late August and another market drop ensued.  In a flight to safety U.S. 10-year Treasury yields, which had been as high as 2.48% in early June, dropped to 2.01% during the August rout. However, the story changed come October when equity markets surged as there were a number of tailwinds for global risk assets. The European Central Bank remained dovish and there were increasing signs pointing to stabilization in China. The Fed backdrop dramatically shifted over the course of the month following the Fed’s two-day meeting in October, and the prospect of an interest rate ‘take off’ in December is now approximately 50%, as of writing this report. This news has been well received by the equity markets and put returns back in the black for the one year period.

Among small and mid caps, the highest beta stocks lagged as one might expect in this environment. The market was also led by higher market cap and high momentum companies.  The energy sector was the weakest, having lost -42.5%.  This of course reflects the dramatic decrease in oil prices.  Materials were weak (-3.3%) along with producer durables (-6.2%).  The best returning sectors were healthcare (+9.8%) and financials (+11.5%), which were were led by the financial data systems and multiline insurance industries.

Portfolio Review

Our stock selection contributed in every sector other than healthcare.  The main source of our lag in healthcare was biotechnology.  In the SMID range such stocks are priced on the dream of great future prospects with the key markers being progress through FDA clinical trials. These are binary events.  Our investment approach focuses on identifying good ongoing business models with predictable growth prospects.  In other words, our approach does not lend itself to the biotechnology group under recent conditions.

Outperformance came from materials & processing driven by our packaging holdings (Sealed Air and Berry Plastics Group) and textile products (Interface).  Producer durables was another source of strength. Returns were driven by good stock selection particularly in the environmental and maintenance industry (Rollins, Aramark), air transport (Alaska Air, Spirit Airlines) and machinery tools (Snap-on).  We had strong stock selection in consumer discretionary as well, with notable contributions from Graham Holdings (education services), Advance Auto Parts (specialty retail) and Brunswick Corporation (recreational vehicles and boats). Overall, it was a very strong year for the Fund.

Detractors included energy holdings Helmerich & Payne, an oil service company, plus exploration companies EP Energy and Denbury Resources, both of which have been sold.  Other key detractors were in healthcare (Fluidigm), materials (Dover) and producer durables (Genessee & Wyoming).

In general we do not make dramatic shifts in sector exposure and that was the case for the past year.  The largest change in sector over- and underweights was a decrease in consumer discretionary exposure. We went from a slight underweight to a 4.4% underweight.  A number of names left the portfolio due to price action (such as Harman International, Copart, Urban Outfitters, Spirit Airlines) or takeovers (such as AOL). Our energy weight declined, in part due to the impact declining oil prices had on the sector but also because we reduced our exposure to high cost producers (Denbury Resources) and more highly levered producers (EP Energy).  Our REIT exposure rose as we added Douglas Emmett, an office REIT.  We also increased our weighting in Equity LifeStyle Properties which is a residential REIT. Healthcare exposure rose modestly as we added several new names, notably VWR and Cooper.

Outlook

We remain positive about the U.S. The source of our optimism is the housing market, which continues to recover at a moderate and sustained pace. Housing has a powerful multiplier effect in the economy as the construction and purchase of a new home generates a wide variety of additional purchases. A key element of our optimism relates to positive trends in the 25-to-34-year-old cohort. This group was hardest hit by the great recession and seems to be finally getting on its feet. Employment has noticeably improved for people in this category, with those who moved in with their parents now moving out and creating new households. In addition, we are seeing an increase in the birth rate, which is a key trigger for a home purchase.

We are seeing some improvement in credit available for consumers. The source is not always the banks, which are still recovering from the effects of looser lending standards before the recession. Third party sources, such as Lending Tree, a comparison website, are meeting the borrowing needs of many consumers.

As we have noted previously, healthcare has seen an explosion in initial public offerings (IPOs) of biotech companies. In our view many of these have been of poor quality. Not unexpectedly, both the biotech and pharmaceutical industries (the latter also an area of IPO activity) were particularly hard hit in the downturn.

Our largest concern is the valuations of small and mid cap securities. They are still at elevated levels, partially, but not entirely, due to the very low level of interest rates. The impact on our strategy is that it has become more difficult to find mispriced growth stocks - the largest building block of our portfolio.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Small and Mid Cap Opportunities

Fund — Investor, Advisor and R6 Shares vs. the Russell 2500 Index.

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 70% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2015		Five Years Ended October 31, 2015 (a)		Annualized Since Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund (d) —
Investor Shares	7.23%		12.91%		8.59%
Advisor Shares	7.00%		12.61%		8.31%
R6 Shares	7.40	%(c)	12.94	%(c)	8.60	%(c)
Russell 2500 Index	1.50%		13.07%		6.95%

(a)	Average annual total returns.
(b)	From commencement of fund operations on March 31, 2006.
(c)

The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

(d)

Effective December 19, 2014, SIMNA has contractually agreed through February 29, 2016 to limit the management fee paid by the Fund to the annual rate of 0.80% based on the Fund’s average daily net assets. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
SPDR Barclays 1-3 Month T-Bill ETF	4.1%
Aramark	2.5
Advance Auto Parts	2.0
PVH	1.9
Snap-on	1.9

Sector Allocation

Sector	% of Net Assets
Financial Services	20.1%
Consumer Discretionary	16.1
Healthcare	12.4
Producer Durables	12.4
Technology	10.7
Materials & Processing	8.9
Investment Company	4.1
Utilities	2.9
Consumer Staples	2.5
Other Energy	2.0
Auto & Transportation	1.0
Other Assets less Liabilities	6.9

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 4, 2015)

Performance

For the twelve-month period ended October 31, 2015, the Schroder Emerging Markets Equity Fund (the “Fund”) fell -12.88% (Investor Shares) and -13.01% (Advisor Shares) compared to the MSCI Emerging Markets Index (the “Index”), a broad-based basket of emerging market stocks covering over 800 securities across 23 markets, which fell -14.53%. On December 30, 2014, the Fund began to offer R6 shares, which fell -8.17% since inception through the period ended October 31, 2015.

Market Backdrop

Global equities recorded a modest gain over the year. The U.S. economy continued to recover, despite some weakness in data at the start of 2015, and speculation has focused on the timing of a first rate hike. In Europe, concerns over the recovery of the eurozone economy prompted the European Central Bank (“ECB”) to launch a monetary easing programme in early 2015 while ECB President Draghi has recently indicated that the central bank is prepared to take further action as required. However, uncertainty over a potential U.S. rate rise and growth and policy concerns in China served to unsettle markets, particularly in the second half of the period. Emerging markets faced a challenging period with a stronger U.S. dollar and country specific issues weighing on returns. The Index declined in value and underperformed the MSCI World Index.

Emerging Asian markets held up best. Chinese equities were only marginally down over the year, despite elevated volatility in the second half of the period. Macro data in general deteriorated which prompted the authorities to provide stimulus through rate cuts and a lowering of bank reserve ratio requirements (RRR), while local governments were encouraged to swap bank loans into longer-dated bonds, addressing the rapid debt increase since 2010. Meanwhile the Shanghai-Hong Kong Connect scheme opened in April. Together with an environment where attractive lending opportunities were becoming scarcer, these moves contributed to a liquidity-driven rally in the stock market. The authorities sought to tame the market volatility and calm markets and a correction ensued, which then prompted further rounds of interest and RRR reductions, as well as the injection of liquidity into the banking sector. GDP growth was 6.9% year over year in Q3. The Philippines and Korea also held up relatively well. Both economies are relatively well placed to weather an environment of tighter global liquidity given their large account surplus positions. In India, lower oil prices and the central bank’s action to cut rates to 6.75% were both supportive. However, concerns over delayed reforms and another weak monsoon season were a drag on absolute performance. Taiwan outperformed, although some weak macro data towards the end of the year served to weigh on overall returns. Thailand underperformed. The military remained in power and although martial law was lifted in April, a draft constitution was rejected, meaning elections will likely be delayed. Meanwhile economic growth has remained muted and 2Q GDP growth eased to 2.8% year over year. Indonesia also underperformed. The country has a high current account deficit and the equity market and the currency were impacted by expectations of an interest rate hike from the Fed. Malaysia was the worst performing regional market, negatively impacted by the sharp decline in energy prices and a political corruption scandal.

Emerging EMEA equities recorded more mixed returns. Hungary delivered a strong gain and was the only Index market to finish in positive territory, with OTP Bank supporting gains. South Africa was firmly down in absolute terms but outperformed. The country’s large current account deficit caused some unease in the face of expectations for tighter global liquidity, and the rand experienced a sharp decline relative to the U.S. dollar. However, large index stock Naspers provided some comparative support to the local market. The Czech Republic was down, with utility company CEZ, which represents more than half the country’s index weight, weighing on returns. However, macro data remained strong. Qatar recorded a sizeable decline. Negative sentiment from weak oil prices was exacerbated by the launch of corruption investigations at FIFA, which have spurred some uncertainty over the 2022 World Cup. Russia underperformed, negatively impacted by a 42.3% decline in the price of Brent crude. Geopolitical uncertainty stemming from a frozen crisis in Ukraine, which resulted in a tightening of international sanctions, was a further headwind to performance. Egypt was down, with security concerns weighing on the local market. In Turkey, June parliamentary elections delivered an indecisive result and will be re-run in November. Political risk has been further heightened following the country’s move to join the U.S.-led coalition in Syria and after the PKK ended its ceasefire with the government. The UAE lagged, with lower oil prices a drag on sentiment. In Poland, a surprise win for the opposition centrist-right PiS candidate in a May presidential election was followed by a PiS victory in October parliamentary elections. Local equities sold off as polls shifted towards PiS, given the party’s plans for higher fiscal spending, which would likely be funded by sector specific taxes and a higher budget deficit. Greece was the weakest Index country, recording a sharp drawdown. The election of radical left party Syriza in early 2015 was followed by months of negotiations with international partners. With no deal in place the government called a referendum at the end of June and introduced capital controls. Although a third bailout deal was finally agreed, this involves major concessions from the Greek government. Furthermore, the imposition of capital controls means banks are now expected to require a sizeable recapitalisation.

In Latin America, all of the Index countries were down, with currency weakness amplifying negative returns. The more defensive Chilean market held up best but was down heavily and underperformed. A 23.6% decline in copper was negative for the local market and the peso lost 16.4% relative to the U.S. dollar. Meanwhile, President Bachelet’s draft tax and labour market reform weighed on private investment somewhat during the period. Mexico lagged, with some of the Index’s largest stocks weighing on returns. GDP growth showed a modest improvement, largely due to a recovery in the consumer sector, with spending ahead of June’s legislative elections providing support. In terms of energy sector reform, September’s second package of ‘round one’ oil field auctions were more successful than those held in August. Peru underperformed, with the sell-off in commodity prices acting as a headwind to performance. Towards the end of the year, MSCI’s announcement that it was considering Peru for downgrade to its frontier market index (a decision it has since delayed for 12 months) also weighed on performance. Colombia lagged, primarily due to the heavy decline in the oil price; given that oil had accounted for 55% of exports. In this environment, state-controlled oil company Ecopetrol was among the weakest stocks. Brazil underperformed by a wide margin, with a 35.8% decline in the real versus the U.S. dollar exacerbating negative returns. Following the re-election of Dilma Rousseff, the economy has fallen into recession and GDP contracted 2.6% year over year in Q2. Meanwhile the new finance minister’s efforts to put the economy on a more sustainable footing have been hit by political wrangling in congress, with a corruption scandal surrounding Petrobras further weighing on sentiment. The government’s U-turn on a commitment to a primary surplus in 2016 then prompted a credit rating downgrade to non-investment grade status.

Portfolio Review

The Fund’s performance was ahead of the Index over the reporting period, with country allocation and stock selection both adding value.

On a country basis, a zero-weight to Malaysia and the overweights to China and Korea added the most to relative returns. An underweight to Colombia and a small cash position also proved beneficial. In contrast, an overweight to Turkey detracted.

At a stock level, selection in Taiwan contributed the most to returns. This included the overweights to Catcher Technology and Eclat Textile, as well as an underweight to Mediatek. Positive selection in India also generated sizeable gains, most notably the off-benchmark positions in automaker Maruti Suzuki and pharmaceuticals company Lupin. An overweight to HDFC Bank also added value. Conversely, stock selection in Korea was negative.

Outlook

Emerging markets have staged a rebound recently, driven by the prospect of supportive global liquidity for longer. However, we do not believe this rally has signalled the start of a prolonged bull run, given that the headwind of more restrictive monetary policy in the U.S. has not disappeared, but rather expectations have simply been pushed back. Indeed, the rally which was primarily driven by perceived weaker economies and lower quality, typically commodity-heavy stocks, is already dissipating. What is becoming increasingly clear is that U.S. monetary policy tightening will be gradual and modest which should allow investors to refocus on the strong case for investing in emerging markets. So, once the Fed tightens and provided it is not surprisingly aggressive, in our view global emerging markets securities are well placed to perform well given the current exceptional degree of bearish sentiment towards them. The underperformance of emerging markets has also led valuations to become attractive and the MSCI Emerging Markets Index is trading on a material discount of over 30% to the MSCI World Index. In the immediate term, then, we have not positioned ourselves for a prolonged rally; we are currently underweight the energy and material sectors. However, we expect to move to a more positive stance on the outlook for emerging markets and to add more cyclicality into the portfolio, provided we see more clarity on U.S. monetary policy and confidence that the U.S. dollar has already done much of its strengthening.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Market Equity Fund

Investor, Advisor and R6 Shares vs. the MSCI Emerging Markets Index.

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2015		Five Years Ended October 31, 2015 (a)		Annualized Since Inception (b)
Schroder Emerging Market Equity Fund —
Investor Shares	(12.88)%		(1.95)%		3.66%
Advisor Shares	(13.01)%		(2.15)%		3.45%
R6 Shares	(12.80	)%(c)	(1.93	)%(c)	3.67	%(c)
MSCI Emerging Markets Index	(14.53)%		(2.80)%		3.22%

(a)	Average annual total returns.
(b)	From commencement of fund operations on March 31, 2006.
(c)

The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Samsung Electronics	5.3%
Tencent Holdings	5.2
Taiwan Semiconductor Manufacturing	4.1
China Construction Bank Class H	3.9
China Mobile	3.1

Geographic Allocation

% of Net Assets
Asia/Far East	69.8%
Europe	9.9
Latin America	9.7
Africa	4.3
Middle East	2.8
Investment Company	1.0
Other Assets less Liabilities	2.5

Schroder Emerging Markets Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 4, 2015)

Performance

For the twelve-month period ended October 31, 2015, the Schroder Emerging Markets Multi-Cap Equity Fund (the “Fund”) fell -16.81% (Investor Shares) and -17.03% (Advisor Shares). For the same twelve-month period, the MSCI Emerging Markets Index (the “Index”), a broad-based basket of emerging market stocks covering over 800 securities across 23 markets, fell -14.53%. On December 30, 2014, the Fund began to offer R6 shares, which fell -11.76% since inception through the period ended October 31, 2015.

Market Background

Both developed and emerging markets posted negative returns over the period, with emerging markets lagging their developed markets counterparts. Emerging markets came under pressure towards the end of 2014 as investors grew increasingly nervous in the face of a number of headwinds, principally the potential fragility of Russia, sluggish growth in China and the prospect of an increase in U.S. interest rates. However, after the poor end to 2014, emerging markets broadly tracked developed equities during the first half on 2015, only to underperform again in the third quarter of 2015, with currency weakness exacerbating the decline in U.S. dollar terms. The IMF warned that emerging markets will suffer a net outflow of capital in the future for the first time since the 1980s, leaving foreign investor flows lower than levels recorded at the height of the global financial crisis.

Worries over slowing growth in China were a key feature throughout the reporting period. The Chinese stock market saw significant volatility during the period, with substantial gains being made in the spring and then declines in the summer after a poorly communicated effort to adjust exchange rate policy. However, Chinese equities received some support from hopes that the authorities would continue to take steps to ease monetary policy, as they did on several occasions throughout the period.

Expectations of slower growth in China contributed to the drop in commodity prices, which was another important theme of the twelve-month period. Oil prices saw a significant drop in late 2014 and early 2015, with increased supply also a factor weighing on prices. While many of the larger emerging markets are actually net beneficiaries of lower energy costs (most notably China, India, Korea and Taiwan), the reliance of countries like Brazil on iron ore and Russia and Mexico on oil was clearly evident. Brazil faced additional headwinds over the period, including a corruption investigation focused on oil major Petrobras.

In Europe, Middle East and Africa (EMEA), resource-heavy markets such as Russia underperformed. Resource stocks in South Africa were also under pressure although the market drew some support from index heavyweight Naspers, which benefited from investors’ preference for growth over value during the period. The small Greek market underperformed following the election of anti-austerity party Syriza in early 2015 amid worries over the country’s debt. At the end of June, Greece’s failure to reach a deal with the EU led to the introduction of capital controls with banks closed and cash withdrawals limited to 60 per day.

Portfolio Review

The Fund lagged the benchmark Index over the period. In part, this was due to investors’ preference for ‘growth’ as well as for higher quality (particularly defensive) stocks in times of uncertainty. At the same time, investors largely shunned ‘value’ opportunities. As with developed markets, it was also a largely momentum-driven market which is not unusual when investors are short-term in nature and afraid to break away from the herd.

The emerging Asian markets detracted overall from relative returns in the period. Stock specific headwinds were partly the cause of this, not least the strength in Korea’s Samsung and China’s Tencent Holdings; these are stocks in which we have a below-benchmark allocation. Elsewhere, in Thailand the overweight allocation to exploration & production was a detractor for the Fund. The overweight in Indonesian cement stocks also weighed on Fund returns after the announcement of new government regulations on cement prices aimed at supporting the local construction industry. On the positive side, the portfolio benefited from positioning within Malaysia, where returns were under pressure over the period (the country is Asia’s only energy exporter). In India, our overweight allocation in IT services supported relative returns.

Resource-laden Latin America was the worst-performing region over the period so our underweight allocation here was positive for relative returns, particularly the below-benchmark allocation to Mexico, a market we viewed as expensive.  However, positioning in Brazil detracted from relative returns. Our relative underweight allocation to Petrobras and to complex banks was supportive for relative returns but this was offset by the Fund’s overweight allocations in other areas, including mining and utilities.

In EMEA, exposure to mining also proved to be a drag on returns in South Africa. Our lack of exposure to media stock Naspers also detracted from relative performance. Naspers, which owns part of Chinese group Tencent Holdings, has been a key beneficiary of the search for growth theme. Elsewhere in South Africa, our positioning within food & drink stocks supported Fund returns. Meanwhile, our underweight allocation to the Greek market was positive for relative returns, particularly our avoidance of Greek banks amidst the country’s debt worries.

Outlook

We believe the key country positions in the Fund are the underweights in Korea, China, Mexico and Malaysia, in favor of less-loved markets such as South Africa, Thailand and Indonesia. The main driver of the lower than index weight in China is a less inflated weighting in financials (both banks and insurers), as well as the underweight in Tencent Holdings. However, we are overweight healthcare, autos, apparel and selected industrials and have started to take advantage of cheaper valuations within Chinese financials (although we remain underweight).

Within Korea, we remain underweight Samsung, which is a key driver of the lower-than-Index allocation to the market. We are also avoiding many Korean industrials where profitability is under pressure. We do hold a number of stocks in the auto industry, although we have been reducing these positions of late. Elsewhere in Asia, we are overweight Thailand, particularly energy, technology and telecoms stocks. The strategy is overweight Indonesia, especially the out-of-favor cement stocks, and we have recently been adding to the banking sector in both Indonesia and Thailand. Our exposure to Taiwan is mostly driven by the overweight to small and mid-cap stocks in its technology sector, although we have recently started to build up new positions within financials and telecoms and are now modestly overweight the overall market. We remain underweight Malaysia, due to a low exposure to industrials and financials which has been beneficial of late. Within India, our portfolios are biased toward the larger international technology stocks such as Infosys and Wipro, whilst we are underweight the less profitable domestic industrials stocks.

In the EMEA region, we have a long-held preference for South African stocks, especially financials, telecoms and consumer staples, the main exception being media giant Naspers (which owns 34% of Tencent Holdings). We have been trimming back our modest overweight to Turkey and are broadly neutral Russia relative to the index, although within the country we do not hold any financials in favor of selected resource stocks.

We are underweight Latin America in the aggregate primarily due to our position in the Mexican market. Mexico remains relatively expensive and we have only limited exposure there, which has been the case for quite some time. Our exposure to Brazil is driven largely by our positions in utilities and industrials.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Markets Multi-Cap Equity Fund

Investor, Advisor and R6 Shares vs. the MSCI Emerging Markets Index

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2015		Annualized Since Inception (a)
Schroder Emerging Markets Multi-Cap Equity Fund (c) —
Investor Shares	(16.81)%		(1.52)%
Advisor Shares	(17.03)%		(1.76)%
R6 Shares	(16.72	)%(b)	(1.47	)%(b)
MSCI Emerging Markets Index	(14.53)%		0.56%

(a)         From commencement of fund operations on June 25, 2013.

(b)        The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

(c)          Effective December 19, 2014, SIMNA has contractually agreed through February 29, 2016 to limit the management fee paid by the Fund to the annual rate of 0.80% based on the Fund’s average daily net assets attributable to each share class. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
MMC Norilsk Nickel ADR	1.1%
Samsung Electronics	1.1
Samsung Electronics GDR	1.1
Bank of China Class H	1.0
China Mobile	1.0

* Excludes Short-Term Investment.

Geographic Allocation

% of Net Assets
Asia/Far East	60.7%
Africa	12.5
Europe	10.7
Latin America	8.7
Short-Term Investment	2.0
Middle East	1.9
United Kingdom	0.3
Other Assets less Liabilities	3.2

Schroder Emerging Markets Small Cap Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 4, 2015)

Performance

The Schroder Emerging Markets Small Cap Fund (the “Fund”) commenced operations on August 26, 2015. During the period from inception through October 31, 2015, the Fund gained 5.20% (Investor Shares and R6 Shares), compared to the MSCI Emerging Markets Small Cap Index (the “Index”), a broad-based basket of emerging market stocks covering over 1,800 securities across 23 markets, which rose 9.47% during the same period.

Market background

Global equities recorded a positive return over the period as risk appetite improved. After an initial poor market reaction to the U.S. Federal Reserve’s decision at the end of September 2015 to delay monetary tightening, markets rallied with the prospect of a supportive liquidity environment. Meanwhile, the European Central Bank further supported markets with talk of further quantitative easing (“QE”) and China announced policy easing measures. The Index posted a positive return and performed broadly in line with the MSCI World Index.

Chinese smaller companies registered a strong return and outperformed as the People’s Bank of China cut interest rates, lowered the reserve requirement ratio for banks and removed a deposit cap that limited the rate banks can pay savers. These stimulatory moves followed a third quarter Chinese gross domestic product report that indicated growth eased to 6.9% year on year. Some alleviation in near-term U.S.-dollar liquidity and an easing in Chinese growth concerns were beneficial for Indonesia, with gains magnified by appreciation in the rupiah. Taiwan also outperformed, with technology stocks leading the Index higher amid expectations that central bank actions in Europe and the U.S. may serve to support exports. India marginally underperformed as earnings were weaker than expected and Korea was a bigger laggard given its more defensive nature in an environment of increased risk appetite.

Meanwhile, Mexico performed broadly in line with the Index. Macro data continued to reflect a recovery in the economy with remittances also supportive. Brazil lagged and posted a negative return with currency weakness magnifying negative returns that were driven by a sovereign credit rating downgrade to non-investment grade status. In emerging EMEA, Russia performed strongly with a 15% rebound in oil prices supporting the local market and the ruble. Poland underperformed with the market falling sharply as the national-conservative PIS party won parliamentary election. This was not seen as a not market positive given the party’s plans for higher fiscal spending, which will likely be funded by sector specific taxes and a higher budget deficit.

Portfolio Review

Although the Fund’s return over the period was positive, its performance was behind that of the Index over the period as stock selection acted as a drag. This was especially acute in China where the Fund’s stocks lagged a rally following a number of easing measures. Selection in India and Poland also detracted. Some of the more defensive growth names in healthcare, such as Bumrungrad Hospital and Apollo Hospitals Enterprise, and Filipino consumer related name D&L Industries trailed. Meanwhile, stock selection in Korea contributed positively to returns with our holdings in select consumer discretionary and healthcare names outperforming the market.

Outlook

We believe that the strategic case for an investment in emerging market smaller companies remains compelling, in large part due to their rich opportunity set and their generally under researched nature versus larger-cap companies. In the immediate term, however, soft global growth and a strengthening U.S. dollar challenge the outlook. While valuations for emerging markets smaller companies overall appear reasonably attractive, our view is that some of the most attractive domestic orientated growth opportunities remain expensive.

Comparison of Change in the Value of a $250,000 Investment in the Schroder Emerging Markets Small Cap Fund

Investor and R6 Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.

The MSCI Emerging Markets Small Cap Index includes small cap representation across 23 emerging market countries.  With 1,864 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger emerging market capitalization segments.

PERFORMANCE INFORMATION

Cumulative Since Inception (a)
Schroder Emerging Markets Small Cap Fund —
Investor Shares	5.20%
R6 Shares	5.20%
MSCI Emerging Markets Small Cap Index	9.47%

(a)         From commencement of fund operations on August 26, 2015.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
S-1 Class 1	2.8%
Aramex PJSC	2.6
Posiflex Technology	2.5
Merida Industry	2.5
Gourmet Master	2.4

Geographic Allocation

% of Net Assets
Asia/Far East	70.0%
Latin America	12.0
Europe	7.3
Middle East	4.6
United Kingdom	1.2
Other Assets less Liabilities	4.9

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 4, 2015)

Performance

For the twelve-month period ended October 31, 2015, the Schroder International Alpha Fund (the “Fund”) fell -0.89% (Investor Shares) and -1.08% (Advisor Shares) compared to the MSCI EAFE Index, a broad-based basket of international stocks, which fell -0.07%. On December 30, 2014, the Fund began to offer R6 shares, which gained 1.29% since inception through the period ended October 31, 2015.

Market Background

Amidst an environment of heightened volatility and slow growth, international equities posted flat returns over the period. In late 2014, investors were concerned that the rest of the world was failing to keep up with the U.S., which fuelled significant dollar strength and currency volatility. We also saw oil prices collapse amidst increasing supply as Saudi Arabia remained determined to defend their market share at any price and drive out the marginal producers. However, in early 2015 dollar strength subsided as macro momentum picked up in Europe and Japan. Volatility returned with a vengeance during August 2015 with concerns about a deeper-than-expected slowdown in China and the prospect of a potential U.S. rate hike in September largely behind the ‘risk-off’ sentiment and sharp market correction.

The best performing sectors of the market over the period were the technology and consumer-related sectors. Technology benefited from some strong earnings results helped by substantial cost saving efforts and healthy end markets. Meanwhile, consumer stocks have, to some extent, benefited from increased consumer spending as a result of weaker energy prices boosting disposable income. Conversely, the energy and materials sectors were the weakest performing sectors as the supply glut and softer demand from China weighed on prices and earnings.

Portfolio Review

The portfolio underperformed the Index over the twelve-month period. At the sector level, stock selection had a negative impact on returns, with the exception of the consumer staples, healthcare and materials sectors. From a regional perspective, the Fund’s holdings in Japan weighed on performance. Stock selection in Asia Pacific (ex Japan), Europe and the UK, however, benefitted returns on a relative basis.

The biggest individual contributor to returns was Lonza Group, a life sciences company and contract manufacturer for the pharmaceutical industry. Earnings results have showed strength in the pharma and biotech business and management is executing well. The company’s pipeline of contracts to supply many of the new drugs that are coming to market remains a key part of our investment thesis. Elsewhere, improving sentiment in the autos-related sector was supportive for a few of our auto-exposed holdings which performed well over the twelve-month period. Favorable currency exposures, lower raw material prices and falling oil prices benefited both Bridgestone and Continental.

Among the largest detractors from performance were some of our energy-related stocks, including Statoil and DnB NOR, as oil prices remained low during the period. DnB NOR is Norway’s largest bank and concerns about the impact of the oil price on the oil-dependant Norwegian economy weighed on the shares. Meanwhile, Statoil has been particularly sensitive to the slide in oil prices, given its relatively high production costs and lack of defensive refining exposure. However, we believe there is an underappreciated self-help story with better leverage to an oil price recovery than its peers. We remain confident in the company’s ability to re-position itself down the cost curve and deliver production growth, even at lower oil prices. Management has proven adept at delivering cost and capital expenditure reductions and the increased production coming from the Sverdrup field will benefit earnings.

Outlook

The outlook for equity markets remains finely balanced as investors continue to look for certainty in an uncertain environment. The aggregate picture remains challenging but we see good opportunities for companies with healthy cash flow and strong balance sheets that possess innovative or adaptable business models. Moreover, recent volatility provides attractive entry points for companies with solid fundamentals that have been unduly sold off.

There is a pervasive sense of macroeconomic uncertainty at the moment, driven primarily by concerns for the Greater China region. Our base case remains that the transition from an investment-led to consumption-led economy can be managed, albeit at the cost of significant losses in the financial and investment-related sectors of the market — areas we have been, and continue to be, cautious about. Growth in China will undoubtedly be slower but likely more balanced and sustainable.

Emerging markets are one of the few areas globally where valuations currently look attractive and selling fatigue now seems evident. However, leverage has built up and risks remain high in a number of markets. That being said, we do believe that there are now some compelling opportunities to invest in quality franchises that have excessively sold off in sympathy with the “risk off trade”. We favor countries that continue to undertake aggressive reform and remain focused on companies with sustainable competitive advantages, attractive financials and high earnings quality.

In the U.S., economic data have been more mixed recently, and it remains to be seen how the economy will cope with rising interest rates and potentially additional dollar strength. In addition, with minimum wage increases now broadening out across industries, we are cognisant of the potential shorter term risk to company margins and earnings. We have already seen 2015 earnings estimates downgraded and 2016 could see more negative impacts come through from the strong dollar, soft commodity prices and rising wage cost pressure. Given that headline valuations are still reasonably high and there appears to be little room for margin growth, we now feel that the U.S. equity bull market is showing signs of fatigue and expectations could be too high.

In contrast, European equity valuations and expectations are at a lower level. Although there is some uncertainty about the speed of the region’s recovery, it does provide a good backdrop against which companies can reap the rewards of pent-up demand from consumers and businesses amidst a recovery in the credit cycle. Coming from a cyclically low base, there is meaningful scope for European margins to surprise, particularly in southern Europe where economic data have been improving.

Japan remains attractive both in terms of valuations and earnings. Low oil, the weak yen and the corporate tax cut continue to support profits. Prime Minister Abe’s reform agenda has lost some momentum as elections in Japan have shifted focus toward national security issues. However, the market should still see positive momentum from a combination of the end of deflation, a new management mindset that is more focused on shareholder returns and government asset purchases.

We are watching credit spreads carefully, as the recent increases in both high yield and investment grade credit yields have started to put upward pressure on equity discount rates. If this trend continues we are unlikely to see the elevated levels of M&A activity, or share buybacks, that we did throughout most of 2015.

Deflationary pressure is likely to remain a key feature of the global economy and a lack of pricing power is already in evidence in the traded goods sector. We expect industrial and manufacturing companies will continue to operate in a challenging environment. We have already seen profit warnings issued by a number of capital goods manufacturers, highlighting that the summer period has been weak for these markets.

In the services industries, pricing power and activity levels have been more resilient, which naturally informs a preference in our portfolios for such firms over manufacturers. It is also worth noting that the services sector as a percentage of GDP recently moved above 50% for the first time ever in China, underpinning the slower but more balanced growth.

In the current environment, our emphasis within manufacturing industries is on companies with a high component of recurring revenue (such as maintenance providers and parts suppliers), as these should prove more resilient to any decline in capital investment spending. We are also highly focused on innovation as a driver of pricing regardless of the industry environment. Overall, we continue to see good opportunities for selective investors and favor companies with solid cash flow, healthy balance sheets and adaptive or innovative business models.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Alpha Fund

Investor, Advisor and R6 Shares vs. the MSCI EAFE Index.

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2015		Five Years Ended October 31, 2015 (a)		Ten Years Ended October 31, 2015 (a)
Schroder International Alpha Fund (b) —
Investor Shares	(0.89)%		3.61%		4.95%
Advisor Shares	(1.08)%		3.37%		4.70	%(c)
R6 Shares	(0.80	)%(d)	3.63	%(d)	4.96	%(d)
MSCI EAFE Index	(0.07)%		4.81%		4.05%

(a)        Average annual total returns.

(b)        Effective April 1, 2006, the management fees of the Fund increased to 0.975%. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns would have been lower. Effective March 21, 2012, the management fees of the Fund decreased to 0.80%. If the Fund had paid such lower fees during periods prior to March 21, 2012, the returns of the Fund would have been higher. Effective December 19, 2014, SIMNA has contractually agreed through February 29, 2016 to limit the management fee paid by the Fund to the annual rate of 0.70% based on the Fund’s average daily net assets attributable to each share class. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

(c)         The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

(d)        The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Nestle	3.1%
SAP	2.8
AIA Group	2.5
Fresenius Medical Care & KGaA	2.4
Sumitomo Mitsui Financial Group	2.4

Geographic Allocation

% of Net Assets
Continental Europe	39.9%
United Kingdom	24.0
Japan	17.9
Emerging Markets	7.3
Pacific ex-Japan	6.9
Middle East	2.1
North America	1.7
Other Assets less Liabilities	0.2

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 4, 2015)

Performance

For the twelve-month period ended October 31, 2015, the Schroder International Multi-Cap Value Fund (the “Fund”) fell -5.12% (Investor Shares) and -5.27% (Advisor Shares) compared to the MSCI EAFE Index, a broad-based basket of stocks in developed markets, with the exception of the U.S. and Canada, which fell -0.07% during this same period, and the MSCI ACWI ex USA Index, a broad measure of stock performance throughout the world, with the exception of the U.S., including both developed and emerging markets (collectively, the “Indices”), which fell -4.68%. On December 30, 2014, the Fund began to offer R6 shares, which fell -1.62% since inception through the period ended October 31, 2015.

Market Background

Developed market (ex U.S. and Canada) equities (as represented by the MSCI EAFE Index) registered flat returns for the twelve-month period; however, emerging markets significantly underperformed their developed market peers. European equities were flat in U.S. dollar terms but posted substantial euro-denominated gains over the period. The launch of quantitative easing by the European Central Bank in early 2015 supported European equities and saw the euro depreciate versus the U.S. dollar. Japanese equities delivered gains over the period, also supported by monetary policy easing.

Emerging markets struggled to keep pace with developed markets as investor skittishness resulted in a challenging period. Concerns included the direction of U.S. interest rates, dollar strength, geopolitical tensions, falling commodity prices, and the economic slowdown in China. Rising volatility in summer 2015 saw emerging markets significantly underperform developed markets towards the latter part of the period. Currency credibility was an issue for investors during the quarter: Brazil, Turkey, South Africa and Malaysia all experienced double digit losses in their trade weighted exchange rates in Q3 2015. Meanwhile, fears over a slowdown in China, coupled with continued oversupply, provided downward pressure on commodity prices which, in turn, hurt commodity-exporting emerging markets.

Amid the pressure on commodity prices, the energy and materials sectors were the worst performers over the twelve months, registering negative returns. A bribery scandal at Brazilian group Petrobras added to the oil & gas sector’s woes. The consumer discretionary and staples sectors were the top performers; consumer-related stocks received a boost from the oil price drop as people spent less on petrol and therefore had more money available for restaurants, gifts and home improvements.

The period was marked by substantial divergence between investment styles. Since summer 2014, ‘value’ stocks have significantly underperformed with investors in particular gravitating towards apparently lower risk but expensive ‘minimum volatility’ stocks or, at times of increased optimism, highly priced ‘growth’ stocks.

Portfolio Review

The portfolio lagged the Indices; exposure to emerging markets was a drag on performance relative to the MSCI EAFE as even the high quality, cheap stocks where the Fund had most exposure suffered.  The portfolio also lagged the MSCI AC World ex-U.S. Index but to a lesser degree. We continue to focus on valuations and business quality but the market has been ignoring the fundamental strength of many stocks and has been rewarding lower volatility areas and growth. These two areas of the market have been becoming ever more expensive as the market continues to bid up previous stock price winners. This market preference for growth stocks has made it more difficult for more contrarian strategies to outperform.

Positioning within emerging markets overall was a drag on relative performance although our underweight allocation to the underperforming Latin America region was positive for relative returns. The Fund’s positioning within the materials sector detracted from relative returns. Our exposure to commodity sensitive stocks, particularly in mining, had a negative asset allocation effect on the Fund. We prefer the larger, lower cost, diversified miners and see these as a significant value opportunity, but the market has so far maintained its focus on previous winners. Stock selection within utilities also weighed on relative performance. Consumer staples detracted over the year as investors continued to pay up for the stability of large European food & drink companies.

The portfolio benefited from stock selection within continental Europe. Our holdings in European autos were a particular highlight, notably towards the end of the period as our preference for component makers over larger manufacturers paid off in the wake of the Volkswagen emissions scandal. At sector level, stock selection within financials made the greatest positive contribution to relative returns. In Europe, positioning within both complex and simple banks supported Fund performance as the Fund was rewarded for our focus on better quality banks with strong balance sheets at attractive valuations.  Our preference for higher quality insurance companies in the UK was another positive contributor to relative returns, as was our low exposure to Australian banks which lagged the market.

Outlook

We remain underweight defensives as the market continues to place high valuations on these sectors. The strong performance of healthcare led us to take profits in these areas and reinvest within certain consumer staples that have not enjoyed the sentiment of other defensive areas of the market. Within utilities and telecoms we are still focused on stocks where dividends are well covered by cash flows coupled with reasonable balance sheets in both developed and emerging markets.

Our exposure to technology stocks is focused on cheap and higher quality names. Within consumer discretionary, we continue to maintain exposure across a broad range of industries. We have taken profits within several media companies that have performed well. These profits have been reinvested into machinery companies within industrials, where recent sharp falls in Europe have opened up a number of opportunities. Our focus within consumer discretionary and industrials remains those stocks with a track record of producing strong cash flows that are trading at depressed valuations.

We have maintained our overweight position in materials, preferring high quality companies trading on depressed valuations. Mining stocks form the highest exposure within materials where we like the larger, lower cost, diversified miners best. Similarly, within energy we are avoiding the higher cost producers, such as Canadian oil sands, that we think are likely to be impacted to a greater extent by continued oil price pressure.

Within financials we have for a long time benefited from a high allocation to insurance stocks. However, some valuations in our view offer limited upside and we have been steadily taking profits. Elsewhere, we have taken advantage of recent volatility and added deep value European complex banks and a number of Asian-focused simple banks which we view as having been oversold.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Multi-Cap Value Fund Investor, Advisor and R6 Shares vs. the MSCI EAFE Index and MSCI ACWI ex USA Index.

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

The MSCI ACWI ex USA Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2015		Five Years Ended October 31, 2015 (a)		Annualized Since Inception (b)
Schroder International Multi-Cap Value Fund (c) —
Investor Shares	(5.12)%		4.10%		4.16%
Advisor Shares	(5.27)%		3.85%		3.92%
R6 Shares	(5.13	)%(d)	4.10	%(d)	4.16	%(d)
MSCI EAFE Index	(0.07)%		4.81%		2.14%
MSCI ACWI ex USA Index	(4.68)%		2.60%		2.17%

(a)         Average annual total returns.

(b)         From commencement of fund operations on August 30, 2006.

(c)          Effective March 21, 2012, the management fee of the Fund decreased to 0.80%. If the Fund had paid such lower fees during prior periods, the returns of the Fund would have been higher. Effective December 19, 2014, SIMNA has contractually agreed through February 29, 2016 to limit the management fee paid by the Fund to the annual rate of 0.65% based on the Fund’s average daily net assets attributable to each share class. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

(d)         The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
GlaxoSmithKline	0.8%
Nestle	0.8
KDDI	0.8
Schneider Electric	0.8
Singapore Telecommunications	0.8

Geographic Allocation

% of Net Assets
Continental Europe	33.3%
Emerging Markets	18.0
United Kingdom	16.4
Japan	15.5
Pacific ex-Japan	11.6
North America	3.4
Middle East	1.1
South America	0.1
Asia	0.0
Other Assets less Liabilities	0.6

Schroder North American Equity Fund

Schedule of Investments

October 31, 2015

Shares		Value $

	COMMON STOCK — 95.7%
	Bermuda — 0.5%
5,100	Arch Capital Group (1)	381,939
22,200	Assured Guaranty	609,168
13,600	Axis Capital Holdings	734,400
5,700	Everest Re Group	1,014,429
9,200	RenaissanceRe Holdings	1,008,596
		3,748,532
	Canada — 0.9%
18,900	BCE	816,938
8,700	Boardwalk REIT	357,421
4,500	CCL Industries Class B	637,523
39,700	Centerra Gold	223,457
3,700	CI Financial	88,284
6,800	Corus Entertainment Class B	64,849
22,100	Dominion Diamond	233,743
13,300	Enbridge Income Fund Holdings	326,906
23,300	Genworth MI Canada	576,085
28,400	Medical Facilities	366,403
24,700	Nevsun Resources	73,858
40,100	Potash Corp. of Saskatchewan	812,059
31,400	Rogers Communications Class B	1,249,420
13,800	Saputo	329,064
55,600	Teck Resources Class B	325,708
33,200	Transcontinental Class A	511,609
		6,993,327
	Ireland — 0.7%
34,752	Accenture Class A	3,725,414
11,000	Eaton	615,010
20,900	Seagate Technology	795,454
		5,135,878
	Netherlands — 0.4%
30,300	LyondellBasell Industries Class A	2,815,173

	Puerto Rico — 0.1%
41,800	First BanCorp (1)	158,422
14,100	Popular	416,937
		575,359
	Singapore — 0.2%
15,200	Avago Technologies Class A	1,871,576

	Switzerland — 0.5%
23,000	ACE	2,611,420
12,200	Allied World Assurance Holdings	443,592
4,700	TE Connectivity	302,868
36,000	Transocean	569,880
		3,927,760
	United Kingdom — 0.3%
23,000	Delphi Automotive	1,913,370

	United States — 92.1%
	Consumer Discretionary — 10.9%
14,306	Amazon.com (1)	8,954,125
1,800	AutoZone (1)	1,411,938
17,000	Bed Bath & Beyond (1)	1,013,710
25,400	Best Buy	889,762
7,400	Brinker International	336,774
5,700	Buckle	202,008
7,200	CBS Class B	334,944
27,113	Coach	845,926
77,900	Comcast Class A	4,878,098
4,400	Cooper Tire & Rubber	183,876
3,000	Cracker Barrel Old Country Store	412,380
5,100	Dollar General	345,627
7,700	Expedia	1,049,510
108,600	Ford Motor	1,608,366
12,800	GameStop Class A	589,696
13,600	Gannett	215,152
28,600	Gap	778,492
20,000	Garmin	709,400
17,100	General Motors	596,961
20,400	Gentex	334,356
12,200	Genuine Parts	1,107,272
4,000	GNC Holdings Class A	119,000
7,700	Hasbro	591,591
22,400	Hillenbrand	664,608
56,093	Home Depot	6,935,338
9,600	John Wiley & Sons Class A	502,368
15,800	Johnson Controls	713,844
10,600	L Brands	1,017,388
16,800	Leggett & Platt	756,504
44,000	Lowe’s	3,248,520
4,900	Macy’s	249,802
40,100	Mattel	985,658
45,581	McDonald’s	5,116,467
1,400	McGraw-Hill	129,696
6,200	Meredith	291,524
6,800	Michael Kors Holdings (1)	262,752
8,900	MSG Networks (1)	182,628
12,000	Netflix (1)	1,300,560
23,100	Nike Class B	3,026,793
20,300	Omnicom Group	1,520,876
2,600	O’Reilly Automotive (1)	718,276
2,200	Outerwall	132,000
8,700	PetMed Express	146,334

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,000	Polaris Industries	449,360
1,588	Priceline Group (1)	2,309,333
5,200	Ralph Lauren Class A	576,004
30,600	Ross Stores	1,547,748
12,200	Scripps Networks Interactive Class A	732,976
1,300	Sherwin-Williams	346,879
53,900	Staples	700,161
45,400	Starbucks	2,840,678
17,200	Target	1,327,496
22,500	TEGNA	608,400
5,400	Thor Industries	292,032
22,545	Time Warner	1,698,540
31,900	TJX	2,334,761
8,600	Tupperware Brands	506,282
63,500	Twenty-First Century Fox Class A	1,948,815
9,200	Vera Bradley (1)	115,092
6,400	VF	432,128
27,300	Viacom Class B	1,346,163
58,472	Walt Disney	6,650,605
10,600	Yum! Brands	751,646
		82,925,999
	Consumer Staples — 9.9%
88,500	Altria Group	5,351,595
41,800	Archer-Daniels-Midland	1,908,588
33,500	Campbell Soup	1,701,465
13,400	Church & Dwight	1,153,606
16,800	Clorox	2,048,592
199,116	Coca-Cola	8,432,563
16,982	Colgate-Palmolive	1,126,756
13,473	Costco Wholesale	2,130,351
38,017	CVS Health	3,755,319
25,600	Dr. Pepper Snapple Group	2,287,872
63,100	General Mills	3,666,741
30,300	Hormel Foods	2,046,765
5,800	Kellogg	409,016
22,300	Kimberly-Clark	2,669,533
25,800	Kroger	975,240
8,200	McCormick	688,636
17,100	Mead Johnson Nutrition Class A	1,402,200
33,100	Mondelez International Class A	1,527,896
80,024	PepsiCo	8,177,652
65,591	Philip Morris International	5,798,244
116,711	Procter & Gamble	8,914,386
37,600	Reynolds American	1,816,832
3,600	Sysco	148,500
27,841	Walgreens Boots Alliance	2,357,576
81,923	Wal-Mart Stores	4,689,273
		75,185,197
	Energy — 6.7%
6,069	Alliance Resource Partners LP	130,119
13,300	Buckeye Partners LP	902,139
52,193	California Resources	210,860
92,263	Chevron	8,384,861
16,059	ConocoPhillips	856,748
74,400	Denbury Resources	263,376
6,500	Enterprise Products Partners LP	179,595
1,600	EOG Resources	137,360
189,990	ExxonMobil	15,719,773
8,337	Halliburton	319,974
14,700	Helmerich & Payne	827,169
26,800	Hess	1,506,428
34,200	Kinder Morgan	935,370
10,200	Magellan Midstream Partners	650,862
92,500	Marathon Oil	1,700,150
47,000	Marathon Petroleum	2,434,600
27,100	Murphy Oil	770,453
35,500	National Oilwell Varco	1,336,220
15,500	Oasis Petroleum (1)	180,265
51,033	Occidental Petroleum	3,804,000
7,100	Oceaneering International	298,342
7,379	Phillips 66	657,100
3,300	REX American Resources (1)	181,203
67,572	Schlumberger	5,281,428
9,900	Transocean Partners LLC	112,068
44,600	Valero Energy	2,940,032
		50,720,495
	Financials — 14.6%
42,900	Aflac	2,734,875
38,027	American Express	2,785,858
13,700	American Financial Group	989,003
64,200	American International Group	4,048,452
1,800	American Tower Class A REIT	184,014
10,600	Ameriprise Financial	1,222,816
502,150	Bank of America	8,426,077
65,800	BB&T	2,444,470
60,000	Berkshire Hathaway Class B (1)	8,161,200
2,600	BlackRock Class A	915,122
11,400	BOK Financial	765,852
9,000	Broadridge Financial Solutions	536,220
11,100	Capital One Financial	875,790
149,142	Citigroup	7,929,880
3,700	CME Group Class A	349,539
22,300	CNA Financial	815,288
28,400	Comerica	1,232,560
16,200	Community Bank System	660,312
17,100	Corrections Corp. of America REIT	487,350
43,418	Discover Financial Services	2,440,960
7,500	EPR Properties REIT	426,075
2,200	Equity Residential REIT	170,104
3,200	FactSet Research Systems	560,384
3,244	FBL Financial Group Class A	204,048
130,400	Fifth Third Bancorp	2,484,120

The accompanying notes are an integral part of the financial statements.

Shares		Value $

44,300	Franklin Resources	1,805,668
10,300	Getty Realty REIT	173,864
22,004	Goldman Sachs Group	4,125,750
4,300	HCI Group	187,523
42,700	HCP REIT	1,588,440
12,900	Horace Mann Educators	441,696
31,300	International Bancshares	843,535
7,000	Jack Henry & Associates	541,380
181,663	JPMorgan Chase	11,671,848
113,500	KeyCorp	1,409,670
19,200	Lincoln National	1,027,392
6,800	M&T Bank	814,980
20,700	Medallion Financial	173,052
27,700	MetLife	1,395,526
101,500	Morgan Stanley	3,346,455
18,900	OFG Bancorp	174,069
7,000	Omega Healthcare Investors REIT	241,640
28,800	Paychex	1,485,504
38,800	PNC Financial Services Group	3,502,088
32,500	Principal Financial Group	1,630,200
4,500	ProAssurance	238,320
3,500	Prudential Financial	288,750
900	Public Storage REIT	206,514
3,400	RE Class A	128,078
158,000	Regions Financial	1,477,300
7,563	Simon Property Group REIT	1,523,642
455	Stock Yards Bancorp	17,144
22,100	T. Rowe Price Group	1,671,202
20,400	TD Ameritrade Holding	703,188
16,000	Torchmark	928,160
40,751	U.S. Bancorp	1,718,877
8,300	Universal Insurance Holdings	261,865
12,700	Validus Holdings	562,610
6,400	Ventas REIT	343,808
15,100	Waddell & Reed Financial Class A	557,794
215,472	Wells Fargo	11,665,654
4,400	World Acceptance (1)	167,772
		110,891,327
	Healthcare — 14.2%
43,933	Abbott Laboratories	1,968,198
61,681	AbbVie	3,673,103
30,316	Aetna	3,479,671
8,300	Allergan (1)	2,560,301
42,717	Amgen	6,756,975
8,700	Amsurg Class A (1)	609,783
5,900	Anthem	820,985
4,600	Becton Dickinson	655,592
14,362	Biogen (1)	4,172,305
5,500	Bio-Techne	485,100
50,871	Bristol-Myers Squibb	3,354,942
8,300	Cardinal Health	682,260
32,000	Celgene (1)	3,926,720
12,822	Computer Programs & Systems	487,364
6,100	CR Bard	1,136,735
47,761	Eli Lilly	3,895,865
6,800	Enanta Pharmaceuticals (1)	191,012
15,124	Express Scripts Holding (1)	1,306,411
77,504	Gilead Sciences	8,380,507
134,984	Johnson & Johnson	13,637,434
18,100	McKesson	3,236,280
56,469	Medtronic	4,174,189
152,107	Merck	8,314,169
26,700	Meridian Bioscience	507,567
22,000	Molina Healthcare (1)	1,364,000
326,947	Pfizer	11,057,348
24,000	Quality Systems	337,200
22,900	Quest Diagnostics	1,556,055
35,900	St. Jude Medical	2,290,779
35,099	Stryker	3,356,166
9,500	Thermo Fisher Scientific	1,242,410
61,700	UnitedHealth Group	7,267,026
2,200	Universal Health Services Class B	268,598
5,400	Vertex Pharmaceuticals (1)	673,596
1,508	Waters (1)	192,722
		108,019,368
	Industrials — 9.8%
34,235	3M	5,382,084
36,300	ADT	1,199,352
13,400	AMETEK	734,588
10,200	Applied Industrial Technologies	421,362
25,800	Boeing	3,820,206
11,508	Caterpillar	839,969
21,300	CH Robinson Worldwide	1,477,794
22,700	Cummins	2,349,677
10,900	Danaher	1,017,079
6,400	Deluxe	381,120
28,400	Dover	1,829,812
9,000	Dun & Bradstreet	1,024,830
4,900	Ennis	98,147
5,300	FedEx	827,065
20,100	Flowserve	931,836
18,647	General Dynamics	2,770,571
337,589	General Electric	9,763,074
39,891	Honeywell International	4,119,943
4,800	Hubbell Class B	464,880
5,100	Huntington Ingalls Industries	611,694
30,300	Illinois Tool Works	2,785,782
7,700	Lincoln Electric Holdings	460,537
13,400	Lockheed Martin	2,945,722
6,500	MSC Industrial Direct Class A	408,005
23,993	Norfolk Southern	1,920,160
12,400	Northrop Grumman	2,328,100

The accompanying notes are an integral part of the financial statements.

Shares		Value $

16,000	Parker Hannifin	1,675,200
31,600	Pitney Bowes	652,540
21,600	Raytheon	2,535,840
15,300	Rockwell Automation	1,670,148
9,300	Roper Technologies	1,733,055
14,500	RPX (1)	206,480
17,600	Stanley Black & Decker	1,865,248
37,900	Union Pacific	3,386,365
31,964	United Parcel Service Class B	3,292,931
44,695	United Technologies	4,398,435
26,100	Waste Management	1,403,136
3,500	WW Grainger	735,000
		74,467,767
	Information Technology — 20.6%
10,900	Adobe Systems (1)	966,394
11,849	Alphabet Class A (1)	8,737,334
12,094	Alphabet Class C (1)	8,596,536
13,200	Amdocs	786,324
15,400	Amphenol Class A	834,988
245,673	Apple	29,357,923
24,300	Automatic Data Processing	2,113,857
38,300	Brocade Communications Systems	399,086
36,700	CA	1,016,957
251,685	Cisco Systems	7,261,112
11,500	Citrix Systems (1)	944,150
31,100	Cognizant Technology Solutions Class A (1)	2,118,221
94,700	Corning	1,761,420
5,800	CSG Systems International	194,416
9,700	Dolby Laboratories Class A	336,299
60,700	eBay (1)	1,693,530
3,600	Ebix	99,828
114,900	EMC	3,012,678
6,400	F5 Networks (1)	705,280
78,600	Facebook Class A (1)	8,014,842
20,800	FLIR Systems	554,736
13,500	Harris	1,068,255
103,233	HP	2,783,162
244,974	Intel	8,294,820
48,694	International Business Machines	6,821,056
7,100	Intuit	691,753
5,500	j2 Global	426,525
9,500	Lexmark International Class A	308,655
24,200	Linear Technology	1,074,964
32,700	MasterCard Class A	3,236,973
17,100	Maxim Integrated Products	700,758
21,200	Microchip Technology	1,023,748
355,950	Microsoft	18,737,208
29,300	NetApp	996,200
4,900	NETGEAR (1)	202,860
161,581	Oracle	6,275,806
60,700	PayPal Holdings (1)	2,185,807
8,400	Progress Software (1)	203,952
13,100	QLogic (1)	162,440
90,577	QUALCOMM	5,382,086
8,200	salesforce.com (1)	637,222
3,300	Skyworks Solutions	254,892
6,000	SolarWinds (1)	348,180
65,100	Symantec	1,341,060
14,300	Teradata (1)	401,973
64,122	Texas Instruments	3,637,000
18,000	Total System Services	944,100
70,800	Visa Class A	5,492,664
19,300	Western Digital	1,289,626
61,300	Western Union	1,180,025
24,300	Xilinx	1,157,166
		156,766,847
	Materials — 2.0%
2,600	Air Products & Chemicals	361,348
18,410	CF Industries Holdings	934,676
4,900	Compass Minerals International	398,076
62,700	Dow Chemical	3,239,709
40,000	E.I. du Pont de Nemours	2,536,000
13,900	FutureFuel	214,199
35,900	International Paper	1,532,571
11,540	Monsanto	1,075,759
25,700	Mosaic	868,403
44,800	Newmont Mining	871,808
8,200	Nucor	346,860
10,500	Packaging Corp. of America	718,725
3,700	Praxair	411,033
7,200	Schweitzer-Mauduit International	279,504
4,600	Scotts Miracle-Gro Class A	304,336
15,500	Sonoco Products	661,695
1,500	Terra Nitrogen LP	158,670
11,900	Westlake Chemical	717,213
		15,630,585
	Telecommunication Services — 2.4%
257,327	AT&T	8,623,028
199,030	Verizon Communications	9,330,526
		17,953,554
	Utilities — 1.0%
16,000	AES	175,200
68,571	Emerson Electric	3,238,608
8,800	NeuStar Class A (1)	239,272
19,500	NextEra Energy	2,001,870

The accompanying notes are an integral part of the financial statements.

Shares		Value $

47,500	Public Service Enterprise Group	1,961,275
		7,616,225
	Total United States	700,177,364
	TOTAL COMMON STOCK (Cost $526,643,141)	727,158,339

	TOTAL INVESTMENTS — 95.7% (Cost $526,643,141)	727,158,339

	OTHER ASSETS LESS LIABILITIES — 4.3%	33,052,779

	NET ASSETS — 100%	$760,211,118

(1)         Denotes non-income producing security.

The open futures contracts held by the Fund at October 31, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
S&P 500 Index E-MINI	245	Dec-2015	$1,441,930

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2015, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Citigroup Global Markets	11/12/15	CAD	14,390,335	USD	11,036,930	$32,620

CAD — Canadian Dollar

LLC — Limited Liability Corporation

LP — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$727,158,339	$—	$—	$727,158,339
Total Investments in Securities	$727,158,339	$—	$—	$727,158,339

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$1,441,930	$—	$—	$1,441,930
Forwards — Unrealized Appreciation	—	32,620	—	32,620
Total Other Financial Instruments	$1,441,930	$32,620	$—	$1,474,550

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

October 31, 2015

Shares		Value $

	COMMON STOCK — 89.0%
	Consumer Discretionary — 13.1%
20,115	AMC Entertainment Holdings Class A	550,548
80,900	American Eagle Outfitters	1,236,152
32,700	Brunswick	1,759,587
3,747	Cavco Industries (1)	369,454
78,603	Chegg (1)	542,361
53,300	ClubCorp Holdings	1,089,452
7,400	Domino’s Pizza	789,358
34,000	Fortune Brands Home & Security	1,779,220
20,403	Fox Factory Holding (1)	362,153
500	Graham Holdings Class B	276,235
9,600	Helen of Troy (1)	952,416
31,160	Hemisphere Media Group Class A (1)	421,595
17,900	Homeinns Hotel Group ADR (1)	536,642
53,100	Interval Leisure Group	937,215
28,100	Matthews International Class A	1,622,213
14,852	ServiceMaster Global Holdings (1)	529,474
53,700	Steven Madden (1)	1,871,445
24,508	Waste Connections	1,335,196
		16,960,716
	Consumer Staples — 0.8%
58,650	Dean Foods	1,062,151

	Financial Services — 23.6%
24,200	Amerisafe	1,324,466
56,000	Brown & Brown	1,807,120
54,952	CoreLogic (1)	2,142,029
40,200	Douglas Emmett REIT	1,228,110
33,359	Equity LifeStyle Properties REIT	2,017,552
4,133	First Citizens BancShares Class A	1,058,627
79,586	Golub Capital BDC	1,302,823
49,600	Heritage Financial	913,632
25,400	HFF Class A	876,808
82,205	Kennedy-Wilson Holdings	2,015,667
15,400	Lakeland Financial	691,922
37,500	Meridian Bancorp	526,500
24,369	Mid-America Apartment Communities REIT	2,075,995
19,400	PacWest Bancorp	873,776
27,195	Parkway Properties REIT	454,973
26,700	PrivateBancorp	1,116,861
31,666	ProAssurance	1,677,031
56,500	Radian Group	817,555
12,700	Reinsurance Group of America Class A	1,146,048
19,000	Simmons First National Class A	979,260
13,100	South State	1,015,250
27,629	Stifel Financial (1)	1,227,556
77,840	Terreno Realty REIT	1,742,059
16,000	Western Alliance Bancorp (1)	572,000
16,600	Wintrust Financial	838,134
		30,441,754
	Healthcare — 12.8%
9,200	Aerie Pharmaceuticals (1)	209,852
48,095	Catalent (1)	1,278,365
19,300	Centene (1)	1,147,964
22,300	Cepheid (1)	744,820
6,100	Cooper	929,396
7,398	Evolent Health Class A (1)	95,064
20,688	Flexion Therapeutics (1)	340,938
18,500	HealthSouth	644,355
27,172	INC Research Holdings Class A (1)	1,133,344
35,788	K2M Group Holdings (1)	653,131
21,600	KemPharm (1)	353,160
10,600	LifePoint Health (1)	730,128
21,200	Masimo (1)	841,216
20,000	Parexel International (1)	1,262,400
19,800	Sirona Dental Systems (1)	2,160,774
26,800	Surgical Care Affiliates (1)	793,548
21,300	Trinity Biotech ADR	239,199
69,751	VWR (1)	1,918,850
17,700	West Pharmaceutical Services	1,062,177
		16,538,681
	Materials & Processing — 9.5%
11,200	Balchem	764,960
26,500	Beacon Roofing Supply (1)	937,835
15,800	Compass Minerals International	1,283,592
31,700	Hexcel	1,468,344
50,300	Horsehead Holding (1)	142,852
36,800	Louisiana-Pacific (1)	649,888
19,500	Minerals Technologies	1,149,330
22,200	Packaging Corp. of America	1,519,590
48,500	Pretium Resources (1)	290,515
41,800	Simpson Manufacturing	1,587,564
60,100	Steel Dynamics	1,110,047
10,586	Universal Forest Products	768,861
5,700	Valmont Industries	618,108
		12,291,486
	Other Energy — 2.4%
15,000	Carrizo Oil & Gas (1)	564,450
6,900	PDC Energy (1)	416,346
17,400	RigNet (1)	522,000
29,600	RPC	326,488
107,400	Synergy Resources (1)	1,201,806
		3,031,090
	Producer Durables — 11.4%
6,400	Allegiant Travel Class A	1,263,680
14,600	CLARCOR	727,956
44,100	Compass Diversified Holdings LP	725,445
30,000	Darling Ingredients (1)	303,600

The accompanying notes are an integral part of the financial statements.

Shares		Value $

8,600	Dycom Industries (1)	654,374
29,100	ESCO Technologies	1,079,319
9,500	FARO Technologies (1)	321,005
35,200	Generac Holdings (1)	1,110,912
1,594	Genesee & Wyoming Class A (1)	106,957
32,579	Herman Miller	1,033,732
22,016	IDEX	1,689,948
38,500	Kornit Digital (1)	459,690
16,200	MSC Industrial Direct Class A	1,016,874
4,800	Multi-Color	373,632
17,600	On Assignment (1)	793,936
11,800	OSI Systems (1)	1,016,924
4,000	Powell Industries	133,280
3,300	Regal Beloit	210,507
25,200	Tetra Tech	677,880
6,300	Towers Watson Class A	778,428
7,000	US Ecology	274,470
		14,752,549
	Technology — 11.3%
74,400	Cadence Design Systems (1)	1,653,168
59,900	Ciena (1)	1,445,986
26,000	DigitalGlobe (1)	388,180
112,000	Entegris (1)	1,436,960
8,300	EPAM Systems (1)	642,005
32,800	Fabrinet (1)	710,776
35,900	Fairchild Semiconductor International Class A (1)	598,812
40,700	Fortinet (1)	1,398,452
80,600	Global Eagle Entertainment (1)	1,073,592
14,600	Inovalon Holdings Class A (1)	336,530
60,700	Integrated Device Technology (1)	1,547,850
15,400	Leidos Holdings	809,578
34,720	M/A-COM Technology Solutions Holdings (1)	1,171,453
25,860	PTC (1)	916,479
10,883	Verint Systems (1)	517,813
		14,647,634
	Utilities — 4.1%
31,300	Cleco	1,658,900
17,900	IDACORP	1,196,615
28,422	NorthWestern	1,540,188
13,400	Portland General Electric	496,872
10,500	SJW	333,165
		5,225,740
	TOTAL COMMON STOCK (Cost $87,674,976)	114,951,801

	INVESTMENT COMPANIES — 5.6%
24,800	iShares Russell 2000 ETF	2,860,432
95,500	SPDR Barclays 1-3 Month T-Bill ETF	4,362,440

	TOTAL INVESTMENT COMPANIES (Cost $7,426,612)	7,222,872

	TOTAL INVESTMENTS — 94.6% (Cost $95,101,588)	122,174,673

	OTHER ASSETS LESS LIABILITIES — 5.4%	7,033,865

	NET ASSETS — 100%	$129,208,538

(1)  Denotes non-income producing security.

ADR — American Depositary Receipt

BDC — Business Development Company

ETF — Exchange Traded Fund

LP — Limited Partnership

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$114,951,801	$—	$—	$114,951,801
Investment Companies	7,222,872	—	—	7,222,872
Total Investments in Securities	$122,174,673	$—	$—	$122,174,673

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

October 31, 2015

Shares		Value $

	COMMON STOCK — 89.0%
	Auto & Transportation — 1.0%
8,300	Ryder System	595,774

	Consumer Discretionary — 16.1%
5,800	Advance Auto Parts	1,150,894
48,175	Aramark	1,462,111
10,200	Brunswick	548,862
500	Cable One (1)	216,720
3,400	Domino’s Pizza	362,678
16,100	Fortune Brands Home & Security	842,513
800	Graham Holdings Class B	441,976
7,248	Jack in the Box	540,193
15,100	KAR Auction Services	579,840
4,800	Lamar Advertising Class A REIT	270,864
12,100	PVH	1,100,495
24,900	TEGNA	673,296
2,400	VeriSign (1)	193,440
16,295	Waste Connections	887,752
		9,271,634
	Consumer Staples — 2.5%
24,114	Performance Food Group (1)	549,076
7,800	Spectrum Brands Holdings	747,630
3,476	WhiteWave Foods Class A (1)	142,446
		1,439,152
	Financial Services — 20.1%
1,889	Affiliated Managers Group (1)	340,511
3,143	Alexandria REIT	282,053
11,189	Apartment Investment & Management Class A REIT	438,497
26,549	Ares Capital	404,341
15,014	Arthur J Gallagher	656,562
10,800	Brown & Brown	348,516
8,090	Commerce Bancshares	368,500
22,500	CoreLogic (1)	877,050
3,300	Cullen/Frost Bankers	225,852
19,400	Douglas Emmett REIT	592,670
11,300	East West Bancorp	456,407
9,853	Equity LifeStyle Properties REIT	595,909
5,800	First Republic Bank	378,798
18,500	Genpact (1)	458,430
17,793	Parkway Properties REIT	297,677
3,528	PartnerRe	490,392
5,400	ProAssurance	285,984
29,100	Radian Group	421,077
8,200	Raymond James Financial	451,902
5,900	Redwood Trust REIT	78,352
3,600	Reinsurance Group of America Class A	324,864
2,600	Signature Bank NY (1)	387,192
2,035	SVB Financial Group (1)	248,412
8,150	Torchmark	472,782
17,154	Vantiv Class A (1)	860,273
7,000	Wintrust Financial	353,430
16,000	Zions Bancorporation	460,320
		11,556,753
	Healthcare — 12.4%
4,100	Aerie Pharmaceuticals (1)	93,521
23,932	Catalent (1)	636,112
4,600	Centene (1)	273,608
6,841	Cepheid (1)	228,489
2,900	Cooper	441,844
15,384	Envision Healthcare Holdings (1)	433,829
3,269	Henry Schein (1)	495,940
3,700	LifePoint Health (1)	254,856
11,100	Masimo (1)	440,448
8,200	Parexel International (1)	517,584
14,200	PerkinElmer	733,288
7,618	Quintiles Transnational Holdings (1)	484,886
5,900	Sirona Dental Systems (1)	643,867
3,517	Universal Health Services Class B	429,391
27,587	VWR (1)	758,918
4,600	West Pharmaceutical Services	276,046
		7,142,627
	Materials & Processing — 8.9%
4,753	Airgas	457,049
16,300	Hexcel	755,016
31,100	Interface Class A	608,005
3,300	Lennox International	438,273
7,400	Minerals Technologies	436,156
13,972	Owens Corning	636,145
8,900	Packaging Corp. of America	609,205
5,300	Reliance Steel & Aluminum	317,788
9,800	Sealed Air	481,376
3,534	Valmont Industries	383,227
		5,122,240
	Other Energy — 2.0%
6,600	Helmerich & Payne	371,382
8,600	PDC Energy (1)	518,924
25,100	RPC	276,853
		1,167,159
	Producer Durables — 12.4%
3,000	Alaska Air Group	228,750
17,800	Allison Transmission Holdings Class A	510,860
8,800	Carlisle	765,600
5,700	CLARCOR	284,202
6,900	Dover	444,567
7,800	Graco	572,520
4,100	Herman Miller	130,093
5,591	IDEX	429,165
3,200	Kirby (1)	208,928
7,600	MSC Industrial Direct Class A	477,052

The accompanying notes are an integral part of the financial statements.

Shares		Value $

6,600	Quanta Services (1)	132,726
30,950	Rollins	830,079
6,600	Snap-on	1,094,874
8,300	Spirit Airlines (1)	308,096
2,799	Towers Watson Class A	345,844
4,968	Verisk Analytics Class A (1)	355,759
		7,119,115
	Technology — 10.7%
10,057	Arrow Electronics (1)	553,035
27,800	Cadence Design Systems (1)	617,716
24,800	Ciena (1)	598,672
14,300	DigitalGlobe (1)	213,499
3,900	Gartner (1)	353,613
8,800	Integrated Device Technology (1)	224,400
9,900	Linear Technology	439,758
10,200	Microchip Technology	492,558
30,200	ON Semiconductor (1)	332,200
11,300	PTC (1)	400,472
31,400	Sabre	920,648
2,500	SBA Communications Class A (1)	297,550
14,194	Synopsys (1)	709,416
		6,153,537
	Utilities — 2.9%
8,100	Alliant Energy	478,062
10,300	NorthWestern	558,157
8,900	Portland General Electric	330,012
8,500	Westar Energy Class A	337,450
		1,703,681
	TOTAL COMMON STOCK (Cost $39,652,360)	51,271,672

	INVESTMENT COMPANY — 4.1%
51,434	SPDR Barclays 1-3 Month T-Bill ETF (Cost $2,351,755)	2,349,505

	TOTAL INVESTMENTS — 93.1% (Cost $42,004,115)	53,621,177

	OTHER ASSETS LESS LIABILITIES — 6.9%	3,981,249

	NET ASSETS — 100%	$57,602,426

(1)   Denotes non-income producing security.

The open futures contracts held by the Fund at October 31, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
Russell 2000 Index E-MINI	3	Dec-2015	$(756)
S&P Mid 400 Index E-MINI	4	Dec-2015	723
			$(33)

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$51,271,672	$—	$—	$51,271,672
Investment Company	2,349,505	—	—	2,349,505
Total Investments in Securities	$53,621,177	$—	$—	$53,621,177

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$723	$—	$—	$723
Futures — Unrealized Depreciation	(756)	—	—	(756)
Total Other Financial Instruments	$(33)	$—	$—	$(33)

(1)                            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)                             All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

October 31, 2015

Shares		Value $

	COMMON STOCK — 94.5%
	Brazil — 3.8%
1,882,120	Ambev ADR	9,165,925
885,800	BB Seguridade Participacoes	6,109,678
1,400,656	Cia de Concessoes Rodoviarias	4,401,849
844,140	Cielo	8,013,371
283,700	Embraer ADR	8,332,269
485,200	Ultrapar Participacoes	8,429,399
1,030,100	Weg	3,846,298
		48,298,789
	Chile — 1.2%
252,871	Banco Santander Chile ADR	4,802,020
98,711	Empresa Nacional de Electricidad ADR	3,729,302
540,572	Enersis ADR	7,162,579
		15,693,901
	China — 24.6%
35,497	Baidu ADR (1)	6,654,623
439,000	Belle International Holdings (2)	426,110
6,794,000	Brilliance China Automotive Holdings (2)	9,420,858
67,838,320	China Construction Bank Class H (2)	49,166,231
4,833,000	China Life Insurance Class H (2)	17,428,205
9,339,000	China Longyuan Power Group Class H (2)	8,538,147
3,288,500	China Mobile (2)	39,428,770
5,557,600	China Pacific Insurance Group Class H (2)	22,138,124
47,159,600	China Petroleum & Chemical Class H (2)	33,994,718
5,518,000	China Unicom Hong Kong (2)	6,724,724
1,888,100	Chongqing Changan Automobile Class B (2)	3,474,951
17,268,565	Industrial & Commercial Bank of China Class H (2)	10,953,550
306,842	JD.com ADR (1)	8,474,976
253,377	Mindray Medical International ADR	6,075,980
3,526,200	Tencent Holdings (2)	66,466,679
252,300	Vipshop Holdings ADR (1)	5,177,196
157,336	Yum! Brands	11,156,696
1,087,000	Zhuzhou CSR Times Electric Class H (2)	7,036,633
		312,737,171
	Czech Republic (2) — 0.3%
17,313	Komercni Banka	3,587,904

	Egypt (2) — 0.5%
776,793	Commercial International Bank	5,115,991
249,193	Commercial International Bank GDR	1,454,089
		6,570,080
	Greece (2) — 0.3%
339,758	Hellenic Telecommunications Organization	3,180,551

	Hong Kong (2) — 2.5%
5,482,200	AIA Group	32,143,954

	Hungary (2) — 1.3%
843,517	OTP Bank	16,323,526

	India (2) — 8.3%
1,577,008	Axis Bank	11,429,029
1,435,495	HDFC Bank	24,052,706
414,784	Lupin	12,220,742
225,600	Maruti Suzuki India	15,353,993
969,081	Sun Pharmaceutical Industries	13,177,674
517,728	Tata Consultancy Services	19,738,486
936,347	Tata Motors	5,529,795
94,391	UltraTech Cement	4,167,946
		105,670,371
	Kuwait — 0.5%
2,370,000	National Bank of Kuwait SAKP	6,412,803

	Mexico — 2.1%
114,859	Fomento Economico Mexicano ADR	11,381,378
343,720	Grupo Aeroportuario del Pacifico Class B	3,100,135
2,368,916	Grupo Financiero Banorte Class O	12,682,273
		27,163,786
	Philippines (2) — 1.1%
9,504,900	Ayala Land	7,258,906
344,900	SM Investments	6,432,519
		13,691,425
	Poland (2) — 1.4%
225,342	Bank Pekao	8,763,009
112,129	Polski Koncern Naftowy Orlen	1,819,120
686,913	Powszechna Kasa Oszczednosci Bank Polski	5,087,313
19,982	Powszechny Zaklad Ubezpieczen	1,940,235
		17,609,677

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Russia — 3.9%
66,564	LUKOIL ADR	2,412,945
118,623	Luxoft Holding Class A (1)	7,905,037
138,537	Magnit GDR (2)	6,287,977
85,772	Mail.Ru Group GDR (1)(2)	1,667,354
419,346	MMC Norilsk Nickel ADR	6,248,256
79,950	NovaTek GDR (2)	7,310,077
2,225,173	Sberbank of Russia ADR	13,595,807
196,537	X5 Retail Group GDR (1)(2)	4,062,013
		49,489,466
	South Africa (2) — 4.3%
279,887	Aspen Pharmacare Holdings	6,274,247
4,116,758	FirstRand	15,085,203
165,479	Naspers Class N	24,159,022
1,148,976	Woolworths Holdings	8,500,815
		54,019,287
	South Korea — 19.7%
45,627	Amorepacific (2)	15,061,219
109,666	Coway (2)	8,170,487
782,260	DGB Financial Group (2)	7,256,188
497,422	Hana Financial Group (2)	12,096,798
100,683	Hotel Shilla (2)	9,678,380
53,628	Hyundai Department Store (2)	5,886,801
35,219	Hyundai Mobis (2)	7,404,102
176,280	Hyundai Motor (2)	24,078,904
165,280	Korea Electric Power (2)	7,441,662
124,362	LG (2)	7,195,813
64,418	LG Chem (2)	17,124,955
57,778	LG Innotek (2)	4,671,844
28,758	NAVER (2)	15,100,117
23,247	POSCO (2)	3,738,372
78,308	S-1 Class 1	6,800,133
24,642	Samsung C&T (1)(2)	3,325,586
56,538	Samsung Electronics (2)	67,813,180
24,952	Samsung Fire & Marine Insurance (2)	6,997,873
128,240	Shinhan Financial Group (2)	4,894,314
369,631	SK Hynix (2)	9,892,150
27,011	SK Innovation (2)	2,800,731
15,148	SK Telecom (2)	3,207,776
		250,637,385
	Taiwan (2) — 12.0%
11,859,000	Advanced Semiconductor Engineering	13,690,682
1,534,000	Catcher Technology	15,054,708
12,408,489	Cathay Financial Holding	17,674,599
3,452,000	Chipbond Technology	4,912,721
10,706,385	CTBC Financial Holding	5,865,565
283,040	Eclat Textile	4,162,935
9,864,194	Hon Hai Precision Industry	26,219,613
3,952,000	Taiwan Mobile	12,441,162
12,332,139	Taiwan Semiconductor Manufacturing	51,963,552
		151,985,537
	Thailand (2) — 2.1%
1,700,600	Advanced Info Service	11,128,336
1,038,375	Kasikornbank	5,030,215
1,207,525	Kasikornbank NVDR	5,839,907
5,955,030	Minor International	5,100,973
		27,099,431
	Turkey (2) — 2.8%
5,136,765	Akbank	13,164,181
3,003,673	KOC Holding	13,565,724
336,366	Tupras Turkiye Petrol Rafinerileri	8,876,010
		35,605,915
	United Arab Emirates (2) — 1.8%
12,687,717	Emaar Properties PJSC	22,285,092
	TOTAL COMMON STOCK (Cost $1,161,479,691)	1,200,206,051

	PREFERRED STOCK — 2.0%
	Brazil — 2.0%
2,435,714	Itau Unibanco Holding ADR	16,684,641
1,158,800	Lojas Americanas	5,020,951
422,400	Telefonica Brasil ADR	4,376,064
	TOTAL PREFERRED STOCK (Cost $37,798,796)	26,081,656

	INVESTMENT COMPANY (1)(3) — 1.0%
1,150,120	Schroder Emerging Markets Small Cap Fund, R6 Shares (Cost $11,501,200)	12,099,262

	TOTAL INVESTMENTS — 97.5% (Cost $1,210,779,687)	1,238,386,969

	OTHER ASSETS LESS LIABILITIES — 2.5%	32,044,315

	NET ASSETS — 100%	$1,270,431,284

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Affiliated fund.

The accompanying notes are an integral part of the financial statements.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depository Receipt

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$48,298,789	$—	$—	$48,298,789
Chile	15,693,901	—	—	15,693,901
China	37,539,471	275,197,700	—	312,737,171
Czech Republic	—	3,587,904	—	3,587,904
Egypt	—	6,570,080	—	6,570,080
Greece	—	3,180,551	—	3,180,551
Hong Kong	—	32,143,954	—	32,143,954
Hungary	—	16,323,526	—	16,323,526
India	—	105,670,371	—	105,670,371
Kuwait	6,412,803	—	—	6,412,803
Mexico	27,163,786	—	—	27,163,786
Philippines	—	13,691,425	—	13,691,425
Poland	—	17,609,677	—	17,609,677
Russia	30,162,045	19,327,421	—	49,489,466
South Africa	—	54,019,287	—	54,019,287
South Korea	6,800,133	243,837,252	—	250,637,385
Taiwan	—	151,985,537	—	151,985,537
Thailand	—	27,099,431	—	27,099,431
Turkey	—	35,605,915	—	35,605,915
United Arab Emirates	—	22,285,092	—	22,285,092
Total Common Stock	172,070,928	1,028,135,123	—	1,200,206,051

Preferred Stock
Brazil	26,081,656	—	—	26,081,656
Total Preferred Stock	26,081,656	—	—	26,081,656

Investment Company	12,099,262	—	—	12,099,262
Total Investment Company	12,099,262	—	—	12,099,262

Total Investments in Securities	$210,251,846	$1,028,135,123	$—	$1,238,386,969

(1)            Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2015, the Fund had securities with a total value of $1,028,135,123 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Multi-Cap Equity Fund

Schedule of Investments

October 31, 2015

Shares		Value $

	COMMON STOCK — 92.8%
	Bermuda — 0.2%
1,600	Genpact (1)	39,648

	Brazil — 4.5%
36,600	Ambev	181,171
16,000	BTG Pactual Group	119,070
16,300	Centrais Eletricas Brasileiras (1)	21,217
21,861	Cia Energetica de Minas Gerais ADR	42,629
10,900	Cia Hering	42,819
2,600	Cia Paranaense de Energia ADR	21,476
5,600	Eternit	3,253
7,426	Ez Tec Empreendimentos e Participacoes	24,454
3,600	Gerdau ADR	5,004
2,700	Grendene	12,637
2,100	Linx	25,593
3,200	M Dias Branco	58,000
8,500	Mahle-Metal Leve	51,597
3,700	Multiplus	32,946
10,400	Natura Cosmeticos	61,755
42,300	Odontoprev	108,367
3,300	Petroleo Brasileiro ADR (1)	16,104
13,300	QGEP Participacoes	20,554
1,700	Qualicorp	7,141
3,500	Smiles	27,317
11,300	TOTVS	100,121
9,723	Tractebel Energia	85,392
11,300	Transmissora Alianca de Energia Eletrica	58,309
9,200	Vale	40,697
		1,167,623
	Chile — 1.0%
15,079	Empresa Nacional de Electricidad	18,891
8,000	Enersis ADR	106,000
7,574	Parque Arauco	12,655
5,600	Sociedad Quimica y Minera de Chile ADR	108,528
		246,074
	China — 14.1%
32,000	361 Degrees International (2)	11,355
2,900	51job ADR (1)	98,049
1,900	Alibaba Group Holding ADR (1)	159,277
84,000	Anhui Conch Cement Class H (2)	256,309
576,000	Bank of China Class H (2)	271,620
59,000	Bank of Communications Class H (2)	43,519
23,000	Changshouhua Food	13,888
135,000	China Child Care (2)	18,251
275,000	China Construction Bank Class H (2)	199,308
108,000	China Creative Home Group (2)	12,213
60,000	China Life Insurance Class H (2)	216,365
322,000	China Lumena New Materials (1)(2)(3)	—
39,200	China Pacific Insurance Group Class H (2)	156,149
178,000	China Petroleum & Chemical Class H (2)	128,310
33,500	China Shenhua Energy Class H (2)	56,365
91,000	China Shineway Pharmaceutical Group (2)	118,001
90,000	Consun Pharmaceutical Group (2)	52,877
160,000	Dongfeng Motor Group Class H (2)	229,664
46,000	Haitian International Holdings (2)	80,486
18,000	Harbin Electric Class H (2)	10,731
19,000	Hengan International Group (2)	205,170
104,000	HOSA International (2)	42,879
407,000	Industrial & Commercial Bank of China Class H (2)	258,163
90,000	Jiangsu Expressway Class H (2)	121,688
29,000	Kingsoft (2)	65,623
3,100	Mindray Medical International ADR	74,338
400	NetEase ADR	57,812
9,000	On-Bright Electronics (2)	47,049
121,000	Pacific Online (2)	40,349
89,000	Peak Sport Products (2)	26,747
9,000	Ping An Insurance Group of China Class H (2)	50,519
39,500	Sinopec Engineering Group Class H (2)	34,005
26,500	SOHO China (2)	13,628
12,500	SouFun Holdings ADR	88,375
12,400	Tencent Holdings (2)	233,732
33,000	TravelSky Technology Class H (2)	48,683
88,000	Weichai Power Class H (2)	93,313
55,000	Xingda International Holdings (2)	12,218
		3,647,028
	Colombia — 0.4%
11,690	Cemex Latam Holdings (1)	40,675
7,200	Ecopetrol ADR	67,104
		107,779
	Czech Republic — 1.0%
8,096	CEZ (2)	161,762
5,807	Fortuna Entertainment Group (1)	17,262
327	Komercni Banka (2)	67,767
		246,791
	Egypt — 1.4%
4,304	Alexandria Mineral Oils (2)	16,068
26,803	Commercial International Bank (2)	176,526
1,944	Eastern Tobacco	49,629
3,380	Egyptian International Pharmaceutical Industrial	32,200

The accompanying notes are an integral part of the financial statements.

Shares		Value $

452,811	Orascom Telecom Media And Technology Holding SAE (1)(2)	46,723
37,807	Telecom Egypt (2)	32,383
		353,529
	Greece (2) — 0.4%
1,656	Athens Water Supply & Sewage	10,513
1,630	JUMBO	15,819
1,189	Metka	11,423
8,333	OPAP	74,057
		111,812
	Hong Kong (2) — 7.8%
162,000	Belle International Holdings	157,243
22,000	Biostime International Holdings	48,848
74,000	Bolina Holding	18,014
5,000	China Animal Healthcare (1)(3)	2,516
202,000	China BlueChemical	60,246
136,000	China Lesso Group Holdings	109,958
46,000	China Lilang	39,191
14,000	China Medical System Holdings	19,230
18,000	China Merchants China Direct Investments	30,512
22,000	China Mobile	263,778
46,000	CIMC Enric Holdings	30,282
79,000	CITIC	147,294
145,000	CNOOC	163,779
150,000	Geely Automobile Holdings	79,990
25,000	Goldlion Holdings	10,565
13,000	Goldpac Group	6,723
136,000	Guangdong Investment	191,265
12,000	Haier Electronics Group	23,192
135,000	Huabao International Holdings	56,290
154,000	Kunlun Energy	125,722
21,500	Longfor Properties	28,807
100,000	Real Nutriceutical Group (3)	13,073
198,000	Shenguan Holdings Group	28,539
34,000	Shougang Fushan Resources Group	4,587
180,000	Sino Biopharmaceutical	223,686
14,000	Skyworth Digital Holdings	10,361
230,000	Universal Health International Group Holding	90,748
68,000	Yuexiu Transport Infrastructure	46,362
		2,030,801
	Hungary (2) — 0.4%
5,642	OTP Bank	109,183

	India — 1.9%
29,500	ICICI Bank ADR	254,290
12,800	Infosys ADR	232,448
		486,738
	Indonesia (2) — 5.6%
213,800	Astra International	91,908
708,600	Bank Bukopin	36,198
114,800	Bank Central Asia	107,846
106,100	Bank Mandiri	67,147
261,500	Bank Negara Indonesia Persero	90,399
941,500	Bank Pembangunan Daerah Jawa Timur	29,725
279,300	Bank Rakyat Indonesia Persero	213,764
75,400	Indocement Tunggal Prakarsa	98,617
512,600	Perusahaan Gas Negara	111,962
418,000	Perusahaan Perkebunan London Sumatra Indonesia	47,130
164,400	Semen Indonesia Persero	116,920
1,336,300	Telekomunikasi Indonesia Persero	262,166
101,000	United Tractors	132,884
333,500	Vale Indonesia	54,233
		1,460,899
	Kazakhstan (2) — 0.1%
1,873	KazMunaiGas Exploration Production JSC GDR	13,119
2,597	KCell JSC GDR	11,285
		24,404
	Malaysia — 1.8%
36,200	AFFIN Holdings (2)	20,125
109,100	AMMB Holdings (2)	120,931
11,600	Astro Malaysia Holdings (2)	7,713
41,020	Berjaya Auto	20,052
18,985	Berjaya Sports Toto (2)	14,130
4,300	British American Tobacco Malaysia (2)	61,798
12,500	Carlsberg Brewery Malaysia (2)	36,120
18,800	Guinness Anchor (2)	62,515
4,000	Hong Leong Financial Group (2)	13,148
4,900	KLCCP Stapled Group (2)	8,000
76,800	Petronas Chemicals Group (2)	113,234
		477,766
	Mexico — 1.0%
400	Grupo Aeroportuario del Sureste ADR	61,896
17,000	Grupo Industrial Maseca Class B	23,672
6,100	Industrias Bachoco	27,764
62,400	Kimberly-Clark de Mexico Class A	149,334
		262,666
	Morocco — 0.8%
195	Ciments du Maroc	23,007
16,650	Maroc Telecom (2)	186,031
		209,038

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Peru — 0.1%
2,900	Cia de Minas Buenaventura ADR	18,589

	Philippines — 0.9%
30,800	Aboitiz Power	27,629
75,000	Manila Water (2)	38,119
92,700	Metro Pacific Investments (2)	10,303
357,200	Nickel Asia (2)	60,443
2,000	Philippine Long Distance Telephone ADR	94,840
650	SM Investments (2)	12,123
		243,457
	Poland — 1.9%
1,414	Asseco Poland (2)	20,872
4,400	Bank Pekao (2)	171,106
4,364	KGHM Polska Miedz (2)	101,315
3,686	MCI Management (1)	11,589
101,128	Polskie Gornictwo Naftowe i Gazownictwo (2)	179,170
		484,052
	Qatar (2) — 0.2%
1,216	Industries Qatar	41,071
2,169	United Development QSC	14,638
		55,709
	Russia — 4.2%
10,600	CTC Media (NASDAQ)	17,914
1,690	Gazprom Neft PAO ADR (2)	19,188
22,587	Gazprom PAO ADR	94,414
5,034	LUKOIL ADR	182,482
5,281	MegaFon PJSC GDR (2)	68,018
19,162	MMC Norilsk Nickel ADR	285,514
9,300	Mobile TeleSystems ADR	65,379
391	NovaTek GDR (2)	35,750
33,666	Surgutneftegas OAO ADR (2)	184,693
4,365	Tatneft PAO ADR (2)	134,610
		1,087,962
	South Africa — 11.7%
3,345	AECI	23,011
5,992	African Rainbow Minerals (2)	22,849
403	Anglo American Platinum (1)(2)	7,049
2,695	Astral Foods (2)	33,855
8,083	Bidvest Group (2)	206,477
31,757	Capital Property Fund REIT (2)	36,960
17,391	Coronation Fund Managers (2)	91,654
2,528	Famous Brands (2)	24,575
54,136	FirstRand (2)	198,373
10,899	Kumba Iron Ore (2)	47,050
8,146	Lewis Group (2)	35,138
15,367	Liberty Holdings (2)	150,256
59,810	Life Healthcare Group Holdings (2)	166,708
66,602	MMI Holdings (2)	120,859
8,142	Mr Price Group	125,022
21,804	MTN Group (2)	248,230
12,492	Peregrine Holdings (2)	27,783
17,137	Rand Merchant Insurance Holdings (2)	53,077
5,592	Reunert (2)	27,190
22,365	RMB Holdings (2)	108,904
56,361	Sanlam (2)	254,624
1,635	Santam (2)	26,336
7,966	Sasol (2)	255,244
29,605	Sibanye Gold (2)	49,447
7,207	Standard Bank Group (2)	74,882
5,848	Tiger Brands (2)	133,708
32,296	Truworths International (2)	218,509
23,815	Vodacom Group (2)	257,229
		3,024,999
	South Korea — 9.3%
703	AMOREPACIFIC Group (2)	98,878
147	Asia Paper Manufacturing (2)	2,512
464	AtlasBX (2)	14,720
240	Daechang Forging (2)	10,473
5,360	DGB Financial Group (2)	49,719
646	Dongyang E&P (2)	7,262
827	e-LITECOM (2)	14,476
841	Global & Yuasa Battery (2)	30,119
2,558	Grand Korea Leisure (2)	71,109
438	GS Home Shopping (2)	65,344
1,290	Hana Financial Group (2)	31,371
1,656	Hankook Tire (2)	63,307
776	Honam Petrochemical (2)	162,920
627	Hyundai Engineering & Construction (2)	18,905
393	Hyundai Home Shopping Network (2)	41,960
4,000	Hyundai Hy Communications & Network (2)	11,480
485	Hyundai Motor (2)	66,248
2,230	Industrial Bank of Korea (2)	27,297
535	INTOPS (2)	7,950
5,572	Kangwon Land	206,741
2,587	KB Financial Group (2)	81,960
3,764	Kia Motors (2)	183,729
414	KT&G (2)	41,366
860	Kunsul Chemical Industrial (2)	33,540
252	Kwangju Bank (1)(2)	1,796
620	LG Chem (2)	164,822
235	Samsung Electronics (2)	281,865
469	Samsung Electronics GDR (2)	280,213
2,568	Shinhan Financial Group (2)	98,008

The accompanying notes are an integral part of the financial statements.

Shares		Value $

992	Silicon Works (2)	29,499
608	SK Telecom (2)	128,752
23	Taekwang Industrial (2)	22,386
4,866	Woori Bank (2)	42,210
375	Youngone Holdings (2)	23,631
		2,416,568
	Taiwan — 13.7%
4,000	Asustek Computer (2)	35,798
26,000	Cathay Financial Holding (2)	37,034
10,000	Chaun-Choung Technology (2)	23,336
162,000	China Life Insurance (2)	133,669
13,000	China Steel Chemical (2)	49,191
35,000	ChipMOS TECHNOLOGIES (2)	34,854
12,000	Chroma ATE (2)	21,389
63,000	Chunghwa Telecom (2)	193,023
10,000	Cleanaway (2)	49,129
20,000	Coretronic (2)	18,425
15,000	Cyberlink (2)	32,035
37,000	Delta Electronics (2)	188,130
17,000	Draytek (2)	14,259
21,000	DYNACOLOR (2)	34,002
6,000	Elite Advanced Laser (2)	25,304
24,000	Elite Material (2)	49,036
18,000	Everlight Electronics (2)	27,307
912	FLEXium Interconnect (2)	2,544
11,054	Flytech Technology (2)	35,235
24,000	Formosan Rubber Group (2)	13,585
58,160	Foxconn Technology (2)	152,338
42,000	Fubon Financial Holding (2)	67,885
5,300	GeoVision (2)	13,132
34,000	Greatek Electronics (2)	33,574
24,700	Highwealth Construction (2)	36,392
3,000	Holiday Entertainment (2)	5,046
60,000	Hon Hai Precision Industry (2)	159,484
4,000	KD Holding (2)	19,998
27,000	King’s Town Bank (2)	21,486
26,000	Kinsus Interconnect Technology (2)	53,289
1,000	Largan Precision (2)	77,709
14,000	Lumax International (2)	20,043
25,000	MediaTek (2)	194,959
12,000	Microlife (2)	30,603
9,000	New Era Electronics (2)	6,143
42,000	Novatek Microelectronics (2)	142,959
7,000	Phison Electronics (2)	50,512
19,000	Polytronics Technology (2)	36,802
13,000	Portwell (2)	16,703
26,000	President Chain Store (2)	172,605
2,608	Raydium Semiconductor (2)	2,881
17,000	Realtek Semiconductor (2)	35,502
7,000	Richtek Technology (2)	40,780
1,000	Senao Networks (2)	7,146
18,000	Simplo Technology (2)	63,757
7,784	Sinmag Equipment (2)	27,138
16,000	Sirtec International (2)	19,734
5,000	St. Shine Optical (2)	75,452
48,000	Taiwan Mobile (2)	151,107
31,465	Taiwan Secom (2)	94,524
61,000	Taiwan Semiconductor Manufacturing (2)	257,034
12,000	Taiwan Semiconductor Manufacturing ADR	263,520
7,720	Test Research (2)	13,536
32,000	Thinking Electronic Industrial (2)	43,579
20,000	Transcend Information (2)	55,693
15,000	Tripod Technology (2)	23,088
6,000	Yung Chi Paint & Varnish Manufacturing (2)	12,320
19,000	Yungtay Engineering (2)	30,603
		3,546,341
	Thailand (2) — 5.1%
17,100	Advanced Info Service NVDR	111,877
21,600	Bangkok Bank	101,496
33,300	BEC World	29,454
52,400	BEC World NVDR	46,348
9,300	Bumrungrad Hospital	56,403
28,200	Central Pattana	36,437
21,100	Delta Electronics Thai	50,127
16,300	Delta Electronics Thai NVDR	38,724
58,000	Hana Microelectronics NVDR	56,225
40,600	Kasikornbank NVDR	196,352
283,600	Krung Thai Bank	136,083
6,900	PTT	53,280
9,800	PTT NVDR	75,697
11,100	PTT Exploration & Production	22,832
60,100	PTT Exploration & Production NVDR	123,618
14,600	Ratchaburi Electricity Generating Holding	21,727
1,300	Siam City Cement	12,340
244,500	Thai Beverage	117,572
17,000	Total Access Communication	32,453
		1,319,045
	Turkey (2) — 2.8%
14,147	Akcansa Cimento	66,275
77,034	Enka Insaat ve Sanayi	136,363
79,112	Eregli Demir ve Celik Fabrikalari	112,119
9,927	Koza Altin Isletmeleri	55,726
24,806	Koza Anadolu Metal Madencilik Isletmeleri (1)	13,097
12,654	Soda Sanayii	20,925

The accompanying notes are an integral part of the financial statements.

Shares		Value $

7,525	TAV Havalimanlari Holding	59,032
63,939	Turk Telekomunikasyon	137,918
29,893	Turkcell Iletisim Hizmetleri	118,793
		720,248
	United Arab Emirates (2) — 0.2%
15,456	Abu Dhabi Commercial Bank PJSC	31,377
17,731	Dubai Islamic Bank PJSC	31,152
		62,529
	United Kingdom (2) — 0.3%
7,911	Anglo American	66,400

	TOTAL COMMON STOCK (Cost $27,630,964)	24,027,678

	PREFERRED STOCK — 2.0%
	Brazil — 1.6%
31,300	Banco do Estado do Rio Grande do Sul	48,615
21,000	Bradespar	44,924
10,800	Cia Energetica de Sao Paulo	45,367
4,100	Eucatex Industria e Comercio	3,019
91,273	Itausa - Investimentos Itau	170,403
8,700	Metalurgica Gerdau Class A	5,865
8,400	Petroleo Brasileiro (1)	16,793
11,300	Vale Class A	41,109
10,300	Vale Class A ADR	37,080
		413,175
	South Korea — 0.4%
609	Hyundai Motor (2)	60,823
213	LG Chemical (2)	40,089
		100,912
	TOTAL PREFERRED STOCK (Cost $946,870)	514,087

	WARRANTS (1) — 0.0%
	Malaysia — 0.0%
10,566	CB Industrial Product Holding Expires 11/06/19	861
4,950	OSK Holdings Expires 7/22/20	386

	TOTAL WARRANTS (Cost $676)	1,247

Number of Rights

	RIGHTS — 0.0%
	Hong Kong — 0.0%
22,500	Real Nutriceutical Group Expires 11/11/15 (Cost $—)	290

Principal Amount($)

	U.S. TREASURY OBLIGATION (4) — 2.0%
	United States Treasury Bill
513,700	0.005%, 03/03/2016 (Cost $513,690)	513,522

	TOTAL INVESTMENTS — 96.8% (Cost $29,092,200)	25,056,824

	OTHER ASSETS LESS LIABILITIES — 3.2%	835,269

	NET ASSETS — 100%	$25,892,093

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On October 31, 2015 the value of the securities amounted to $15,589, representing 0.1% of the total net assets of the Fund.
(4)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at October 31, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
SGX S&P CNX Nifty Index	100	Nov-2015	$(40,375)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2015, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
BNP Paribas	11/19/15	USD	1,404,358	INR	92,940,445	$13,044
HSBC	11/12/15	THB	21,086,754	USD	587,702	(4,901)
JPMorgan	11/25/15	TRY	1,052,322	USD	360,112	1,801
Royal Bank of Canada	11/25/15	ZAR	12,888,080	USD	939,893	12,609
						$22,553

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

INR — Indian Rupee

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

PJSC — Private Joint Stock Company

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

THB — Thailand Baht

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3 (2)	Total
Common Stock
Bermuda	$39,648	$—	$—	$39,648
Brazil	1,167,623	—	—	1,167,623
Chile	246,074	—	—	246,074
China	491,739	3,155,289	—	3,647,028
Colombia	107,779	—	—	107,779
Czech Republic	17,262	229,529	—	246,791
Egypt	81,829	271,700	—	353,529
Greece	—	111,812	—	111,812
Hong Kong	—	2,028,285	2,516	2,030,801
Hungary	—	109,183	—	109,183
India	486,738	—	—	486,738
Indonesia	—	1,460,899	—	1,460,899
Kazakhstan	—	24,404	—	24,404
Malaysia	20,052	457,714	—	477,766
Mexico	262,666	—	—	262,666
Morocco	23,007	186,031	—	209,038
Peru	18,589	—	—	18,589
Philippines	122,469	120,988	—	243,457
Poland	11,589	472,463	—	484,052
Qatar	—	55,709	—	55,709
Russia	645,703	442,259	—	1,087,962
South Africa	148,033	2,876,966	—	3,024,999
South Korea	206,741	2,209,827	—	2,416,568
Taiwan	263,520	3,282,821	—	3,546,341
Thailand	—	1,319,045	—	1,319,045
Turkey	—	720,248	—	720,248
United Arab Emirates	—	62,529	—	62,529
United Kingdom	—	66,400	—	66,400
Total Common Stock	4,361,061	19,664,101	2,516	24,027,678

Preferred Stock
Brazil	413,175	—	—	413,175
South Korea	—	100,912	—	100,912
Total Preferred Stock	413,175	100,912	—	514,087

Warrants
Malaysia	1,247	—	—	1,247
Total Warrants	1,247	—	—	1,247

Rights
Hong Kong	—	290	—	290
Total Rights	—	290	—	290

U.S. Treasury Obligation	—	513,522	—	513,522

Total Investments in Securities	$4,775,483	$20,278,825	$2,516	$25,056,824

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Depreciation	$(40,375)	$—	$—	$(40,375)
Forwards — Unrealized Appreciation	—	27,454	—	27,454
Forwards — Unrealized Depreciation	—	(4,901)	—	(4,901)
Total Other Financial Instruments	$(40,375)	$22,553	$—	$(17,822)

The accompanying notes are an integral part of the financial statements.

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2015, the Fund had securities with a total value of $19,752,230 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. Additionally, the Fund had securities with a total value of $13,073 transfer from Level 1 to Level 2 and had a security with a total value of $2,516 transfer from Level 1 to Level 3. The changes occurred due to a halt in trading of these securities.

(2)         A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Small Cap Fund

Schedule of Investments

October 31, 2015

Shares		Value $

	COMMON STOCK — 93.9%
	Brazil — 3.7%
41,400	AES Tiete	145,030
33,500	Mahle-Metal Leve Industria e Comercio	203,351
40,500	Odontoprev	103,756
		452,137
	China — 16.1%
68,800	Anhui Gujing Distillery Class B (1)	228,521
339,500	Baoxin Auto Group (1)	140,170
572,000	Best Pacific International Holdings	244,281
105,000	Boer Power Holdings (1)	171,482
7,000	China Lodging Group ADR (2)	205,240
138,000	China Shineway Pharmaceutical Group (1)	178,947
124,000	Haitian International Holdings (1)	216,963
8,769	Hollysys Automation Technologies	187,569
153,000	Nexteer Automotive Group (1)	162,448
651,000	Tenwow International Holdings (1)	219,073
		1,954,694
	Georgia (1) — 1.2%
4,787	Bank of Georgia Holdings	147,385

	India (1) — 11.2%
11,532	Apollo Hospitals Enterprise	231,353
63,231	Arvind	267,577
820	Eicher Motors	222,232
47,463	Gateway Distriparks	242,086
6,796	Pfizer	264,540
13,095	Supreme Industries	125,928
		1,353,716
	Indonesia (1) — 1.2%
121,000	Matahari Department Store	145,683

	Malaysia (1) — 1.4%
87,500	Bursa Malaysia	172,678

	Mexico — 5.4%
26,074	Grupo Aeroportuario del Pacifico Class B	235,171
131,517	Inmobiliaria Vesta	215,615
111,551	PLA Administradora Industrial S de RL REIT	205,370
		656,156
	Philippines (1) — 1.7%
1,018,200	D&L Industries	211,599

	Poland (1) — 4.7%
4,490	CCC	196,032
6,522	UNIWHEELS (2)	204,623
15,616	Warsaw Stock Exchange	165,690
		566,345
	Russia (1) — 1.3%
36,433	Globaltrans Investment GDR (3)	152,929

	Singapore (1) — 2.1%
189,000	First Resources	253,178

	South Korea — 11.7%
5,872	Hanon Systems (1)	230,907
1,421	KEPCO Plant Service & Engineering	129,629
458	Medy-Tox	194,501
14,267	Nexen Tire (1)	165,110
3,868	S-1 Class 1	335,890
13,546	Sung Kwang Bend (1)	111,273
13,711	Suprema (1)	247,753
		1,415,063
	Sri Lanka (1) — 1.6%
160,023	John Keells Holdings	197,354

	Taiwan (1) — 19.7%
219,000	Aerospace Industrial Development	277,976
147,000	Chipbond Technology	209,203
70,000	Chroma ATE	124,771
188,000	CTCI	244,746
7,000	Eclat Textile	102,956
48,000	Gourmet Master	291,648
51,000	Merida Industry	298,077
58,000	Posiflex Technology	305,807
158,000	ScinoPharm Taiwan	206,700
12,000	St. Shine Optical	181,085
50,000	Toung Loong Textile Manufacturing	151,163
		2,394,132
	Thailand (1) — 4.9%
33,200	Bumrungrad Hospital	201,362
115,900	KCE Electronics	201,222
375,300	LPN Development	188,535
		591,119
	Turkey (1) — 1.4%
7,053	Ford Otomotiv Sanayi	82,859

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,516	Tofas Turk Otomobil Fabrikasi	82,569
		165,428
	United Arab Emirates — 4.6%
369,643	Aramex PJSC (1)	310,753
119,196	Ras Al Khaimah Ceramics (1)	113,675
88,213	Union National Bank PJSC	134,493
		558,921
	TOTAL COMMON STOCK (Cost $10,690,200)	11,388,517

	PREFERRED STOCK — 1.2%
	Brazil — 1.2%
13,600	Cia Energetica do Ceara Class A (Cost $141,497)	139,295

	TOTAL INVESTMENTS — 95.1% (Cost $10,831,697)	11,527,812

	OTHER ASSETS LESS LIABILITIES — 4.9%	595,982

	NET ASSETS — 100%	$12,123,794

(1)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(2)         Denotes non-income producing security.

(3)         Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2015, the value of these securities amounted to $152,929, representing 1.3% of the net assets of the Fund.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PJSC — Private Joint Stock Company

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$452,137	$—	$—	$452,137
China	637,090	1,317,604	—	1,954,694
Georgia	—	147,385	—	147,385
India	—	1,353,716	—	1,353,716
Indonesia	—	145,683	—	145,683
Malaysia	—	172,678	—	172,678
Mexico	656,156	—	—	656,156
Philippines	—	211,599	—	211,599
Poland	—	566,345	—	566,345
Russia	—	152,929	—	152,929
Singapore	—	253,178	—	253,178
South Korea	465,519	949,544	—	1,415,063
Sri Lanka	—	197,354	—	197,354
Taiwan	—	2,394,132	—	2,394,132
Thailand	—	591,119	—	591,119
Turkey	—	165,428	—	165,428
United Arab Emirates	134,493	424,428	—	558,921
Total Common Stock	2,345,395	9,043,122	—	11,388,517

Preferred Stock
Brazil	139,295	—	—	139,295
Total Preferred Stock	139,295	—	—	139,295

Total Investments in Securities	$2,484,690	$9,043,122	$—	$11,527,812

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2015, the Fund had securities with a total value of $9,043,122 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments

October 31, 2015

Shares		Value $

	COMMON STOCK — 99.8%
	Australia (1)(2) — 1.7%
368,680	Brambles	2,714,949

	Belgium (1) — 2.9%
33,257	KBC Groep	2,022,082
32,117	UCB	2,776,128
		4,798,210
	Canada — 1.7%
67,428	Toronto-Dominion Bank	2,768,075

	China — 3.5%
29,965	Alibaba Group Holding ADR (2)	2,511,966
1,154,000	Brilliance China Automotive Holdings (1)	1,600,187
57,685	JD.com ADR (2)	1,593,260
		5,705,413
	Finland (1) — 1.5%
316,987	Nokia	2,358,023

	France (1) — 6.0%
33,712	Accor	1,674,121
21,715	Essilor International	2,850,386
28,325	Safran	2,151,399
30,370	Sanofi	3,063,601
		9,739,507
	Germany (1) — 11.0%
22,666	Bayerische Motoren Werke	2,321,643
9,209	Continental	2,211,354
68,743	Deutsche Bank	1,924,034
44,235	Fresenius Medical Care & KGaA	3,981,485
73,153	GEA Group	2,931,654
57,141	SAP	4,504,717
		17,874,887
	Hong Kong (1) — 4.1%
705,600	AIA Group	4,137,167
84,528	Jardine Strategic Holdings	2,544,341
		6,681,508
	India (1) — 1.5%
1,166,108	Idea Cellular	2,493,077

	Ireland (1) — 1.6%
31,968	Kerry Group Class A	2,592,753

	Israel — 2.1%
40,963	Check Point Software Technologies (2)	3,479,397

	Italy (1) — 1.9%
905,979	Intesa Sanpaolo	3,151,953

	Japan (1) — 17.9%
28,300	ABC-Mart	1,578,494
144,200	Astellas Pharma	2,092,988
73,800	Bridgestone	2,706,314
26,800	Daikin Industries	1,721,926
94,600	KDDI	2,289,163
235,000	Kubota	3,642,843
84,100	Nabtesco	1,684,098
159,600	ORIX	2,330,763
226,000	Sekisui Chemical	2,666,575
9,300	SMC	2,392,351
97,900	Sumitomo Mitsui Financial Group	3,905,590
51,600	Suntory Beverage & Food	2,086,583
		29,097,688
	Netherlands (1) — 0.9%
20,612	Akzo Nobel	1,457,895

	Norway (1) — 2.8%
183,520	DnB NOR	2,336,570
137,373	Statoil	2,220,534
		4,557,104
	Singapore (1) — 1.2%
155,627	DBS Group Holdings	1,913,442

	Spain (1) — 1.3%
246,991	Banco Bilbao Vizcaya Argentaria	2,125,016

	Sweden (1) — 1.3%
107,911	Assa Abloy Class B	2,146,682

	Switzerland (1) — 8.7%
20,812	Lonza Group	3,054,781
66,243	Nestle	5,059,243
13,536	Roche Holding	3,675,008
4,626	Swisscom	2,383,385
		14,172,417
	Taiwan (1) — 2.2%
865,000	Taiwan Semiconductor Manufacturing	3,644,824

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	United Kingdom — 24.0%
425,632	Barclays (1)	1,516,427
125,849	BHP Billiton (1)	2,011,565
113,181	Burberry Group (1)	2,311,839
153,111	Capita (1)	3,003,395
33,850	Carnival (1)	1,883,936
114,465	Diageo (1)	3,300,005
499,884	HSBC Holdings (1)	3,905,559
2,391,312	Lloyds Banking Group (1)	2,714,155
131,571	Prudential (1)	3,073,022
35,689	Reckitt Benckiser Group (1)	3,482,890
144,431	Royal Dutch Shell Class A (1)	3,783,433
1,108,723	Vodafone Group (1)	3,648,719
477,212	Worldpay Group (2)(3)	2,052,509
104,721	WPP (1)	2,347,501
		39,034,955
	TOTAL COMMON STOCK (Cost $156,313,496)	162,507,775

	TOTAL INVESTMENTS — 99.8% (Cost $156,313,496)	162,507,775

	OTHER ASSETS LESS LIABILITIES — 0.2%	397,281

	NET ASSETS — 100%	$162,905,056

(1)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(2)         Denotes non-income producing security.

(3)         Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2015, the value of these securities amounted to $2,052,509, representing 1.3% of the net assets of the Fund.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$2,714,949	$—	$2,714,949
Belgium	—	4,798,210	—	4,798,210
Canada	2,768,075	—	—	2,768,075
China	4,105,226	1,600,187	—	5,705,413
Finland	—	2,358,023	—	2,358,023
France	—	9,739,507	—	9,739,507
Germany	—	17,874,887	—	17,874,887
Hong Kong	—	6,681,508	—	6,681,508
India	—	2,493,077	—	2,493,077
Ireland	—	2,592,753	—	2,592,753
Israel	3,479,397	—	—	3,479,397
Italy	—	3,151,953	—	3,151,953
Japan	—	29,097,688	—	29,097,688
Netherlands	—	1,457,895	—	1,457,895
Norway	—	4,557,104	—	4,557,104
Singapore	—	1,913,442	—	1,913,442
Spain	—	2,125,016	—	2,125,016
Sweden	—	2,146,682	—	2,146,682
Switzerland	—	14,172,417	—	14,172,417
Taiwan	—	3,644,824	—	3,644,824
United Kingdom	2,052,509	36,982,446	—	39,034,955
Total Common Stock	12,405,207	150,102,568	—	162,507,775

Total Investments in Securities	$12,405,207	$150,102,568	$—	$162,507,775

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2015, the Fund had securities with a total value of $150,102,568 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

October 31, 2015

Shares		Value $

	COMMON STOCK — 98.6%
	Australia — 4.5%
65,829	Acrux (1)	34,371
97,280	Adelaide Brighton (1)	288,953
49,850	Ansell (1)	709,363
37,791	Ausdrill (1)	9,240
310,282	Beach Energy (1)	140,945
78,029	BHP Billiton (1)	1,279,732
143,894	BWP Trust REIT	330,406
69,442	Cabcharge Australia (1)	138,982
61,175	Collection House (1)	80,912
13,299	Decmil Group (1)	8,853
63,860	Dexus Property Group REIT (1)	350,551
43,177	Downer EDI (1)	108,500
7,355	DWS (1)	6,441
13,276	Fleetwood (1)(2)	14,568
29,943	Flight Centre Travel Group (1)	805,574
159,624	Independence Group NL (1)	312,692
13,832	JB Hi-Fi (1)	175,993
98,377	MACA (1)	60,478
12,036	Macquarie Group (1)	728,765
222,513	Medusa Mining (1)(2)	89,632
281,837	Metcash (1)	237,393
19,575	Monadelphous Group (1)	95,911
113,309	Myer Holdings (1)	77,041
38,073	NRW Holdings	3,665
18,448	Orica (1)	215,812
137,742	OZ Minerals (1)	422,700
3,289	Perpetual (1)	104,578
20,453	Programmed Maintenance Services (1)	42,222
26,653	RCR Tomlinson	43,524
90,354	Resolute Mining (1)(2)	24,140
36,253	Rio Tinto (1)	1,296,335
45,472	Sandfire Resources NL (1)	203,226
818,753	South32 (1)	847,829
583,457	Telstra (1)	2,235,597
60,488	Thorn Group (1)	90,968
17,644	Watpac	12,079
14,425	Western Areas (1)	24,308
45,835	Woodside Petroleum (1)	961,294
81,015	Woolworths (1)	1,387,884
46,299	WorleyParsons (1)	213,599
		14,215,056
	Austria — 0.3%
8,310	Atrium European Real Estate	34,451
12,706	Oesterreichische Post (1)	461,957
8,641	Raiffeisen Bank International (1)	136,353
17,006	UNIQA Insurance Group (1)	157,923
2,553	Vienna Insurance Group (1)	81,701
		872,385
	Belgium (1) — 1.8%
9,703	Ageas	427,882
94,787	AGFA-Gevaert (2)	404,045
16,530	Anheuser-Busch InBev	1,972,436
2,642	Barco	173,455
6,585	Colruyt	325,715
1,599	Gimv	75,129
4,977	Melexis	242,349
52,787	Proximus	1,826,685
1,836	Sofina	206,315
359	Van de Velde	23,412
		5,677,423
	Bermuda (1) — 0.1%
21,614	Lancashire Holdings	236,774

	Brazil — 0.9%
130,500	Ambev	645,978
37,200	BTG Pactual Group	276,838
101,817	Cia Energetica de Minas Gerais ADR	198,543
16,800	Cia Hering	65,997
13,600	Eternit	7,899
12,300	Grendene	57,568
15,900	Helbor Empreendimentos	8,411
11,700	Mahle-Metal Leve	71,021
16,600	Multiplus	147,812
86,700	Odontoprev	222,115
21,700	QGEP Participacoes	33,536
23,432	Qualicorp	98,430
68,000	Tractebel Energia	597,207
37,300	Transmissora Alianca de Energia Eletrica	192,470
53,300	Vale	235,780
11,000	Via Varejo	12,122
		2,871,727
	British Virgin Islands (1) — 0.2%
45,639	Playtech	601,310

	Cambodia (1) — 0.0%
170,000	NagaCorp	120,224

	Canada — 2.9%
26,700	BCE	1,154,087
3,900	Boardwalk REIT	160,223
4,500	Canfor Pulp Products	46,838
27,700	Celestica (2)	310,555
57,500	Centerra Gold	323,646
33,500	Corus Entertainment Class B	319,475

The accompanying notes are an integral part of the financial statements.

Shares		Value $

24,500	Dominion Diamond	259,127
20,300	Finning International	324,465
36,400	Genworth MI Canada	899,979
47,700	IAMGOLD (2)	86,091
36,500	Lundin Mining (2)	123,100
14,200	Magna International Class A	748,877
42,200	Medical Facilities	544,443
1,300	Morguard REIT	14,366
60,200	Nevsun Resources	180,011
12,600	Noranda Income Fund	25,439
9,400	North West	208,473
67,700	Potash Corp. of Saskatchewan	1,370,982
7,100	Power Financial	175,654
18,700	Rogers Communications Class B	744,081
64,100	Teck Resources Class B	375,502
3,300	Torstar Class B	10,221
28,500	Transcontinental Class A	439,182
5,300	Westshore Terminals Investment	88,401
10,410	Yellow Pages (2)	134,782
		9,068,000
	Chile — 0.2%
38,200	Enersis ADR	506,150

	China — 2.7%
110,000	361 Degrees International (1)	39,034
8,500	51job ADR (2)	287,385
263,500	Anhui Conch Cement Class H (1)	804,018
2,081,000	Bank of China Class H (1)	981,319
30,000	Baoye Group Class H	20,747
60,000	Chaoda Modern Agriculture Holdings (1)	2,731
207,000	China Child Care (1)	27,985
701,000	China Construction Bank Class H (1)	508,054
510,000	China Lumena New Materials (1)(2)(3)	—
27,500	China Shenhua Energy Class H (1)	46,270
306,000	China Shineway Pharmaceutical Group (1)	396,796
80,000	China Taifeng Beddings Holdings (1)(2)(3)	1,097
268,000	Dongfeng Motor Group Class H (1)	384,687
78,000	Haitian International Holdings (1)	136,477
162,000	Hosa International (1)	66,792
1,496,000	Industrial & Commercial Bank of China Class H (1)	948,921
304,000	Jiangsu Expressway Class H (1)	411,035
18,471	Mindray Medical International ADR	442,935
213,000	Pacific Online (1)	71,028
283,000	Pacific Textile Holdings (1)	403,982
68,000	Qingling Motors Class H (1)	21,908
131,500	Sinopec Engineering Group Class H (1)	113,206
44,000	SouFun Holdings ADR	311,080
305,000	Weichai Power Class H (1)	323,414
122,000	Xingda International Holdings (1)	27,102
85,000	Xinhua Winshare Publishing and Media Class H (1)	71,476
1,128,100	Yangzijiang Shipbuilding Holdings (1)	1,004,176
392,000	Zhejiang Expressway Class H (1)	481,905
		8,335,560
	Colombia — 0.1%
30,600	Ecopetrol ADR	285,192

	Denmark (1) — 0.6%
975	AP Moeller - Maersk Class B	1,438,925
10,119	Royal Unibrew	400,687
9,556	Spar Nord Bank	91,535
		1,931,147
	Finland — 2.6%
35,044	Elisa (1)	1,320,327
73,896	Fortum (1)	1,108,137
34,715	Kone Class B (1)	1,480,613
4,720	Lassila & Tikanoja	91,246
25,922	Metso (1)	634,626
13,894	Nokian Renkaat (1)	524,173
33,472	Orion Class B (1)	1,195,536
26,671	Ramirent (1)	207,288
37,004	Sponda (1)	157,192
19,926	Tieto (1)	510,968
30,019	Tikkurila (1)	551,015
5,867	Wartsila Abp (1)	250,468
		8,031,589
	France — 5.3%
4,294	Altamir (1)	48,365
24,316	AXA (1)	648,948
1,299	Axway Sortware	34,611
9,322	BNP Paribas (1)	564,887
4,174	Boiron	368,940
454	Cegid Group (1)	21,349
5,719	Christian Dior (1)	1,124,024
5,734	Cie Generale des Etablissements Michelin (1)	570,394
20,336	CNP Assurances (1)	290,078
21,418	Credit Agricole (1)	270,520
33,206	Edenred (1)	609,692
9,247	Imerys (1)	632,777
5,758	IPSOS (1)	116,804
3,334	LVMH Moet Hennessy Louis Vuitton (1)	620,689
38,705	Metropole Television (1)	744,521
9,344	Neopost (1)	232,146

The accompanying notes are an integral part of the financial statements.

Shares		Value $

18,499	Peugeot (1)(2)	325,018
31,043	Plastic Omnium (1)	896,055
16,022	Publicis Groupe (1)	1,037,829
12,213	Saft Groupe (1)	314,796
20,718	Sanofi (1)	2,089,947
40,201	Schneider Electric (1)	2,424,729
18,501	Societe Generale (1)	859,246
31,977	Total (1)	1,546,371
10,873	UBISOFT Entertainment (1)(2)	325,770
		16,718,506
	Gabon — 0.0%
272	Total Gabon	54,093

	Germany — 4.3%
456	Amadeus Fire	38,049
6,732	Aurubis (1)	449,697
22,866	BASF (1)	1,873,271
1,505	Bijou Brigitte (1)	83,582
73,838	Commerzbank (1)(2)	812,050
4,972	Continental (1)	1,193,925
51,044	Deutsche Bank (1)	1,428,660
6,236	Deutsche EuroShop (1)	300,667
28,315	Deutsche Lufthansa (1)	418,149
4,896	Duerr (1)	407,655
75,301	E.ON (1)	794,362
6,028	Hamburger Hafen und Logistik (1)	87,190
3,637	HOCHTIEF (1)	338,360
4,592	HUGO BOSS (1)	472,178
630	Leifheit	32,613
1,546	Muenchener Rueckversicherungs-Gesellschaft in Muenchen (1)	308,263
6,799	Salzgitter (1)	196,064
12,816	Siemens (1)	1,287,292
24,713	Software (1)	718,032
22,078	STADA Arzneimittel (1)	839,898
3,582	STO & KGaA	466,962
21,814	Takkt	405,154
6,098	Talanx (1)	195,397
6,095	Wincor Nixdorf (1)	312,619
		13,460,089
	Greece (1) — 0.1%
14,539	JUMBO	141,104
6,500	Metka	62,444
26,228	OPAP	233,095
		436,643
	Guernsey — 0.1%
24,762	Tetragon Financial Group	238,953

	Hong Kong — 4.5%
606,000	Allied Properties HK (1)	129,401
32,000	AMVIG Holdings (1)	14,663
221,016	Asian Citrus Holdings	30,239
323,000	Belle International Holdings (1)	313,516
168,500	Biostime International Holdings (1)	374,129
176,000	BOC Hong Kong Holdings (1)	562,793
300,000	Bolina Holding (1)	73,031
240,000	Champion REIT (1)	125,467
922,000	Champion Technology Holdings (1)	18,016
700,000	China BlueChemical (1)	208,772
36,000	China Lilang (1)	30,671
117,000	China Mobile (1)	1,402,818
148,000	CIMC Enric Holdings (1)	97,428
882,000	CNOOC (1)	996,229
810,000	CSI Properties (1)	27,077
211,600	Dah Sing Banking Group (1)	401,522
65,600	Dah Sing Financial Holdings (1)	367,671
79,000	Dan Form Holdings (1)	12,797
13,000	Dickson Concepts International	4,864
285,000	Emperor Entertainment Hotel (1)	56,459
288,000	Emperor International Holdings (1)	55,605
9,500	Fairwood Holdings (1)	29,371
40,000	First Pacific (1)	27,371
424,000	Giordano International (1)	227,522
23,000	Goldlion Holdings (1)	9,720
47,279	Great Eagle Holdings (1)	155,518
704,000	Guangdong Investment (1)	990,078
6,811	Hanison Construction Holdings (1)	1,250
19,965	Henderson Land Development (1)	127,512
28,000	HKR International (1)	12,470
11,000	Hongkong & Shanghai Hotels	12,518
50,000	Hongkong Land Holdings (1)	374,910
22,000	Hopewell Holdings (1)	79,384
531,000	Huabao International Holdings (1)	221,409
106,000	Hysan Development (1)	470,166
92,000	Johnson Electric Holdings (1)	336,720
107,000	Kerry Properties (1)	316,736
17,000	Kowloon Development (1)	19,228
501,000	Lai Sun Development (1)	9,142
160,000	Lifestyle International Holdings (1)	231,384
94,000	Link REIT (1)	561,620
149,602	New World Development (1)	159,566
60,000	NWS Holdings (1)	90,177
361,000	PCCW (1)	194,377
125,000	Peak Sport Products (1)	37,566
63,000	Prosperity REIT (1)	23,122
446,000	Real Nutriceutical Group (1)(3)	58,304
51,000	Regal REIT (1)	12,935
402,000	Sa Sa International Holdings (1)	128,955
370,000	Shenguan Holdings Group (1)	53,331

The accompanying notes are an integral part of the financial statements.

Shares		Value $

280,000	Sino Land (1)	432,181
91,000	Sitoy Group Holdings (1)	43,503
86,500	SmarTone Telecommunications Holdings (1)	153,130
8,000	SOCAM Development (1)	4,743
20,000	Soundwill Holdings (1)	25,668
9,000	Sun Hung Kai Properties (1)	120,220
146,000	Sunlight REIT (1)	73,869
50,000	Swire Pacific Class A (1)	577,677
114,800	Swire Properties (1)	344,590
41,000	TAI Cheung Holdings (1)	32,913
23,000	Television Broadcasts (1)	83,823
126,000	Texwinca Holdings (1)	122,621
22,200	VTech Holdings (1)	269,247
118,000	Wharf Holdings (1)	702,152
125,000	Wheelock (1)	582,639
242,000	Yuexiu Transport Infrastructure (1)	164,994
		14,009,500
	Hungary — 0.1%
6,481	Wizz Air Holdings (1)(2)(4)	189,363

	Indonesia (1) — 0.8%
4,385,000	Bank Bukopin	224,002
1,837,000	Panin Financial (2)	29,322
2,494,100	Perusahaan Gas Negara	544,759
1,538,500	Perusahaan Perkebunan London Sumatra Indonesia	173,467
4,506,500	Telekomunikasi Indonesia Persero	884,120
343,800	United Tractors	452,334
1,244,500	Vale Indonesia	202,377
		2,510,381
	Ireland — 0.6%
22,543	C&C Group (1)	89,762
86,016	Experian (1)	1,465,712
3,548	Irish Bank Resolution (1)(2)(3)	—
58,816	Origin Enterprises	441,744
17,066	Total Produce	25,992
		2,023,210
	Israel — 1.5%
4,471	Babylon (1)(2)	2,206
99,182	Bank Hapoalim (1)	516,279
112,954	Bank Leumi Le-Israel (1)(2)	428,591
331,354	Bezeq Israeli Telecommunication (1)	710,087
13,697	Cellcom Israel (1)(2)	101,916
34,267	Delek Automotive Systems (1)	325,131
11,564	First International Bank of Israel (1)	145,962
117,323	Israel Chemicals (1)	650,527
152,563	Israel Discount Bank Class A (1)(2)	279,050
13,529	Ituran Location and Control (1)	277,221
7,262	Matrix IT (1)	44,598
4,500	Taro Pharmaceutical Industries (2)	653,490
11,300	Teva Pharmaceutical Industries ADR	668,847
3,827	Union Bank of Israel (1)(2)	14,181
		4,818,086
	Italy (1) — 0.9%
21,688	Autostrada Torino-Milano	290,680
13,864	Banca Popolare dell’Etruria e del Lazio SC (2)(3)	6,933
4,098	Danieli & C Officine Meccaniche	87,509
915	Engineering	55,898
82,318	ENI	1,344,274
12,008	Immobiliare Grande Distribuzione SIIQ REIT	11,989
19,345	Mediobanca	194,548
1,668	Pfeiffer Vacuum Technology	207,719
4,630	Societa Cattolica di Assicurazioni	36,136
62,474	Sogefi	151,055
44,282	UniCredit	285,932
		2,672,673
	Japan — 15.5%
2,000	77 Bank (1)	11,060
33,000	Achilles (1)	40,771
11,400	ADEKA (1)	167,532
11,400	Aica Kogyo (1)	225,809
800	Aichi Bank (1)	44,513
13,000	Aichi Steel (1)	56,470
5,000	Akita Bank (1)	16,400
2,300	Alpine Electronics (1)	30,200
16,100	Amano (1)	209,118
4,600	Amiyaki Tei (1)	163,540
4,200	Amuse (1)	169,455
1,300	Arakawa Chemical Industries (1)	12,924
1,100	Arc Land Sakamoto (1)	24,079
3,300	Asahi Broadcasting (1)	22,112
17,000	Asahi Holdings (1)	250,175
191,000	Asahi Kasei (1)	1,172,097
7,300	Asax (1)	96,573
19,000	Atsugi (1)	18,528
56,000	Awa Bank (1)	310,562
3,000	Bando Chemical Industries (1)	12,596
17,000	Bank of Kochi (1)	21,325
14,000	Bank of Kyoto (1)	141,393
14,000	Bank of Nagoya (1)	51,876
11,500	BML (1)	338,664
34,400	Bridgestone (1)	1,261,480
38,700	Brother Industries (1)	494,643
12,000	Bunka Shutter (1)	93,158
300	C Uyemura (1)	15,633
1,000	Central Automotive Products (1)	7,280

The accompanying notes are an integral part of the financial statements.

Shares		Value $

6,900	Central Japan Railway (1)	1,258,652
8,100	Chiba Kogyo Bank (1)	47,381
3,400	Chiyoda Integre (1)	82,091
2,100	Chori (1)	29,597
11,000	Chugoku Marine Paints (1)	78,638
2,200	Cleanup (1)	13,903
6,200	Comture (1)	100,443
3,300	CONEXIO (1)	33,279
3,100	Corona Class A (1)	30,537
3,900	CTS (1)	23,541
7,000	Daihatsu Diesel Manufacturing (1)	45,484
30,000	Daihatsu Motor (1)	367,491
13,000	Daiichi Jitsugyo (1)	55,465
15,600	Daiichikosho (1)	520,292
1,800	Dainichi (1)	10,723
31,000	Daishi Bank (1)	140,087
4,000	Daishinku (1)	8,109
11,000	Daiwa Industries (1)	72,772
72,000	Daiwa Securities Group (1)	492,305
7,100	DeNA (1)	113,914
7,600	DTS (1)	179,649
72,600	Dynam Japan Holdings (1)	89,206
6,000	Eidai (1)	21,211
18,800	Elecom (1)	228,010
3,300	Enplas (1)	121,442
5,300	EPS Holdings (1)	51,923
43,000	Fuji Heavy Industries (1)	1,662,966
28,000	Fuji Kiko (1)	114,688
2,400	Fuji Kosan (1)	9,782
10,200	FUJIFILM Holdings (1)	406,865
8,400	Fujikura Kasei (1)	39,455
7,200	Fujimori Kogyo (1)	198,350
1,600	Fujishoji (1)	16,330
2,800	Fujitsu Frontech (1)	36,319
30,000	Fujitsu General (1)	376,736
1,100	FuKoKu (1)	9,383
11,000	Fukushima Industries (1)	238,840
1,700	Funai Electric (1)	17,542
14,400	Future Architect (1)	78,492
1,200	Fuyo General Lease (1)	53,799
2,400	Gendai Agency (1)	12,212
17,100	Geo (1)	255,881
2,500	Graphite Design (1)	10,449
17,800	Gree (1)	90,164
3,800	G-Tekt (1)	46,940
6,000	Gunma Bank (1)	37,768
18,000	Gunze (1)	57,172
54,000	Hachijuni Bank (1)	368,212
2,000	Hagihara Industries (1)	34,811
5,600	Happinet (1)	57,938
10,900	Hazama Ando (1)	64,266
2,800	HI-LEX (1)	85,806
1,600	Hirano Tecseed (1)	10,462
5,100	Hisamitsu Pharmaceutical (1)	197,676
26,000	Hyakugo Bank (1)	132,998
13,000	Hyakujushi Bank (1)	48,881
5,800	Imasen Electric Industrial (1)	52,472
6,000	Inaba Denki Sangyo (1)	187,218
1,800	Infocom (1)	15,618
117,100	Inpex (1)	1,116,198
48,300	Isuzu Motors (1)	564,121
13,000	ITOCHU (1)	162,669
24,200	Itochu Enex (1)	193,829
14,000	Iwatsu Electric (1)	9,358
36,400	Iyo Bank (1)	391,380
14,500	Japan Digital Laboratory (1)	185,407
3,900	Japan Foundation Engineering (1)	16,902
16,300	Japan Petroleum Exploration (1)	489,196
20,200	Japan Tobacco (1)	699,158
1,900	JCU (1)	67,317
62,600	JSR (1)	988,661
22,000	Juroku Bank (1)	98,140
26,900	JX Holdings (1)	105,627
2,000	Kamei (1)	19,899
86,000	Kanematsu (1)	142,006
2,500	Kanematsu Electronics (1)	38,207
5,400	Kato Sangyo (1)	131,425
100,400	KDDI (1)	2,429,513
3,100	Keihin (1)	50,568
27,000	Keiyo Bank (1)	135,656
22,800	Kimoto (1)	49,530
2,000	Koatsu Gas Kogyo (1)	10,238
2,300	Konaka (1)	11,954
7,600	Konishi (1)	139,690
19,000	Kyodo Printing (1)	52,707
13,500	KYORIN Holdings (1)	226,947
31,500	Kyowa Exeo (1)	328,737
41,870	Kyushu Financial Group (2)	321,997
4,300	Lasertec (1)	46,926
28,100	Lawson (1)	2,081,446
7,800	Lintec (1)	182,715
23,000	Maeda Road Construction (1)	418,082
900	Maezawa Kyuso Industries (1)	11,490
5,500	MEC (1)	32,323
2,900	Meiko Network Japan (1)	34,429
9,000	Meisei Industrial (1)	42,224
1,900	Melco Holdings (1)	32,860
12,900	Message (1)	317,956
7,000	Mie Bank (1)	15,083
16,400	Miraca Holdings (1)	729,887
9,900	Mirait Holdings (1)	85,786
2,300	Miroku Jyoho Service (1)	16,490

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,100	Mitani (1)	76,793
1,300	Mitani Sekisan (1)	17,801
74,000	Mitsubishi Electric (1)	770,691
51,000	Mitsubishi Motors (1)	451,723
91,900	Mitsubishi UFJ Financial Group (1)	594,366
14,000	Mitsuboshi Belting (1)	116,384
45,000	Mitsui (1)	570,731
2,800	Mitsui High-Tec (1)	16,424
21,000	Mitsui Sugar (1)	84,459
4,100	Mixi (1)	156,566
11,000	Miyazaki Bank (1)	38,443
197,700	Mizuho Financial Group (1)	407,231
23,100	MTI (1)	147,479
700	Nafco (1)	10,143
1,900	Nakanishi (1)	64,783
5,400	Namura Shipbuilding (1)	47,224
2,600	Natoco (1)	20,918
11,600	Neturen (1)	82,949
25,500	Nexon (1)	353,711
42,900	NHK Spring (1)	436,632
8,360	Nichirin (1)	101,998
2,800	NIFTY (1)	25,804
1,300	Nihon Eslead (1)	12,317
21,100	Nihon Parkerizing (1)	187,690
64,000	Nippon Electric Glass (1)	313,176
6,000	Nippon Hume (1)	38,055
7,000	Nippon Pillar Packing (1)	58,714
13,000	Nippon Road (1)	70,633
14,000	Nippon Seiki (1)	293,384
13,200	Nippon Telegraph & Telephone (1)	483,930
23,000	Nishi-Nippon City Bank (1)	67,209
11,400	Nissan Shatai (1)	131,461
30,500	Nissin Kogyo (1)	469,120
200	Nissin Sugar (1)	4,736
8,000	Nittetsu Mining (1)	35,244
11,900	Nitto Kogyo (1)	229,656
9,500	Nittoc Construction (1)	42,283
31,000	NOF (1)	221,584
16,700	North Pacific Bank (1)	64,015
114,200	NTT DoCoMo (1)	2,224,100
17,000	Ogaki Kyoritsu Bank (1)	66,243
13,000	Oita Bank (1)	54,783
1,500	Onoken (1)	13,159
4,200	Oracle Japan (1)	191,019
47,400	ORIX (1)	692,219
20,000	Pacific Metals (1)	53,523
2,000	Pack (1)	47,405
6,100	Pal (1)	136,367
1,800	Plant (1)	18,782
10,000	Rhythm Watch (1)	14,060
2,800	Ricoh Leasing (1)	84,823
11,000	Riken (1)	41,394
3,800	Roland DG (1)	86,604
9,000	Sakai Chemical Industry (1)	26,619
8,000	San-Ai Oil (1)	61,105
3,300	Sanei Architecture Planning (1)	36,258
45,000	San-In Godo Bank (1)	415,862
2,000	Sansha Electric Manufacturing (1)	12,682
5,800	Sanyo Housing Nagoya (1)	57,900
83,900	Sekisui Chemical (1)	989,937
11,000	Sekisui Jushi (1)	147,383
13,000	Shiga Bank (1)	69,483
6,000	Shikoku Bank (1)	13,039
17,000	Shikoku Chemicals (1)	167,366
14,000	Shinagawa Refractories (1)	31,410
19,000	Shin-Etsu Polymer (1)	99,135
4,100	Shinko Plantech (1)	32,952
2,000	Shizuoka Bank (1)	20,064
14,000	Showa (1)	129,766
4,600	Sinko Industries (1)	48,801
9,400	Sintokogio (1)	80,816
3,600	SNT (1)	17,289
62,000	Sony Financial Holdings (1)	1,111,201
3,200	SRA Holdings (1)	65,725
5,200	Sumitomo Densetsu (1)	68,177
43,000	Sumitomo Metal Mining (1)	533,475
6,100	Sumitomo Mitsui Financial Group (1)	243,351
22,500	Sumitomo Rubber Industries (1)	334,653
3,000	Suncall (1)	15,706
6,000	T RAD (1)	9,954
14,600	T&D Holdings (1)	191,855
600	T&K Toka (1)	11,024
41,000	Tadano (1)	489,763
800	Takamatsu Construction Group (1)	16,597
21,000	Takara Standard (1)	158,634
24,000	Takiron (1)	102,702
7,600	Tamron (1)	151,786
8,000	Tayca (1)	33,401
3,000	TBK (1)	11,894
3,800	TechMatrix (1)	35,376
2,300	Techno Medica (1)	52,516
10,900	T-Gaia (1)	166,186
10,500	Toagosei (1)	87,909
2,600	Tocalo (1)	52,191
7,000	Tochigi Bank (1)	39,986
5,000	Toho Bank (1)	18,415
1,800	Tokai (1)	57,673
10,300	Tokai Rika (1)	222,714
3,430	Token (1)	272,159
10,400	Tokyo Seimitsu (1)	229,613
1,000	Tokyo TY Financial Group (1)	31,323
2,200	TOMONY Holdings (1)	8,531

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,900	Toppan Forms (1)	63,125
35,000	Towa Bank (1)	30,624
15,000	Toyo Kohan (1)	48,408
9,300	Toyo Machinery & Metal (1)	34,579
16,000	Trend Micro (1)	623,543
24,700	TS Tech (1)	677,411
4,300	Tsukuba Bank (1)	15,125
6,000	TYK (1)	9,528
6,700	Unipres (1)	152,268
3,100	Utoc (1)	12,757
7,000	Wakita (1)	55,091
5,000	Watanabe Sato (1)	12,122
700	YAMADA Consulting Group (1)	20,488
4,000	Yamagata Bank (1)	15,547
5,000	Yamaguchi Financial Group (1)	61,498
2,000	Yamanashi Chuo Bank (1)	9,375
22,900	Yamazen (1)	204,504
1,000	Yellow Hat (1)	22,000
3,000	Yodogawa Steel Works (1)	52,884
3,000	Yuasa Trading (1)	69,931
		48,461,442
	Kazakhstan (1) — 0.0%
20,279	KCell JSC GDR	88,119

	Liechtenstein — 0.0%
183	VP Bank	14,718

	Luxembourg (1) — 0.7%
12,661	RTL Group	1,095,236
78,270	Tenaris	985,757
		2,080,993
	Malaysia (1) — 0.2%
48,400	AFFIN Holdings	26,908
330,000	AMMB Holdings	365,786
67,780	Berjaya Sports Toto	50,447
10,100	British American Tobacco Malaysia	145,154
8,900	Carlsberg Brewery Malaysia	25,717
66,600	KLCCP Stapled Group	108,731
91,700	Padini Holdings	32,638
		755,381
	Malta — 0.0%
22,416	BGP Holdings (1)(2)(3)	1,386

	Mexico — 0.1%
125,635	Genomma Lab Internacional Class B (2)	92,185
800	Industrias Bachoco ADR	43,776
43,400	Industrias Bachoco	197,533
50,800	Urbi Desarrollos Urbanos (1)(2)(3)	—
		333,494
	Netherlands (1) — 2.1%
40,148	Aegon	246,367
25,363	ArcelorMittal	141,634
26,804	Boskalis Westminster	1,300,923
96,221	Koninklijke Ahold	1,957,401
12,491	NN Group	391,378
53,662	RELX	915,302
2,906	SNS Reaal (2)(3)	—
35,741	Unilever	1,623,736
		6,576,741
	New Zealand (1) — 0.2%
109,062	Sky Network Television	334,827
136,321	Trade Me Group	337,067
		671,894
	Norway (1) — 2.6%
78,836	Aker Solutions	316,649
28,838	Fred Olsen Energy	134,773
138,931	Kvaerner	87,539
101,852	Norsk Hydro	364,812
20,099	Salmar	328,830
102,003	Statoil	1,648,804
74,377	Storebrand (2)	259,526
118,491	Telenor	2,232,153
43,750	TGS Nopec Geophysical	867,469
43,106	Yara International	1,958,133
		8,198,688
	Philippines — 0.2%
356,500	Manila Water (1)	181,191
1,207,200	Nickel Asia (1)	204,276
2,500	Philippine Long Distance Telephone ADR	118,550
		504,017
	Poland (1) — 0.5%
10,749	Bank Pekao	418,002
14,538	KGHM Polska Miedz	337,516
435,203	Polskie Gornictwo Naftowe i Gazownictwo	771,056
88,521	Tauron Polska Energia	69,403
		1,595,977
	Russia — 1.4%
51,500	CTC Media (NASDAQ)	87,035
81,683	Gazprom PAO ADR	341,435
16,822	LUKOIL ADR	609,798
17,073	MegaFon PJSC GDR (1)	219,896
109,210	MMC Norilsk Nickel ADR	1,627,229

The accompanying notes are an integral part of the financial statements.

Shares		Value $

50,600	Mobile TeleSystems ADR	355,718
110,930	Surgutneftegas OAO ADR (1)	608,565
12,800	Tatneft PAO ADR (1)	394,733
		4,244,409
	Singapore — 2.3%
14,100	Boustead Projects (2)	8,505
47,000	Boustead Singapore (1)	32,130
226,600	Cache Logistics Trust REIT (1)	162,394
386,300	CapitaLand Commercial Trust REIT (1)	387,661
297,600	CapitaLand Mall Trust REIT (1)	419,591
115,000	CapitaLand Retail China Trust REIT (1)	124,501
186,900	China Merchants Holdings Pacific (1)	127,286
16,000	Far East Orchard (1)	17,171
40,000	First REIT (1)	35,407
2,200	Haw Par (1)	13,146
30,000	Ho Bee Land (1)	42,147
64,000	Hong Fok (1)	32,901
11,000	Jardine Cycle & Carriage (1)	254,681
425,100	Mapletree Industrial Trust REIT (1)	462,419
19,000	Metro Holdings (1)	12,188
91,600	OSIM International (1)	88,816
81,000	Sabana Shari’ah Compliant Industrial REIT (1)	43,911
238,000	SATS (1)	643,218
351,100	Silverlake Axis (1)	144,045
845,100	Singapore Telecommunications (1)	2,401,143
48,750	UMS Holdings (1)	17,535
111,600	United Overseas Bank (1)	1,620,520
49,000	UOL Group (1)	228,671
		7,319,987
	South Africa — 2.3%
11,375	AECI	78,250
7,596	Assore	43,911
14,537	Astral Foods (1)	182,616
24,760	Bidvest Group (1)	632,484
102,259	Capital Property Fund REIT (1)	119,014
68,749	Kumba Iron Ore (1)	296,786
15,860	Lewis Group (1)	68,412
40,545	Liberty Holdings (1)	396,442
136,924	Life Healthcare Group Holdings (1)	381,647
135,050	MMI Holdings (1)	245,068
127,869	MTN Group (1)	1,455,739
99,506	Peregrine Holdings (1)	221,310
38,857	Reunert (1)	188,937
225,917	SA Corporate Real Estate Fund REIT (1)	85,094
92,353	Sanlam (1)	417,226
25,100	Sasol (1)	804,247
187,093	Sibanye Gold (1)	312,488
45,913	Truworths International (1)	310,639
82,492	Vodacom Group (1)	891,007
3,806	Wilson Bayly Holmes-Ovcon (1)	35,557
		7,166,874
	South Korea — 2.3%
490	Daechang Forging (1)	21,382
240	Dongil Industries (1)	12,087
2,098	Dongyang E&P (1)	23,585
5,220	e-LITECOM (1)	91,370
4,488	Eugene Technology (1)	45,505
2,829	Global & Yuasa Battery (1)	101,317
9,577	Grand Korea Leisure (1)	266,228
482	GS Home Shopping (1)	71,908
10,840	Hana Financial Group (1)	263,618
4,420	Hankook Tire (1)	168,972
7,810	Hanmi Semiconductor (1)	73,803
10,710	Hanshin Machinery (1)	21,768
1,985	Honam Petrochemical (1)	416,748
1,096	Hy-Lok (1)	30,639
1,427	Hyundai Home Shopping Network (1)	152,357
7,810	Hyundai Hy Communications & Network (1)	22,414
947	Hyundai Wia (1)	110,575
17,650	Industrial Bank of Korea (1)	216,050
3,615	Innochips Technology (1)	35,323
1,183	INTOPS (1)	17,578
10,600	KB Financial Group (1)	335,823
10,645	Kia Motors (1)	519,605
2,920	KT&G (1)	291,757
1,950	Kunsul Chemical Industrial (1)	76,049
100	Mi Chang Oil Industrial (1)	6,744
675	POSCO (1)	108,547
358	Samchully (1)	32,137
2,856	Sammok S-Form (1)	52,103
1,168	Samsung Electronics (1)	1,400,930
520	Sebang (1)	8,171
630	Sewon Precision Industry	13,456
12,060	Shinhan Financial Group (1)	460,273
4,058	Silicon Works (1)	120,672
5,267	SK Telecom (1)	1,115,353
5,019	Soulbrain (1)	174,794
33,793	Woori Bank (1)	293,139
4,700	Yoosung Enterprise (1)	17,216
1,493	Youngone Holdings (1)	94,081
		7,284,077
	Spain — 0.6%
1,684	Baron de Ley (2)	171,570
825	Caja de Ahorros del Mediterraneo (1)(2)(3)	—

The accompanying notes are an integral part of the financial statements.

Shares		Value $

21,086	Cia de Distribucion Integral Logista Holdings (1)	420,902
13,000	Grupo Catalana Occidente (1)	403,083
131,756	Mapfre (1)	390,889
95,744	Prosegur Cia de Seguridad (1)	426,001
		1,812,445
	Sweden — 4.9%
24,372	AddTech Class B	346,600
104,961	Alfa Laval (1)	1,841,418
62,672	Atlas Copco Class A (1)	1,633,277
3,627	B&B Tools Class B (1)	47,342
37,600	Boliden (1)	719,904
24,185	Clas Ohlson Class B	367,295
19,559	Electrolux (1)	575,433
58,789	Industrivarden Class C (1)	1,067,077
32,669	Intrum Justitia (1)	1,172,073
1,008	Investment Oresund (1)	21,808
49,218	Investor Class B (1)	1,821,465
11,057	JM (1)	312,510
41,123	Kinnevik Investment Class B (1)	1,310,500
13,348	Medivir Class B (1)(2)	118,625
7,378	Nolato Class B (1)	202,401
67,972	SKF Class B (1)	1,194,411
17,574	Swedish Match (1)	552,452
274,099	TeliaSonera (1)	1,400,515
20,788	Tethys Oil (1)	128,330
23,694	Trelleborg Class B (1)	399,201
		15,232,637
	Switzerland — 5.4%
7,089	ABB (1)	133,739
3,510	Baloise Holding (1)	420,838
6,682	Coltene Holding	437,039
19,994	Credit Suisse Group (1)	498,675
396	Helvetia Holding (1)	207,117
4,103	Implenia (1)	203,359
3,665	Kuehne + Nagel International (1)	507,814
43	Metall Zug	109,626
32,084	Nestle (1)	2,450,383
4,324	Pargesa Holding (1)	274,216
8,808	Roche Holding (1)	2,391,362
747	SGS (1)	1,422,365
422	Sika (1)	1,383,972
869	Swatch Group (1)	339,379
8,674	Swiss Re (1)	805,214
2,024	Swisscom (1)	1,042,795
6,130	Syngenta (1)	2,059,499
83,736	UBS Group (1)	1,672,411
1,918	Zurich Insurance Group (1)	506,161
		16,865,964
	Taiwan — 3.9%
16,000	104 (1)	72,958
71,000	Ardentec (1)	53,873
14,000	Aten International (1)	31,087
52,000	Audix (1)	56,213
24,000	Casetek Holdings (1)	105,058
62,000	Chaun-Choung Technology (1)	144,685
167,600	Chimei Materials Technology (1)	117,291
351,300	China Life Insurance (1)	289,864
33,000	Chroma ATE (1)	58,821
167,000	Chunghwa Telecom (1)	511,665
26,000	Cleanaway (1)	127,735
27,000	CviLux (1)	23,860
76,420	Cyberlink (1)	163,209
31,000	Delta Electronics (1)	157,622
40,000	Draytek (1)	33,551
34,000	Dynacolor (1)	55,051
20,000	Elite Advanced Laser (1)	84,348
133,000	Everlight Electronics (1)	201,766
66,000	Faraday Technology (1)	107,400
20,829	FLEXium Interconnect (1)	58,103
148,000	Formosan Rubber Group (1)	83,773
152,000	Foxconn Technology (1)	398,132
245,000	Fubon Financial Holding (1)	395,999
15,000	Global Mixed Mode Technology (1)	27,605
141,000	Greatek Electronics (1)	139,234
54,000	Hanpin Electron (1)	51,018
52,000	Holiday Entertainment (1)	87,473
31,000	Holtek Semiconductor (1)	46,493
356,000	Hon Hai Precision Industry (1)	946,269
75,000	ITEQ (1)	51,682
2,000	KD Holding (1)	9,999
19,000	Kinik (1)	33,360
128,000	Kinsus Interconnect Technology (1)	262,344
65,000	Lumax International (1)	93,058
64,000	MediaTek (1)	499,094
26,000	Mercuries & Associates Holding (1)	17,052
30,000	MIN AIK Technology (1)	58,167
48,300	Mirle Automation (1)	42,549
85,000	New Era Electronics (1)	58,021
168,000	Novatek Microelectronics (1)	571,836
16,000	Pegatron (1)	39,099
39,000	Phison Electronics (1)	281,422
40,000	Polytronics Technology (1)	77,477
28,000	Portwell (1)	35,976
35,017	Radiant Opto-Electronics (1)	108,365
3,841	Raydium Semiconductor (1)	4,242
145,470	Realtek Semiconductor (1)	303,791
18,000	Richtek Technology (1)	104,863
62,000	Shin Zu Shing (1)	200,052
56,000	Sigurd Microelectronics (1)	37,671

The accompanying notes are an integral part of the financial statements.

Shares		Value $

78,000	Simplo Technology (1)	276,280
5,676	Sinmag Equipment (1)	19,789
32,000	Sirtec International (1)	39,469
20,000	Sitronix Technology (1)	56,008
59,000	Sonix Technology (1)	67,289
35,000	St. Shine Optical (1)	528,164
33,000	Taiwan Secom (1)	99,135
69,000	Taiwan Semiconductor (1)	60,104
98,300	Taiwan Semiconductor Manufacturing ADR	2,158,668
66,612	Taiwan Surface Mounting Technology (1)	62,047
93,302	Test Research (1)	163,591
32,000	Thinking Electronic Industrial (1)	43,579
106,000	Transcend Information (1)	295,175
94,000	TXC (1)	109,551
42,000	United Integrated Services (1)	49,347
88,000	Vanguard International Semiconductor (1)	113,095
84,821	Win Semiconductors (1)	115,088
55,000	Winstek Semiconductor (1)	44,740
40,000	Yageo (1)	63,002
544,386	Yuanta Financial Holding (1)	213,899
28,350	YungShin Global Holding (1)	41,357
50,000	Zippy Technology (1)	58,720
		12,198,373
	Thailand (1) — 1.3%
61,100	Bangkok Bank	287,101
147,200	BEC World	130,198
13,300	Delta Electronics Thai	31,597
83,100	Delta Electronics Thai NVDR	197,420
251,500	Hana Microelectronics NVDR	243,805
54,600	Kasikornbank NVDR	264,060
778,500	Krung Thai Bank	373,556
6,100	PTT	47,103
105,000	PTT NVDR	811,035
5,500	PTT Exploration & Production	11,313
391,500	PTT Exploration & Production NVDR	805,268
47,100	Ratchaburi Electricity Generating Holding	70,091
5,400	Siam City Cement	51,261
833,000	Thai Beverage	400,564
66,600	Thai Vegetable Oil	49,564
74,800	TTW (2)	22,684
668,100	TTW NVDR	202,614
		3,999,234
	Turkey (1) — 0.8%
126,900	Adana Cimento Sanayii Class C	29,150
7,670	Akcansa Cimento	35,932
47,219	Cimsa Cimento Sanayi VE Ticaret	257,168
238,570	Enka Insaat ve Sanayi	422,309
356,708	Eregli Demir ve Celik Fabrikalari	505,535
22,963	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim (2)	13,768
20,787	Koza Altin Isletmeleri	116,689
183,203	Soda Sanayii	302,949
25,826	TAV Havalimanlari Holding	202,599
152,760	Turk Telekomunikasyon	329,506
85,779	Turkcell Iletisim Hizmetleri	340,881
		2,556,486
	United Kingdom — 16.2%
171,673	Aberdeen Asset Management (1)	915,356
22,648	Acacia Mining (1)	67,175
38,153	Aggreko (1)	537,795
142,962	Ashmore Group (1)	593,370
36,939	AstraZeneca (1)	2,354,206
282,744	Barclays (1)	1,007,350
165,417	Beazley (1)	924,627
24,883	Berendsen (1)	392,316
6,422	Berkeley Group Holdings (1)	327,768
91,629	BHP Billiton (1)	1,464,594
31,418	Bodycote (1)	248,198
213,439	BP (1)	1,268,460
10,762	British American Tobacco (1)	639,363
47,961	Britvic (1)	515,585
23,655	Burberry Group (1)	483,178
109,926	Cairn Energy (1)(2)	253,002
23,835	Carillion (1)	112,129
156,612	Centrica (1)	544,941
50,836	Chesnara (1)	255,609
2,753	Computacenter	32,106
48,531	Dart Group	354,062
69,621	Debenhams (1)	95,749
24,371	Diploma (1)	239,793
115,514	Direct Line Insurance Group (1)	700,688
5,596	Dunelm Group (1)	81,678
56,901	Electrocomponents (1)	179,637
62,112	Fenner (1)	145,669
29,212	Gem Diamonds (1)	44,614
115,508	GlaxoSmithKline (1)	2,491,001
13,104	Go-Ahead Group	489,875
56,699	Halfords Group (1)	379,508
152,076	Highland Gold Mining (1)	130,315
129,682	Home Retail Group (1)	224,146
282,762	HSBC Holdings (1)	2,209,200
140,800	HSBC Holdings (Hong Kong Shares) (1)	1,100,897
11,265	Imperial Tobacco Group (1)	606,595
274,531	Indivior (1)	867,386

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,411	Informa (1)	108,538
18,754	Intertek Group (1)	757,415
63,497	ITE Group (1)	136,869
100,813	John Wood Group (1)	925,497
266,241	KCOM Group (1)	355,966
23,858	Keller Group (1)	298,992
257,127	Legal & General Group (1)	1,035,446
186,614	Meggitt (1)	1,016,610
24,974	Millennium & Copthorne Hotels (1)	185,105
50,611	N Brown Group (1)	291,805
3,556	Next (1)	437,937
5,577	Novae Group	74,626
15,262	PayPoint (1)	232,451
11,696	Persimmon (1)	358,686
52,756	Premier Farnell (1)	81,285
110,374	QinetiQ Group (1)	380,267
57,823	RELX (1)	1,033,934
36,725	Rio Tinto (1)	1,338,446
266,490	Rotork (1)	769,828
303,690	Royal Bank of Scotland Group (1)(2)	1,484,018
39,645	Royal Dutch Shell Class A (1)	1,035,022
76,729	Royal Dutch Shell (Amsterdam Shares) Class A (1)	2,009,950
208,388	Royal Mail (1)	1,427,675
34,839	RPS Group (1)	125,883
106,387	Sage Group (1)	892,004
44,396	Senior	155,223
17,249	Shire (1)	1,306,275
61,192	Smiths Group (1)	905,270
150,420	Soco International (1)	408,081
26,448	Spectris (1)	678,316
67,789	Stagecoach Group (1)	361,483
55,145	Standard Chartered (1)	612,142
47,015	Subsea 7 (1)	368,753
45,145	Unilever (1)	2,010,230
59,424	Weir Group (1)	976,205
16,858	WH Smith (1)	442,241
241,050	William Hill (1)	1,176,143
49,133	WPP (1)	1,101,401
3,969	WS Atkins (1)	84,106
3,706	Zytronic	20,596
		50,678,661
	TOTAL COMMON STOCK (Cost $327,994,205)	308,526,031

	INVESTMENT COMPANIES (1) — 0.4%
	Guernsey — 0.1%
163,008	HSBC Infrastructure	388,549

	Switzerland — 0.3%
3,524	BB Biotech	996,597

	TOTAL INVESTMENT COMPANIES (Cost $1,132,164)	1,385,146

	PREFERRED STOCK — 0.4%
	Brazil — 0.3%
9,800	Alpargatas	20,964
53,700	Banco do Estado do Rio Grande do Sul	83,407
1,100	Cia Energetica de Sao Paulo	4,621
164,582	Itausa - Investimentos Itau	307,267
60,800	Vale Class A	221,188
58,200	Vale Class B ADR	209,520
		846,967
	Germany (1) — 0.1%
2,089	Draegerwerk	150,435
7,140	Porsche Automobil Holding	333,752
		484,187
	TOTAL PREFERRED STOCK (Cost $2,782,198)	1,331,154

	WARRANT (2) — 0.0%
	Hong Kong — 0.0%
3,166	Sun Hung Kai Properties Expires 04/22/16 (Cost $—)	3,419

Number of Rights
	RIGHT (1)(2)(3) — 0.0%
	Hong Kong — 0.0%
100,350	Real Nutriceutical Group Expires 11/11/15 (Cost $—)	1,295

	TOTAL INVESTMENTS — 99.4% (Cost $331,908,567)	311,247,045

	OTHER ASSETS LESS LIABILITIES — 0.6%	1,805,957

	NET ASSETS — 100%	$313,053,002

The accompanying notes are an integral part of the financial statements.

(1)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(2)         Denotes non-income producing security.

(3)         Security considered illiquid. On October 31, 2015 the value of the securities amounted to $69,015, representing 0.0% of the total net assets of the Fund.

(4)         Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2015, the value of these securities amounted to $189,363, representing 0.1% of the net assets of the Fund.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2015, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
JPMorgan	11/25/15	TRY	5,516,000	USD	1,887,612	$7,780
Royal Bank of Canada	11/25/15	EUR	2,124,176	USD	2,344,672	8,180
State Street	11/25/15	GBP	2,109,833	USD	3,234,680	(17,418)
						$(1,458)

ADR — American Depositary Receipt

EUR — Euro

GBP — British Pound

GDR — Global Depositary Receipt

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

TRY — Turkish Lira

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3 (2)	Total
Common Stock
Australia	$389,674	$13,825,382	$—	$14,215,056
Austria	34,451	837,934	—	872,385
Belgium	—	5,677,423	—	5,677,423
Bermuda	—	236,774	—	236,774
Brazil	2,871,727	—	—	2,871,727
British Virgin Islands	—	601,310	—	601,310
Cambodia	—	120,224	—	120,224
Canada	9,068,000	—	—	9,068,000
Chile	506,150	—	—	506,150
China	1,062,147	7,272,316	1,097	8,335,560
Colombia	285,192	—	—	285,192
Denmark	—	1,931,147	—	1,931,147
Finland	91,246	7,940,343	—	8,031,589
France	403,551	16,314,955	—	16,718,506
Gabon	54,093	—	—	54,093
Germany	942,778	12,517,311	—	13,460,089
Greece	—	436,643	—	436,643
Guernsey	238,953	—	—	238,953
Hong Kong	47,621	13,961,879	—	14,009,500
Hungary	—	189,363	—	189,363
Indonesia	—	2,510,381	—	2,510,381
Ireland	467,736	1,555,474	—	2,023,210
Israel	1,322,337	3,495,749	—	4,818,086
Italy	—	2,665,740	6,933	2,672,673
Japan	321,997	48,139,445	—	48,461,442
Kazakhstan	—	88,119	—	88,119
Liechtenstein	14,718	—	—	14,718
Luxembourg	—	2,080,993	—	2,080,993
Malaysia	—	755,381	—	755,381
Malta	—	—	1,386	1,386
Mexico	333,494	—	—	333,494
Netherlands	—	6,576,741	—	6,576,741
New Zealand	—	671,894	—	671,894
Norway	—	8,198,688	—	8,198,688
Philippines	118,550	385,467	—	504,017
Poland	—	1,595,977	—	1,595,977
Russia	3,021,215	1,223,194	—	4,244,409
Singapore	8,505	7,311,482	—	7,319,987
South Africa	122,161	7,044,713	—	7,166,874
South Korea	13,456	7,270,621	—	7,284,077
Spain	171,570	1,640,875	—	1,812,445
Sweden	713,895	14,518,742	—	15,232,637
Switzerland	546,665	16,319,299	—	16,865,964
Taiwan	2,158,668	10,039,705	—	12,198,373
Thailand	—	3,999,234	—	3,999,234
Turkey	—	2,556,486	—	2,556,486
United Kingdom	1,126,488	49,552,173	—	50,678,661
Total Common Stock	26,457,038	282,059,577	9,416	308,526,031

Investment Companies
Guernsey	—	388,549	—	388,549
Switzerland	—	996,597	—	996,597
Total Investment Companies	—	1,385,146	—	1,385,146

The accompanying notes are an integral part of the financial statements.

Investments in Securities (concluded)	Level 1	Level 2	Level 3 (2)	Total
Preferred Stock
Brazil	$846,967	$—	$—	$846,967
Germany	—	484,187	—	484,187
Total Preferred Stock	846,967	484,187	—	1,331,154

Warrant
Hong Kong	3,419	—	—	3,419
Total Warrant	3,419	—	—	3,419

Right
Hong Kong	—	1,295	—	1,295
Total Right	—	1,295	—	1,295

Total Investments in Securities	$27,307,424	$283,930,205	$9,416	$311,247,045

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards — Unrealized Appreciation	$—	$15,960	$—	$15,960
Forwards — Unrealized Depreciation	—	(17,418)	—	(17,418)
Total Other Financial Instruments	$—	$(1,458)	$—	$(1,458)

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of October 31, 2015, the Fund had securities with a total value of $283,870,606 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. Additionally, the Fund had securities with a total value of $58,304 transfer from Level 1 to Level 2 and had a security with total value of $9,416 transfer from Level 1 to Level 3. The changes occurred due to a halt in trading of these securities.

(2)         A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2015

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$727,158,339	$122,174,673	$53,621,177
Investment in affiliated security, at value — Note 2	—	—	—
Cash	31,346,532	7,764,148	4,649,595
Foreign currency	3	3	—
Dividends receivable	829,652	9,642	17,127
Receivable for Fund shares sold	75,678	6,846	—
Prepaid expenses	13,159	14,288	9,452
Receivable for securities sold	9,101	969,642	—
Tax reclaims receivable	7,645	—	—
Due from Investment Advisor — Note 3	—	42,410	38,601
Unrealized appreciation on spot foreign currency contracts	—	—	—
Unrealized appreciation on forward foreign currency contracts	32,620	—	—
Initial margin for futures contracts	1,127,000	—	30,900
Variation margin receivable for futures contracts	—	—	90
TOTAL ASSETS	760,599,729	130,981,652	58,366,942
LIABILITIES
Payable for securities purchased	—	1,567,590	634,909
Unrealized depreciation on spot foreign currency contracts	—	—	—
Variation margin payable for futures contracts	113,925	—	1,852
Accrued foreign capital gains tax on appreciated securities	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Payable for Fund shares redeemed	—	3,500	3,667
Investment Advisory fees payable — Note 3	156,556	107,815	48,003
Audit fees payable	33,547	31,336	31,385
Legal fees payable	19,868	6,893	5,393
Sub-administration fees payable — Note 3	8,142	8,400	3,740
Distribution fees payable, Advisor Shares — Note 3	102	562	1,273
Shareholder service fees payable, Advisor Shares — Note 3	—	80	708
Shareholder service fees payable, Investor Shares — Note 3	—	10,700	6,236
Accrued expenses and other liabilities	56,471	36,238	27,350
TOTAL LIABILITIES	388,611	1,773,114	764,516
NET ASSETS	$760,211,118	$129,208,538	$57,602,426
Cost of securities	$526,643,141	$95,101,588	$42,004,115
Cost of affiliated security	$—	$—	$—
Cost of foreign currency	$3	$4	$—
NET ASSETS
Capital paid-in	$518,653,435	$93,497,686	$40,106,878
Undistributed (accumulated net investment loss) net investment income	13,614,073	(372,281)	9,951
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	25,953,846	9,010,049	5,868,568
Accrued foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation (depreciation) on investments	200,515,198	27,073,085	11,617,062
Net unrealized appreciation (depreciation) on futures, forward foreign currency contracts and foreign currency translations	1,474,566	(1)	(33)
NET ASSETS	$760,211,118	$129,208,538	$57,602,426

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi-Cap Equity Fund	Emerging Markets Small Cap Fund	International Alpha Fund	International Multi- Cap Value Fund
ASSETS
Investments in securities, at value — Note 2	$1,226,287,707	$25,056,824	$11,527,812	$162,507,775	$311,247,045
Investment in affiliated security, at value — Note 2	12,099,262	—	—	—	—
Cash	10,008,765	783,672	511,060	221,203	748,707
Foreign currency	31,200	16,673	1,096	22	153,023
Dividends receivable	500,046	11,950	2,803	316,383	603,280
Receivable for Fund shares sold	23,677,702	—	—	67,612	478,580
Prepaid expenses	19,588	19,703	19,621	16,916	26,268
Receivable for securities sold	2,108,902	53,502	157,776	410,988	4,603,432
Tax reclaims receivable	52,905	2,717	139	107,750	245,284
Due from Investment Advisor — Note 3	70,977	44,540	10,893	46,631	84,865
Unrealized appreciation on spot foreign currency contracts	888	373	85	1,726	9,774
Unrealized appreciation on forward foreign currency contracts	—	27,454	—	—	15,960
Initial margin for futures contracts	—	88,000	—	—	—
Variation margin receivable for futures contracts	—	—	—	—	—
TOTAL ASSETS	1,274,857,942	26,105,408	12,231,285	163,697,006	318,216,218
LIABILITIES
Payable for securities purchased	1,744,158	45,267	9,555	410,369	3,963,996
Unrealized depreciation on spot foreign currency contracts	2,034	439	1	990	10,494
Variation margin payable for futures contracts	—	11,300	—	—	—
Accrued foreign capital gains tax on appreciated securities	206,449	5,998	16,194	—	14,685
Unrealized depreciation on forward foreign currency contracts	—	4,901	—	—	17,418
Payable for Fund shares redeemed	805,396	20,601	—	152,866	707,127
Investment Advisory fees payable — Note 3	1,059,855	22,454	12,869	109,205	214,771
Audit fees payable	52,377	34,402	29,675	41,883	35,660
Legal fees payable	30,881	4,754	4,444	7,624	10,947
Sub-administration fees payable — Note 3	82,572	1,749	802	10,635	20,916
Distribution fees payable, Advisor Shares — Note 3	18,303	162	—	953	7,820
Shareholder service fees payable, Advisor Shares — Note 3	5,311	117	—	544	2,523
Shareholder service fees payable, Investor Shares — Note 3	111,272	1,126	3	13,073	28,207
Accrued expenses and other liabilities	308,050	60,045	33,948	43,808	128,652
TOTAL LIABILITIES	4,426,658	213,315	107,491	791,950	5,163,216
NET ASSETS	$1,270,431,284	$25,892,093	$12,123,794	$162,905,056	$313,053,002
Cost of securities	$1,199,278,487	$29,092,200	$10,831,697	$156,313,496	$331,908,567
Cost of affiliated security	$11,501,200	$—	$—	$—	$—
Cost of foreign currency	$31,199	$16,757	$1,097	$23	$152,467
NET ASSETS
Capital paid-in	$1,404,652,130	$30,840,539	$11,510,032	$158,133,812	$340,425,284
Undistributed (accumulated net investment loss) net investment income	10,868,546	208,016	(13,056)	1,976,107	720,236
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(172,479,145)	(1,096,547)	(53,942)	(3,397,123)	(7,406,038)
Accrued foreign capital gains tax on appreciated securities	(206,449)	(5,998)	(16,194)	—	(14,685)
Net unrealized appreciation (depreciation) on investments	27,607,282	(4,035,376)	696,115	6,194,279	(20,661,522)
Net unrealized appreciation (depreciation) on futures, forward foreign currency contracts and foreign currency translations	(11,080)	(18,541)	839	(2,019)	(10,273)
NET ASSETS	$1,270,431,284	$25,892,093	$12,123,794	$162,905,056	$313,053,002

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2015

	North American Equity Fund	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
Net Assets:
Investor Shares	$759,878,488	$128,250,162		$50,125,804
Advisor Shares	332,630	937,185		5,541,465
R6 Shares	N/A	21,191		1,935,157
Total shares outstanding end of year:
Investor Shares	50,192,077	5,079,470		3,935,442
Advisor Shares	22,079	38,313		448,476
R6 Shares	N/A	839		151,713
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$15.14	$25.25		$12.74
Advisor Shares	15.07	24.46		12.36
R6 Shares	N/A	25.25	*	12.76

N/A — R6 and Advisor Shares currently not offered.

*Net assets divided by shares do not calculate to the stated NAV because net assets and share amounts shown are rounded.

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi-Cap Equity Fund	Emerging Markets Small Cap Fund	International Alpha Fund	International Multi-Cap Value Fund
Net Assets:
Investor Shares	$877,480,059	$8,388,726	$21,051	$104,237,265	$218,467,152
Advisor Shares	41,115,529	911,351	N/A	3,921,245	19,330,119
R6 Shares	351,835,696	16,592,016	12,102,743	54,746,546	75,255,731
Total shares outstanding end of year:
Investor Shares	75,894,424	998,158	2,001	9,464,413	25,797,196
Advisor Shares	3,556,960	108,518	N/A	345,588	2,280,778
R6 Shares	30,398,768	1,976,095	1,150,121	4,966,387	8,891,883
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$11.56	$8.40	$10.52	$11.01	$8.47
Advisor Shares	11.56	8.40	N/A	11.35	8.48
R6 Shares	11.57	8.40	10.52	11.02	8.46

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Year or Period October 31, 2015

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
INVESTMENT INCOME
Dividend income	$17,339,843	$1,530,975	$663,131
Foreign taxes withheld	(50,971)	—	(58)
TOTAL INCOME	17,288,872	1,530,975	663,073
EXPENSES
Investment Advisory fees — Note 3	1,933,160	1,356,360	606,570
Sub-administration fees — Note 3	100,563	105,390	47,130
Trustees fees and expenses — Note 6	30,059	11,050	8,846
Distribution fees, Advisor Shares — Note 3	1,152	2,334	14,061
Shareholder Service fees, Advisor Shares — Note 3	—	1,344	7,322
Shareholder Service fees, Investor Shares — Note 3	—	174,774	67,900
Legal fees	99,753	28,361	21,232
Transfer agent fees	74,722	64,048	75,768
Printing	67,862	38,480	20,731
Custodian fees	52,225	12,313	12,478
Registration fees	38,712	35,407	42,276
Audit fees	34,175	31,366	31,575
Insurance	33,188	12,196	9,822
Pricing fees	12,339	4,836	7,468
Offering costs	—	—	—
Other	27,777	10,250	8,932
TOTAL EXPENSES	2,505,687	1,888,509	982,111
Expenses waived by Investment Advisor — Note 3	—	(43,839)	(333,251)
Reimbursement from Investment Advisor	—	—	—
Waiver of Shareholder Service fees	—	(58,670)	—
Custody Offset — Note 2	(1,013)	(1,908)	(827)
NET EXPENSES	2,504,674	1,784,092	648,033
NET INVESTMENT INCOME (LOSS)	14,784,198	(253,117)	15,040

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	29,009,798	9,926,100	7,500,944
Net realized gain (loss) on futures	(392,569)	59,067	(4,601)
Net realized gain (loss) on foreign currency transactions	1,783,235	2	1,215
Net realized gain (loss) on investments sold, futures and foreign currency transactions	30,400,464	9,985,169	7,497,558

Change in unrealized appreciation (depreciation) on investments	(15,726,768)	(4,394,013)	(2,999,586)
Change in unrealized appreciation (depreciation) on futures	1,441,930	—	(33)
Change in accrued foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(92,797)	(1)	—
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(14,377,635)	(4,394,014)	(2,999,619)
NET REALIZED AND UNREALIZED GAIN (LOSS)	16,022,829	5,591,155	4,497,939
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,807,027	$5,338,038	$4,512,979

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi- Cap Equity Fund	Emerging Markets Small Cap Fund*	International Alpha Fund	International Multi-Cap Value Fund
INVESTMENT INCOME
Dividend income	$32,883,420	$994,379	$21,116	$4,237,939	$11,246,542
Foreign taxes withheld	(4,095,348)	(123,799)	(991)	(589,094)	(1,207,192)
TOTAL INCOME	28,788,072	870,580	20,125	3,648,845	10,039,350
EXPENSES
Investment Advisory fees — Note 3	12,365,420	263,297	26,947	1,384,179	2,335,711
Sub-administration fees — Note 3	960,730	20,455	1,680	134,446	226,849
Trustees fees and expenses — Note 6	43,848	7,823	243	12,227	15,184
Distribution fees, Advisor Shares — Note 3	125,220	2,580	—	13,269	58,185
Shareholder Service fees, Advisor Shares — Note 3	62,614	1,326	—	5,905	33,327
Shareholder Service fees, Investor Shares — Note 3	1,150,763	9,923	6	154,862	294,491
Legal fees	107,612	18,792	4,444	32,756	39,415
Transfer agent fees	220,145	74,843	12,633	78,701	82,116
Printing	250,285	17,845	5,193	45,907	50,993
Custodian fees	637,653	118,100	9,830	31,835	168,908
Registration fees	91,099	44,904	4,703	48,372	69,575
Audit fees	81,381	36,075	31,275	48,396	39,520
Insurance	46,547	8,523	—	13,642	14,814
Pricing fees	21,487	28,517	2,368	8,536	72,202
Offering costs	—	—	34,169	—	—
Other	45,174	18,140	7,012	11,953	48,898
TOTAL EXPENSES	16,209,978	671,143	140,503	2,024,986	3,550,188
Expenses waived by Investment Advisor — Note 3	(1,100,069)	(263,297)	(26,947)	(430,561)	(910,216)
Reimbursement from Investment Advisor	—	(144,537)	(81,211)	—	—
Waiver of Shareholder Service fees	—	—	—	—	—
Custody Offset — Note 2	(4,196)	(350)	—	(381)	(2,441)
NET EXPENSES	15,105,713	262,959	32,345	1,594,044	2,637,531
NET INVESTMENT INCOME (LOSS)	13,682,359	607,621	(12,220)	2,054,801	7,401,819

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	(104,691,646)	(965,562)	(53,942)	949,866	(4,723,519)
Net realized gain (loss) on futures	—	81,580	—	—	(937,685)
Net realized gain (loss) on foreign currency transactions	(390,624)	154,285	(12,024)	(81,208)	1,203,059
Net realized gain (loss) on investments sold, futures and foreign currency transactions	(105,082,270)	(729,697)	(65,966)	868,658	(4,458,145)

Change in unrealized appreciation (depreciation) on investments	(90,654,278)	(4,544,639)	696,115	(4,435,938)	(18,686,971)
Change in unrealized appreciation (depreciation) on futures	—	(104,184)	—	—	(98,540)
Change in accrued foreign capital gains tax on appreciated securities	2,393,839	12,992	(16,194)	11,295	29,819
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(2,544)	22,768	839	18,194	(387,850)
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(88,262,983)	(4,613,063)	680,760	(4,406,449)	(19,143,542)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(193,345,253)	(5,342,760)	614,794	(3,537,791)	(23,601,687)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(179,662,894)	$(4,735,139)	$602,574	$(1,482,990)	$(16,199,868)

*Fund commenced operations on August 26, 2015

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year Ended October 31,

	North American Equity Fund
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$14,784,198	$13,483,622
Net realized gain (loss) on investments sold, futures and foreign currency transactions	30,400,464	40,826,608
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(14,377,635)	54,823,861
Net increase (decrease) in net assets resulting from operations	30,807,027	109,134,091

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(14,805,198)	(12,930,124)
Advisor Shares	(4,534)	(3,180)
Net realized gains:
Investor Shares	(27,872,528)	—
Advisor Shares	(10,273)	—
Total dividends and distributions	(42,692,533)	(12,933,304)

Share Transactions:
Investor Shares:
Sales of shares	19,035,498	15,607,439
Reinvestment of distributions	38,885,308	11,581,542
Redemption of shares	(92,067,841)	(10,658,690)
Redemption fees — Note 5	—	—
Total increase (decrease) from Investor Share transactions	(34,147,035)	16,530,291
Advisor Shares:
Sales of shares	194,532	225,753
Reinvestment of distributions	14,471	3,132
Redemption of shares	(175,977)	(161,071)
Redemption fees — Note 5	—	—
Total increase (decrease) from Advisor Share transactions	33,026	67,814
R6 Shares:
Sales of shares	N/A	N/A
Redemption of shares	N/A	N/A
Redemption fees — Note 5	N/A	N/A
Total increase from R6 Share transactions	N/A	N/A
Net increase (decrease) in net assets from share transactions	(34,114,009)	16,598,105
Total increase (decrease) in net assets	(45,999,515)	112,798,892
Net Assets
Beginning of year	806,210,633	693,411,741
End of year	$760,211,118	$806,210,633
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$13,614,073	$11,574,953

The accompanying notes are an integral part of the financial statements.

	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund		Emerging Market Equity Fund
	2015*	2014	2015**	2014	2015**	2014
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$(253,117)	$(191,214)	$15,040	$(16,383)	$13,682,359	$9,420,847
Net realized gain (loss) on investments sold, futures and foreign currency transactions	9,985,169	16,640,798	7,497,558	11,356,174	(105,082,270)	(27,826,132)
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(4,394,014)	(3,610,874)	(2,999,619)	(3,309,196)	(88,262,983)	3,106,584
Net increase (decrease) in net assets resulting from operations	5,338,038	12,838,710	4,512,979	8,030,595	(179,662,894)	(15,298,701)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	(51,896)	—	(52,604)	(11,154,565)	(6,873,950)
Advisor Shares	—	—	—	—	(168,629)	(1,174,738)
Net realized gains:
Investor Shares	(15,143,925)	(22,302,517)	(8,569,605)	(13,253,562)	—	—
Advisor Shares	(96,224)	(173,626)	(829,192)	(1,362,150)	—	—
Total dividends and distributions	(15,240,149)	(22,528,039)	(9,398,797)	(14,668,316)	(11,323,194)	(8,048,688)

Share Transactions:
Investor Shares:
Sales of shares	6,284,858	6,897,741	4,886,006	8,575,467	547,262,276	536,082,752
Reinvestment of distributions	14,683,672	21,645,271	8,406,897	9,230,370	9,213,987	4,975,960
Redemption of shares	(21,738,133)	(23,592,725)	(18,703,524)	(19,836,764)	(664,650,555)	(226,215,757)
Redemption fees — Note 5	1,230	831	2,361	—	30,177	14,835
Total increase (decrease) from Investor Share transactions	(768,373)	4,951,118	(5,408,260)	(2,030,927)	(108,144,115)	314,857,790
Advisor Shares:
Sales of shares	137,074	3,701	997,965	482,616	7,945,859	72,431,449
Reinvestment of distributions	94,605	168,041	818,326	1,348,526	155,956	1,148,522
Redemption of shares	(83,781)	(366,055)	(1,555,614)	(2,222,736)	(82,229,863)	(156,442,115)
Redemption fees — Note 5	—	—	23	94	4,554	13,429
Total increase (decrease) from Advisor Share transactions	147,898	(194,313)	260,700	(391,500)	(74,123,494)	(82,848,715)
R6 Shares:
Sales of shares	20,000	—	7,048,935	—	403,581,535	—
Redemption of shares	—	—	(5,009,200)	—	(18,514,906)	—
Redemption fees — Note 5	—	—	—	—	2	—
Total increase from R6 Share transactions	20,000	—	2,039,735	—	385,066,631	—
Net increase (decrease) in net assets from share transactions	(600,475)	4,756,805	(3,107,825)	(2,422,427)	202,799,022	232,009,075
Total increase (decrease) in net assets	(10,502,586)	(4,932,524)	(7,993,643)	(9,060,148)	11,812,934	208,661,686
Net Assets
Beginning of year	139,711,124	144,643,648	65,596,069	74,656,217	1,258,618,350	1,049,956,664
End of year	$129,208,538	$139,711,124	$57,602,426	$65,596,069	$1,270,431,284	$1,258,618,350
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(372,281)	$(193,002)	$9,951	$(7,433)	$10,868,546	$8,897,026

*R6 Shares commenced operations on September 28, 2015.

**R6 Shares commenced operations on December 30, 2014.

N/A — R6 Shares currently not offered.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year or Period Ended October 31,

	Emerging Markets Multi-Cap Equity Fund
	2015	2014
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$607,621	$517,242
Net realized gain (loss) on investments sold, futures and foreign currency transactions	(729,697)	1,228,284
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(4,613,063)	(1,508,581)
Net increase (decrease) in net assets resulting from operations	(4,735,139)	236,945

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(307,033)	(578,055)
Advisor Shares	(23,038)	(25,747)
R6 Shares	(364,642)	—
Net realized gains:
Investor Shares	(1,154,537)	(623,200)
Advisor Shares	(54,960)	(32,800)
Total dividends and distributions	(1,904,210)	(1,259,802)

Share Transactions:
Investor Shares:
Sales of shares	12,650,834	6,201,529
Reinvestment of distributions	338,073	64,105
Redemption of shares	(27,742,887)	—
Redemption fees - Note 5	2,990	—
Total increase (decrease) from Investor Share transactions	(14,750,990)	6,265,634
Advisor Shares:
Sales of shares	20,000	71,139
Reinvestment of distributions	5,018	1,367
Redemption of shares	(7,701)	(97)
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	17,317	72,409
R6 Shares*:
Sales of shares	19,610,601	—
Reinvestment of distributions	13,332	—
Redemption of shares	(387,764)	—
Redemption fees - Note 5	—	—
Total increase from R6 Share transactions	19,236,169	—
Net increase (decrease) in net assets from share transactions	4,502,496	6,338,043
Total increase (decrease) in net assets	(2,136,853)	5,315,186
Net Assets
Beginning of year/period	28,028,946	22,713,760
End of year/period	$25,892,093	$28,028,946
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$208,016	$10,910

The accompanying notes are an integral part of the financial statements.

	Emerging Markets Small Cap Fund	International Alpha Fund		International Multi-Cap Value Fund
	2015 (a)	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$(12,220)	$2,054,801	$4,433,406	$7,401,819	$5,658,544
Net realized gain (loss) on investments sold, futures and foreign currency transactions	(65,966)	868,658	9,257,443	(4,458,145)	8,076,277
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	680,760	(4,406,449)	(12,685,240)	(19,143,542)	(14,228,800)
Net increase (decrease) in net assets resulting from operations	602,574	(1,482,990)	1,005,609	(16,199,868)	(493,979)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	(4,313,426)	(1,122,653)	(6,527,274)	(5,633,375)
Advisor Shares	—	—	(958,840)	(612,638)	(1,598,816)
R6 Shares	—	—	—	(1,388,613)	—
Net realized gains:
Investor Shares	—	(6,691,398)	(749,210)	(5,825,349)	(5,442,930)
Advisor Shares	—	(174,583)	(795,195)	(659,272)	(2,192,925)
Total dividends and distributions	—	(11,179,407)	(3,625,898)	(15,013,146)	(14,868,046)

Share Transactions:
Investor Shares:
Sales of shares	20,010	92,436,438	24,410,388	176,018,144	154,380,267
Reinvestment of distributions	—	8,204,155	859,110	8,546,084	4,431,522
Redemption of shares	—	(82,714,716)	(22,107,934)	(155,856,219)	(36,586,667)
Redemption fees - Note 5	—	684	940	10,556	15,592
Total increase (decrease) from Investor Share transactions	20,010	17,926,561	3,162,504	28,718,565	122,240,714
Advisor Shares:
Sales of shares	N/A	1,957,234	2,535,860	5,572,287	29,131,269
Reinvestment of distributions	N/A	157,151	1,740,815	1,256,242	3,610,521
Redemption of shares	N/A	(81,962,041)	(19,830,493)	(9,502,371)	(45,140,231)
Redemption fees - Note 5	N/A	—	35	1,404	6,711
Total increase (decrease) from Advisor Share transactions	N/A	(79,847,656)	(15,553,783)	(2,672,438)	(12,391,730)
R6 Shares*:
Sales of shares	11,501,210	54,268,313	—	86,808,905	—
Reinvestment of distributions	—	—	—	38,307	—
Redemption of shares	—	(108,640)	—	(7,116,333)	—
Redemption fees - Note 5	—	—	—	—	—
Total increase from R6 Share transactions	11,501,210	54,159,673	—	79,730,879	—
Net increase (decrease) in net assets from share transactions	11,521,220	(7,761,422)	(12,391,279)	105,777,006	109,848,984
Total increase (decrease) in net assets	12,123,794	(20,423,819)	(15,011,568)	74,563,992	94,486,959
Net Assets
Beginning of year/period	—	183,328,875	198,340,443	238,489,010	144,002,051
End of year/period	$12,123,794	$162,905,056	$183,328,875	$313,053,002	$238,489,010
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(13,056)	$1,976,107	$4,317,828	$720,236	$32,599

(a) Fund commenced operations on August 26, 2015.

*R6 shares commenced operations on December 30, 2014.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2015	$15.42	$0.34		$0.21		$0.55	$(0.29)	$(0.54)	$(0.83)
2014	13.57	0.27		1.83		2.10	(0.25)	—	(0.25)
2013	10.92	0.24		2.63		2.87	(0.22)	—	(0.22)
2012	9.76	0.18		1.13		1.31	(0.15)	—	(0.15)
2011	9.20	0.18		0.53		0.71	(0.15)	—	(0.15)
Advisor Shares
2015	$15.35	$0.28		$0.22		$0.50	$(0.24)	$(0.54)	$(0.78)
2014	13.51	0.23		1.82		2.05	(0.21)	—	(0.21)
2013	10.87	0.20		2.62		2.82	(0.18)	—	(0.18)
2012	9.73	0.15		1.10		1.25	(0.11)	—	(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
U.S. Opportunities Fund
Investor Shares
2015	$27.36	$(0.05	)(1)	$0.96	†	$0.91	$—	$(3.02)	$(3.02)
2014	29.65	(0.04	)(1)	2.40	†	2.36	(0.01)	(4.64)	(4.65)
2013	24.20	0.01	(1)	7.36	†	7.37	(0.01)	(1.91)	(1.92)
2012	22.77	(0.03	)(1)	2.24	†	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
Advisor Shares
2015	$26.66	$(0.11	)(1)	$0.93		$0.82	$—	$(3.02)	$(3.02)
2014	29.09	(0.13	)(1)	2.34		2.21	—	(4.64)	(4.64)
2013	23.84	(0.04	)(1)	7.20		7.16	—	(1.91)	(1.91)
2012	22.49	(0.08	)(1)	2.21		2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
R6 Shares
2015(b)	$23.83	$(0.02	)(1)	$1.44		$1.42	$—	$—	$—

†	Includes redemption fees. Amount was less than $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on September 28, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2015	$15.14	3.77%	$759,878	0.32%	0.32%	1.91%	57%
2014	15.42	15.75	805,906	0.31	0.31	1.80	48
2013	13.57	26.76	693,207	0.33	0.33	1.96	31
2012	10.92	13.59	541,720	0.36	0.36	1.81	37
2011	9.76	7.70	513,589	0.37	0.37	1.63	72
Advisor Shares
2015	$15.07	3.44%	$333	0.67%	0.67%	1.56%	57%
2014	15.35	15.38	305	0.66	0.66	1.45	48
2013	13.51	26.35	205	0.68	0.68	1.64	31
2012	10.87	13.04	191	0.71	0.71	1.46	37
2011	9.73	7.43	169	0.72	0.72	1.27	72
U.S. Opportunities Fund
Investor Shares
2015	$25.25	3.76%	$128,250	1.31%	1.39%	(0.18)%	49%
2014	27.36	9.57	138,855	1.24	1.24	(0.13)	66
2013	29.65	33.03	143,507	1.26	1.26	0.04	74
2012	24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
Advisor Shares
2015	$24.46	3.50%	$937	1.58%	1.66%	(0.46)%	49%
2014	26.66	9.17	856	1.59	1.59	(0.48)	66
2013	29.09	32.58	1,137	1.57	1.57	(0.16)	74
2012	23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011	22.49	3.50	2,732	1.54	1.54	(0.65)	91
R6 Shares
2015(b)	$25.25	5.96%	$21	1.05%	1.90%	(0.95)%	49%

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2015	$13.89	$0.01	(1)	$0.86	†	$0.87	$—	$(2.02)	$(2.02)
2014	15.39	—	(1)(d)	1.61		1.61	(0.01)	(3.10)	(3.11)
2013	12.33	—	(1)(d)	3.81	†	3.81	—	(0.75)	(0.75)
2012	11.56	—	(1)(d)	0.96	†	0.96	(0.03)	(0.16)	(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
Advisor Shares
2015	$13.56	$(0.03	)(1)	$0.85	†	$0.82	$—	$(2.02)	$(2.02)
2014	15.12	(0.03	)(1)	1.57	†	1.54	—	(3.10)	(3.10)
2013	12.15	(0.04	)(1)	3.76		3.72	—	(0.75)	(0.75)
2012	11.40	(0.03	)(1)	0.94		0.91	—	(0.16)	(0.16)
2011	11.11	—	(1)(d)	0.55		0.55	—	(0.26)	(0.26)
R6 Shares
2015(b)	$12.36	$0.00	(1)	$0.40		$0.40	$—	$—	$—
Emerging Market Equity Fund
Investor Shares
2015	$13.40	$0.13	(1)	$(1.85	)†	$(1.72)	$(0.12)	$—	$(0.12)
2014	13.76	0.12	(1)	(0.36	)†	(0.24)	(0.12)	—	(0.12)
2013	12.91	0.15	(1)	0.81	†	0.96	(0.11)	—	(0.11)
2012	12.29	0.15	(1)	0.66	†	0.81	(0.12)	(0.07)	(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
Advisor Shares
2015	$13.33	$0.10	(1)	$(1.83	)†	$(1.73)	$(0.04)	$—	$(0.04)
2014	13.70	0.08	(1)	(0.37	)†	(0.29)	(0.08)	—	(0.08)
2013	12.85	0.11	(1)	0.83	†	0.94	(0.09)	—	(0.09)
2012	12.23	0.10	(1)	0.69	†	0.79	(0.10)	(0.07)	(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)
R6 Shares
2015(b)	$12.60	$0.14	(1)	$(1.17	)†	$(1.03)	$—	$—	$—
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2015	$10.91	$0.20	(1)	$(1.95	)†	$(1.75)	$(0.24)	$(0.52)	$(0.76)
2014	11.36	0.24	(1)	(0.09)		0.15	(0.27)	(0.33)	(0.60)
2013(c)	10.00	0.09	(1)	1.34		1.43	(0.07)	—	(0.07)
Advisor Shares
2015	$10.91	$0.18	(1)	$(1.96)		$(1.78)	$(0.21)	$(0.52)	$(0.73)
2014	11.35	0.21	(1)	(0.08)		0.13	(0.24)	(0.33)	(0.57)
2013(c)	10.00	0.08	(1)	1.33		1.41	(0.06)	—	(0.06)
R6 Shares
2015 (b)	$9.72	$0.20	(1)	$(1.34)		$(1.14)	$(0.18)	$—	$(0.18)

†	Includes redemption fees. Amount was less than $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(d)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2015	$12.74	7.23%	$50,126	1.05%	1.60%	0.05%	56%
2014	13.89	12.97	59,840	1.05	1.38	0.00	62
2013	15.39	32.80	67,890	1.05	1.35	0.02	72
2012	12.33	8.41	111,332	1.05	1.27	0.02	76
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
Advisor Shares
2015	$12.36	7.00%	$5,541	1.30%	1.85%	(0.21)%	56%
2014	13.56	12.65	5,756	1.30	1.63	(0.25)	62
2013	15.12	32.52	6,766	1.30	1.59	(0.27)	72
2012	12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
R6 Shares
2015(b)	$12.76	3.24%	$1,935	0.90%	1.51%	0.03%	56%
Emerging Market Equity Fund
Investor Shares
2015	$11.56	(12.88)%	$877,480	1.24%	1.33%	1.05%	55%
2014	13.40	(1.77)	1,135,896	1.24	1.26	0.87	58
2013	13.76	7.49	841,841	1.23	1.25	1.16	47
2012	12.91	6.77	437,270	1.25	1.26	1.18	47
2011	12.29	(7.73)	234,258	1.25	1.34	1.34	69
Advisor Shares
2015	$11.56	(13.01)%	$41,116	1.49%	1.57%	0.76%	55%
2014	13.33	(2.08)	122,722	1.49	1.50	0.61	58
2013	13.70	7.33	208,116	1.48	1.50	0.84	47
2012	12.85	6.57	153,283	1.50	1.51	0.81	47
2011	12.23	(7.95)	95,602	1.50	1.59	1.05	69
R6 Shares
2015(b)	$11.57	(8.17)%	$351,836	1.10%	1.21%	1.35%	55%
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2015	$8.40	(16.81)%	$8,389	1.11%	2.55%	2.07%	104%
2014	10.91	1.47	26,865	1.25	2.39	2.17	96
2013(c)	11.36	14.28	21,578	1.25	3.42	2.41	40
Advisor Shares
2015	$8.40	(17.03)%	$911	1.33%	2.87%	1.89%	104%
2014	10.91	1.31	1,164	1.50	2.65	1.93	96
2013(c)	11.35	14.11	1,136	1.50	3.67	2.16	40
R6 Shares
2015 (b)	$8.40	(11.76)%	$16,592	0.90%	2.53%	2.49%	104%

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Emerging Markets Small Cap Fund
Investor Shares
2015(b)	$10.00	$(0.01	)(1)	$0.53		$0.52	$—	$—	$—
R6 Shares
2015(b)	$10.00	$(0.01	)(1)	$0.53		$0.52	$—	$—	$—
International Alpha Fund
Investor Shares
2015	$11.86	$0.12	(1)	$(0.23	)†	$(0.11)	$(0.29)	$(0.45)	$(0.74)
2014	12.04	0.29	(1)	(0.23	)†	0.06	(0.14)	(0.10)	(0.24)
2013	9.87	0.14	(1)	2.14	†	2.28	(0.11)	—	(0.11)
2012	9.36	0.13	(1)	0.48	†	0.61	(0.10)	—	(0.10)
2011	10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
Advisor Shares
2015	$11.93	$0.05	(1)	$(0.18)		$(0.13)	$—	$(0.45)	$(0.45)
2014	12.11	0.26	(1)	(0.22	)†	0.04	(0.12)	(0.10)	(0.22)
2013	9.93	0.17	(1)	2.09	†	2.26	(0.08)	—	(0.08)
2012	9.34	0.09	(1)	0.50	†	0.59	—	—	—
2011	10.47	0.10	(1)	(1.02	)†	(0.92)	(0.21)	—	(0.21)
R6 Shares
2015(c)	$10.88	$0.17	(1)	$(0.03)		$0.14	$—	$—	$—
International Multi-Cap Value Fund
Investor Shares
2015	$9.46	$0.22	(1)	$(0.69	)†	$(0.47)	$(0.26)	$(0.26)	$(0.52)
2014	10.21	0.28	(1)	(0.17	)†	0.11	(0.36)	(0.50)	(0.86)
2013	8.59	0.24	(1)	1.75	†	1.99	(0.37)	—	(0.37)
2012	8.34	0.24	(1)	0.30	†	0.54	(0.29)	—	(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
Advisor Shares
2015	$9.46	$0.20	(1)	$(0.68	)†	$(0.48)	$(0.24)	$(0.26)	$(0.50)
2014	10.22	0.26	(1)	(0.20	)†	0.06	(0.32)	(0.50)	(0.82)
2013	8.58	0.22	(1)	1.75	††	1.97	(0.33)	—	(0.33)
2012	8.33	0.22	(1)	0.30	†	0.52	(0.27)	—	(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)
R6 Shares
2015(c)	$8.79	$0.24	(1)	$(0.38)		$(0.14)	$(0.19)	$—	$(0.19)

†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Emerging Markets Small Cap Fund
Investor Shares
2015(b)	$10.52	5.20%	$21	1.65%	6.67%	(0.72)%	5%
R6 Shares
2015(b)	$10.52	5.20%	$12,103	1.50%	6.52%	(0.57)%	5%
International Alpha Fund
Investor Shares
2015	$11.01	(0.89)%	$104,237	0.95%	1.19%	1.02%	45%
2014	11.86	0.54	98,855	0.95	1.03	2.39	54
2013	12.04	23.27	97,227	0.95	1.10	1.28	47
2012	9.87	6.67	65,921	1.01	1.46	1.42	63
2011	9.36	(8.87)	44,038	1.15	1.49	0.97	96
Advisor Shares
2015	$11.35	(1.08)%	$3,921	1.17%	1.38%	0.46%	45%
2014	11.93	0.30	84,474	1.23	1.31	2.17	54
2013	12.11	22.91	101,113	1.23	1.33	1.50	47
2012	9.93	6.32	3,927	1.32	1.78	1.00	63
2011	9.34	(8.97)	4,411	1.40	1.72	0.91	96
R6 Shares
2015(c)	$11.02	1.29%	$54,747	0.81%	1.09%	1.78%	45%
International Multi-Cap Value Fund
Investor Shares
2015	$8.47	(5.12)%	$218,467	0.91%	1.22%	2.45%	90%
2014	9.46	1.15	213,991	0.95	1.14	2.86	66
2013	10.21	23.84	105,501	0.95	1.43	2.58	79
2012	8.59	6.84	56,727	0.98	2.31	2.87	66
2011	8.34	(3.72)	12,245	1.15	3.60	3.14	91
Advisor Shares
2015	$8.48	(5.27)%	$19,330	1.17%	1.48%	2.21%	90%
2014	9.46	0.67	24,498	1.30	1.51	2.66	66
2013	10.22	23.58	38,501	1.30	1.78	2.32	79
2012	8.58	6.63	9,358	1.32	2.95	2.75	66
2011	8.33	(3.90)	6,767	1.40	3.89	2.73	91
R6 Shares
2015(c)	$8.46	(1.62)%	$75,256	0.76%	1.08%	3.18%	90%

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

October 31, 2015

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which consists of one diversified series: Schroder North American Equity Fund (a “Fund,” the “Fund”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (each a “Fund” and collectively, the “SCFD Funds”).

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into thirteen separate series. Included in this report are Schroder U.S. Small and Mid-Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund and Schroder International Multi-Cap Value Fund (each a “Fund,” collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Fund, the “Funds”), all of which are diversified funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Securities for which market quotations are readily available are valued at current market value in accordance with the valuation procedures of SST, SGST and SCFD (the “Trusts”). Securities for which market values are not readily available, or for which Schroder Investment Management North America Inc. (“SIMNA”) believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued by SIMNA at their fair values pursuant to procedures adopted by the Boards of Trustees of the Trusts. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment. Certain securities are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. Market quotations are not readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are generally fair valued.

Debt securities are priced based upon valuations provided by independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities.  Such methodologies generally consider factors such as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from a Trust’s primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price.  Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, the security will be valued according to the Trusts’ fair value procedures.  Exchange traded options, including options on indices, are generally valued at the composite mean price or, in the absence of such a mean price, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.  Options not traded on a securities exchange or board of trade for which market quotations are readily available are valued at the most recently reported mid-market price.  Rights and warrants are valued at the last reported sale price on the exchange on which they are principally traded. Futures are valued at the settlement price established each day by the board of exchange on which they are principally traded.  On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values. On such days, the best available price (which is typically the last sales price) may be used to value the Funds’ futures positions. If rights and warrants are not traded on a particular day, intrinsic value may be used to value the security.  Otherwise, the security will be valued according to the Trusts’ fair value procedures.  Swaps held by the Funds are valued primarily using valuations from independent pricing services, if the swap is not centrally cleared.  In the case of a swap that is centrally cleared, it may be valued at the valuation used by the clearing organization in its determination of applicable margin amounts for the swap.  If no valuation is available using these methods, then valuations can be sought from brokers, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued.  In the absence of the above, SIMNA’s Pricing Committee (the “Committee”) will determine an appropriate method of valuation, subject to the Trusts’ fair value procedures. The Committee is comprised of officers of the Funds and SIMNA and other responsible personnel of SIMNA.  Other securities and assets for which market quotations are not readily available are valued in accordance with the Trusts’ fair value procedures. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time a Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that a Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund, are generally considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year or period ended October 31, 2015, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Emerging Markets Multi-Cap Equity Fund and Schroder International Multi-Cap Value Fund, which declares and distribute dividends to shareholders from net investment income and distributes these dividends quarterly.

OFFERING COSTS: During the year ended October 31, 2015, the Schroder Emerging Markets Small Cap Fund commenced operations and incurred offering costs of $34,169.  SIMNA absorbed all of the offering costs for the Schroder Emerging Markets Small Cap Fund. The amount absorbed by SIMNA is included in “Offering Costs” and “Reimbursement from Investment Advisor” on the Statement of Operations.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America (“SIMNA”). Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Fund and the SCFD Funds, and quarterly for the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares and R6 Shares of certain Funds, as applicable, SIMNA has contractually agreed to waive management fees for the U.S. Small and Mid Cap Opportunities Fund, Emerging Markets Multi-Cap Equity Fund, International Alpha Fund and International Multi-Cap Value Fund and to pay or reimburse the applicable Fund for expenses through February 29, 2016, except the Schroder Emerging Markets Small Cap Fund is through February 28, 2017, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

Effective August 26, 2015

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares		R6 Shares
Schroder Emerging Markets Small Cap Fund	1.25%	1.65%	—	*	1.50%

*The Share Class is not currently offered.

Effective December 19, 2014

			Expense Limitation
	Management fee		Investor Shares	Advisor Shares	R6 Shares
Schroder North American Equity Fund	0.25%		N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%		1.20%	1.45%	1.05%
Schroder U.S. Small and Mid Cap Opportunities Fund	0.80	%*	1.05%	1.30%	0.90%
Schroder Emerging Market Equity Fund	1.00%		1.25%	1.50%	1.10%
Schroder Emerging Markets Multi-Cap Equity Fund	0.80	%*	1.05%	1.30%	0.90%
Schroder International Alpha Fund	0.70	%*	0.95%	1.20%	0.80%
Schroder International Multi-Cap Value Fund	0.65	%*	0.90%	1.15%	0.75%

*Management fee after contractual fee waiver.

Prior to December 19, 2014

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares
Schroder North American Equity Fund	0.25%	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%
Schroder U.S. Small and Mid Cap Opportunities Fund Fund	1.00%	1.05%	1.30%
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%
Schroder Emerging Markets Multi-Cap Equity Fund	1.00%	1.25%	1.50%
Schroder International Alpha Fund	0.80%	0.95%	1.30%
Schroder International Multi-Cap Value Fund	0.80%	0.95%	1.30%

N/A — Fund is not currently subject to the expense limitation agreement.

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund. During the reporting period, SIMNA paid SIMNA Ltd. the following percentage of the investment advisory fees it received from Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund, after waivers, as set forth below.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	49.5%
Schroder Emerging Market Equity Fund	49.5%
Schroder Emerging Markets Multi-Cap Equity Fund	49.5%
Schroder Emerging Markets Small Cap Fund*	49.5%
Schroder International Alpha Fund	49.5%
Schroder International Multi-Cap Value Fund	49.5%

*Effective August 26, 2015.

Schroders also has agreed to reduce the management fee for the Schroder Emerging Market Equity Fund in an amount equal to the portion of advisory fees paid to Schroders or its affiliates by the Schroder Emerging Markets Small Cap Fund and attributable to the Schroder Emerging Market Equity Fund’s investments in such Fund.

The administrator of the SGST Fund is Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA. SFA receives no compensation for its services for the SGST Fund. SIMNA provides certain administration services to the SCFD Funds. SIMNA’s compensation for these services is included in the SCFD Funds’ advisory fees.

Effective January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Fund, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Fund, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. Each Fund pays its pro rata portion of such fees.

Prior to January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI, the SCFD Funds and the SGST Fund, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, paid fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Fund, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such fees.

Effective January 29, 2005, as amended January 1, 2013, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate SFA for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

Effective December 19, 2014, each Fund has adopted a shareholder service plan (the “Plan”) with respect to its Advisor Shares and Investor Shares. Under the Plan, each Fund, except Schroder North American Equity Fund, may make payments out of the assets attributable to its Advisor Shares or its Investor Shares to SIMNA, SFA, the Funds’ distributor, and such other entities as may from time to time act as the shareholder servicer of such class for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares as compensation for such services and expenses. Payments under the Plan are made at an annual rate of up to 0.15% of a Fund’s average daily net assets attributable to the applicable share class; payments under the Plan are not made for distribution services or expenses. This payment is in addition to payments made under the Funds’ 12b-1 plans, if applicable. SIMNA, SFA, or any of their affiliates, may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources. Previously, each Fund, with respect to its Advisor Shares, was authorized to reimburse SIMNA, SFA, or their affiliates for a portion of payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement was limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

The fair value of derivative instruments as of October 31, 2015, was as follows:

Fund	Statement of Assets and Liabilities Location	Asset Derivatives	Liability Derivatives
Schroder North American Equity Fund
Equity contracts
Futures Contracts	Variation margin payable on futures	$—	$(113,925)
Foreign exchange contracts	Unrealized appreciation on forward
Forward Contracts	foreign currency contracts	32,620	—
		$32,620	$(113,925)
Schroder U.S. Small and Mid Cap Opportunities Fund
Equity contracts	Variation margin receivable/(payable)
Futures Contracts	on futures	$90	$(1,852)
Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	Variation margin payable on futures	$—	$(11,300)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	27,454	(4,901)
		$27,454	$(16,201)
Schroder International Multi-Cap Value Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	$15,960	$(17,418)

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015, was as follows:

The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

		Change in Unrealized
	Net Realized	Appreciation
Fund	Gain/(Loss)*	( Depreciation)**	Total
Schroder North American Equity Fund
Equity contracts
Futures Contracts	$(392,569)	$1,441,930	$1,049,361
Foreign exchange contracts
Forward Contracts	1,710,078	(93,020)	1,617,058
	$1,317,509	$1,348,910	$2,666,419
Schroder U.S. Opportunities Fund
Equity contracts
Futures Contracts	$59,067	$—	$59,067
Schroder U.S. Small and Mid Cap Opportunities Fund
Equity contracts
Futures Contracts	$(4,601)	$(33)	$(4,634)
Schroder Emerging Market Equity Fund
Foreign exchange contracts
Forward Contracts	$(137,883)	$—	$(137,883)
Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$81,580	$(104,184)	$(22,604)
Foreign exchange contracts
Forward Contracts	215,464	22,553	238,017
	$297,044	$(81,631)	$215,413
Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	$(937,685)	$(98,540)	$(1,036,225)
Foreign exchange contracts
Forward Contracts	780,284	(402,899)	377,385
	$(157,401)	$(501,439)	$(658,840)

* Futures contracts are included in net realized gain (loss) on futures and forward contracts are included in net realized gain (loss) on foreign currency transactions.

** Futures contracts are included in change in unrealized appreciation on futures and forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

The volume of forward contracts and futures contracts, as a percentage of net assets, based on gross month-end notional amounts during the period, including long and short positions, at absolute value, was as follows for the year ended October 31, 2015:

	Forward Contracts	Futures Contracts
Schroder North American Equity Fund
Average Notional Amount Outstanding	2.04%	0.59%
Notional Amount Outstanding as of October 31, 2015	1.45%	3.34%

Futures Contracts
Schroder U.S. Opportunities Fund
Average Notional Amount Outstanding	0.53%
Notional Amount Outstanding as of October 31, 2015	0.00%

Futures Contracts
Schroder U.S. Small and Mid Cap Opportunities Fund
Average Notional Amount Outstanding	0.38%
Notional Amount Outstanding as of October 31, 2015	1.60%

	Forward Contracts	Futures Contracts
Schroder Emerging Markets Multi-Cap Equity Fund
Average Notional Amount Outstanding	11.34%	6.72%
Notional Amount Outstanding as of October 31, 2015	12.73%	6.24%

	Forward Contracts	Futures Contracts
Schroder International Multi-Cap Value Fund
Average Notional Amount Outstanding	4.65%	2.65%
Notional Amount Outstanding as of October 31, 2015	2.39%	0.00%

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements.  The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

The following is a summary by derivative type of the market value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty as of October 31, 2015:

	Gross Assets-	Gross Liabilities-	Net	Cash
	Recognized in the	Recognized in the	Amount	Collateral
	Statement of Assets	Statement of Assets	Available to	Pledged or	Net
	and Liabilities	and Liabilities	be Offset	(Received)†	Amount‡

Schroder North American Equity Fund

	Forward Contracts	Forward Contracts
Citigroup Global Markets	$32,620	$—	$32,620	$—	$32,620

Schroder Emerging Markets Multi-Cap Equity Fund

	Forward Contracts	Forward Contracts
BNP Paribas	$13,044	$—	$13,044	$—	$13,044
HSBC	—	(4,901)	(4,901)	—	(4,901)
JPMorgan	1,801	—	1,801	—	1,801
Royal Bank of Canada	12,609	—	12,609	—	12,609
Total	$27,454	$(4,901)	$22,553	$—	$22,553

Schroder International Multi-Cap Value Fund

	Forward Contracts	Forward Contracts
JPMorgan	$7,780	$—	$7,780	$—	$7,780
Royal Bank of Canada	8,180	—	8,180	—	8,180
State Street	—	(17,418)	(17,418)	—	(17,418)
Total	$15,960	$(17,418)	$(1,458)	$—	$(1,458)

†       Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡       Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.  Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to SFA or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the year ended October 31, 2015 were as follows:

Schroder U.S. Opportunities Fund	$1,230
Schroder U.S. Small and Mid Cap Opportunities Fund	2,384
Schroder Emerging Market Equity Fund	34,733
Schroder Emerging Markets Multi-Cap Equity Fund	2,990
Schroder International Alpha Fund	684
Schroder International Multi-Cap Value Fund	11,960

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

NOTE 6 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA.  Certain officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year ended October 31, 2015 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$431,740,497	$519,930,964
Schroder U.S. Opportunities Fund	63,823,349	81,298,995
Schroder U.S. Small and Mid Cap Opportunities Fund	32,573,962	46,154,121
Schroder Emerging Market Equity Fund	857,349,756	670,307,688
Schroder Emerging Markets Multi-Cap Equity Fund	29,240,316	25,482,174
Schroder Emerging Markets Small Cap Fund	11,382,765	497,126
Schroder International Alpha Fund	77,155,940	92,814,832
Schroder International Multi-Cap Value Fund	352,837,644	252,051,255

Investments made by the Schroder Emerging Market Equity Fund in another Schroder Fund is considered to be an investment in an Affiliated Company as defined under section 2(a)(2) of the Investment Company Act. A summary of the investment and income activity in the Affiliated Company’s shares for Schroder Emerging Market Equity Fund is as follows:

Affiliated Registered Investment Company	Contributions	Withdrawals	Realized Gains	Income from Affiliated Investments

Schroder Emerging Markets Small Cap Fund	$11,501,200	$—	$—	$—

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to net operating loss, differing treatments for gains resulting from investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and utilization of equalization distribution on redemption. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2015, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$2,064,654	$(2,063,952)	$(702)
Schroder U.S. Opportunities Fund	73,838	(774,438)	700,600
Schroder U.S. Small and Mid Cap Opportunities Fund	2,344	(1,501,713)	1,499,369
Schroder Emerging Market Equity Fund	(387,645)	390,624	(2,979)
Schroder Emerging Markets Multi-Cap Equity Fund	284,198	(284,198)	—
Schroder Emerging Markets Small Cap Fund	(836)	12,024	(11,188)
Schroder International Alpha Fund	(83,096)	83,096	—
Schroder International Multi-Cap Value Fund	1,814,343	(1,814,343)	—

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

The tax character of dividends and distributions declared during the years or periods ended October 31, 2015 and October 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2015	$14,809,732	$27,882,801	$42,692,533
2014	12,933,304	—	12,933,304
Schroder U.S. Opportunities Fund
2015	—	15,240,149	15,240,149
2014	4,585,313	17,942,726	22,528,039
Schroder U.S. Small and Mid Cap Opportunities Fund
2015	1,935,815	7,462,982	9,398,797
2014	3,256,364	11,411,952	14,668,316
Schroder Emerging Market Equity Fund
2015	11,323,194	—	11,323,194
2014	8,048,688	—	8,048,688
Schroder Emerging Markets Multi-Cap Equity Fund
2015	1,736,625	167,585	1,904,210
2014	1,259,802	—	1,259,802
Schroder International Alpha Fund
2015	5,742,456	5,436,951	11,179,407
2014	2,081,493	1,544,405	3,625,898
Schroder International Multi-Cap Value Fund
2015	11,207,446	3,805,700	15,013,146
2014	12,208,725	2,659,321	14,868,046

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Current Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$17,807,352	$26,082,517	$—	$—	$197,700,457	$(32,643)	$241,557,683
Schroder U.S. Opportunities Fund	—	9,320,355	—	(372,281)	26,762,767	11	35,710,852
Schroder U.S. Small and Mid Cap Opportunities Fund	16,224	5,977,953	—	—	11,507,646	(6,275)	17,495,548
Schroder Emerging Market Equity Fund	11,495,542	—	(157,348,452)	—	11,639,816	(7,752)	(134,220,846)
Schroder Emerging Markets Multi-Cap Equity Fund	247,441	—	(721,352)	—	(4,447,477)	(27,058)	(4,948,446)
Schroder Emerging Markets Small Cap Fund	—	—	(53,942)	(10,246)	677,948	2	613,762
Schroder International Alpha Fund	1,976,107	—	(3,224,422)	—	6,019,566	(7)	4,771,244
Schroder International Multi-Cap Value Fund	1,515,748	—	(4,421,830)	—	(24,453,689)	(12,511)	(27,372,282)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2015 through October 31, 2015, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes, subject in some cases to certain limitations. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RlC Mod losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

will retain their character as short-term or long-term. The Fund must use any post-RlC Mod losses, which will not expire, before it uses any pre-RIC Mod losses. This increases the likelihood that pre-RlC Mod losses will expire unused at the conclusion of the eight-year carryforward period. The Fund listed below has the following pre-RIC Mod losses, which expire on the following date, except that the carryforward of Schroder International Alpha Fund may be subject to annual limitations:

October 31, 2017

Schroder International Alpha Fund	$3,224,422

The Fund listed below has the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total

Schroder Emerging Market Equity Fund	$124,547,290	$32,801,162	$157,348,452
Schroder Emerging Markets Multi-Cap Value Fund	721,352	—	721,352
Schroder Emerging Markets Small Cap Fund	53,942	—	53,942
Schroder International Multi-Cap Value Fund	2,357,240	2,064,590	4,421,830

During the year ended October 31, 2015, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder International Alpha Fund	$997,286

At October 31, 2015, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$529,490,519	$212,557,487	$(14,889,667)	$197,667,820
Schroder U.S. Opportunities Fund	95,411,906	28,526,895	(1,764,128)	26,762,767
Schroder U.S. Small and Mid Cap Opportunities Fund	42,113,531	12,655,233	(1,147,587)	11,507,646
Schroder Emerging Market Equity Fund	1,226,529,624	113,467,198	(101,609,853)	11,857,345
Schroder Emerging Markets Multi-Cap Equity Fund	29,479,762	563,208	(4,986,146)	(4,422,938)
Schroder Emerging Markets Small Cap Fund	10,834,423	951,351	(257,962)	693,389
Schroder International Alpha Fund	156,486,191	16,230,741	(10,209,157)	6,021,584
Schroder International Multi-Cap Value Fund	335,675,775	12,052,305	(36,481,035)	(24,428,730)

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarly apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

Schroder Emerging Market Equity Fund, Schroder Emerging Market Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund Fund, and Schroder Emerging Markets Small Cap Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund may enter into derivative transactions including futures contracts, options, and swap contracts. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. Additional principal risks for the Funds can be found in the prospectus.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2015 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	97.08%
Schroder U.S. Opportunities Fund	3	77.89
Schroder U.S. Small and Mid Cap Opportunities Fund	3	78.36
Schroder Emerging Market Equity Fund	4	49.17
Schroder Emerging Markets Multi-Cap Equity Fund	2	66.83
Schroder Emerging Markets Small Cap Fund	1	99.83
Schroder International Alpha Fund	4	89.61
Schroder International Multi-Cap Value Fund	6	80.35

One account shown above holding 61.63% of the Schroder Emerging Markets Multi-Cap Equity Fund and one account shown above holding 99.83% of the Schroder Emerging Markets Small Cap Fund, are owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $50 million committed revolving line of credit with JPMorgan Chase Bank, N.A.  Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the year ended October 31, 2015, the Schroder North American Equity Fund utilized the line of credit for $1,487,749 for a period of 4 days paying interest of $233, the Schroder Emerging Market Equity Fund utilized the line of credit for $8,393,258 for a period of 1 day paying interest of $432 and $3,070,000 for a period of 1 days paying interest of $122, the Schroder Emerging Markets Multi-Cap Equity Fund utilized the line of credit for $241,778 for a period of 4 days paying interest of $38 and the Schroder International Alpha Fund utilized the line of credit for $563,041 for a period of 4 days paying interest of $88 and $1,070,000 for a period of 2 days paying interest of $86, which is included in the Statement of Operations as custody expense.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2015

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year or period ended October 31, 2015 and the year or period ended October 31, 2014, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2015	2014	2015*	2014	2015**	2014
Investor Shares:
Sales of shares	1,307,975	1,062,847	245,297	260,744	384,444	645,891
Reinvestment of distributions	2,656,100	854,096	605,262	872,089	705,277	746,794
Redemption of shares	(6,032,479)	(737,383)	(846,694)	(897,260)	(1,463,897)	(1,494,088)
Net increase (decrease) in Investor Shares	(2,068,404)	1,179,560	3,865	235,573	(374,176)	(101,403)
Advisor Shares:
Sales of shares	12,884	15,501	5,580	146	79,592	36,953
Reinvestment of distributions	990	231	4,017	6,924	70,606	111,448
Redemption of shares	(11,674)	(10,995)	(3,383)	(14,035)	(126,167)	(171,357)
Net increase (decrease) in Advisor Shares	2,200	4,737	6,214	(6,965)	24,031	(22,956)
R6 Shares:
Sales of shares	N/A	N/A	839	—	544,658	—
Redemption of shares	N/A	N/A	—	—	(392,945)	—
Net increase in R6 Shares	N/A	N/A	839	—	151,713	—

	Emerging Market Equity Fund		Emerging Markets Multi- Cap Equity Fund		Emerging Markets Small Cap Fund
	2015**	2014	2015**	2014	2015(a)
Investor Shares:
Sales of shares	43,209,346	40,218,336	1,360,833	556,063	2,001
Reinvestment of distributions	731,850	374,978	36,112	5,850	—
Redemption of shares	(52,819,713)	(16,998,829)	(2,860,701)	—	—
Net increase (decrease) in Investor Shares	(8,878,517)	23,594,485	(1,463,756)	561,913	2,001
Advisor Shares:
Sales of shares	639,455	5,445,485	2,056	6,615	N/A
Reinvestment of distributions	12,367	86,746	526	124	N/A
Redemption of shares	(6,298,130)	(11,525,111)	(795)	(9)	N/A
Net increase (decrease) in Advisor Shares	(5,646,308)	(5,992,880)	1,787	6,730	N/A
R6 Shares:
Sales of shares	31,830,423	—	2,018,967	—	1,150,121
Reinvestment of distributions	—	—	1,497	—	—
Redemption of shares	(1,431,655)	—	(44,369)	—	—
Net increase in R6 Shares	30,398,768	—	1,976,095	—	1,150,121

Schroder Mutual Funds

Notes to Financial Statements (concluded)

October 31, 2015

	International Alpha Fund		International Multi-Cap Value Fund
	2015**	2014	2015**	2014
Investor Shares:
Sales of shares	7,909,211	2,009,913	19,649,141	15,594,884
Reinvestment of distributions	750,609	73,554	973,850	456,698
Redemption of shares	(7,529,321)	(1,823,168)	(17,449,491)	(3,759,266)
Net increase in Investor Shares	1,130,499	260,299	3,173,500	12,292,316
Advisor Shares:
Sales of shares	171,059	211,676	616,397	2,936,155
Reinvestment of distributions	13,920	147,777	142,441	373,722
Redemption of shares	(6,922,018)	(1,624,412)	(1,066,706)	(4,490,113)
Net (decrease) in Advisor Shares	(6,737,039)	(1,264,959)	(307,868)	(1,180,236)
R6 Shares:
Sales of shares	4,975,578	—	9,686,600	—
Reinvestment of distributions	—	—	4,440	—
Redemption of shares	(9,191)	—	(799,157)	—
Net increase in R6 Shares	4,966,387	—	8,891,883	—

(a) Fund commenced investment activities on August 26, 2015.

*R6 Shares commenced operations on September 30, 2015.

**R6 Shares commenced operations on December 30, 2014.

N/A — The share class has not commenced operations.

NOTE 13 — LITIGATION

In May 2011, “Schroders U.S. Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”). In January 2012, “Schroders U.S. Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”). Both litigations sought to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers.  On January 8, 2015, following a widely-circulated settlement offer by the plaintiffs and a consideration by the Board of Trustees, Schroder North American Equity Fund entered into a settlement agreement with the plaintiffs in the litigations pursuant to which the Fund paid $204,542.  As a result, all claims against Schroder North American Equity Fund were dismissed pursuant to notices of dismissals dated January 23, 2015.

NOTE 14 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued.  Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2015.

Schroder Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Schroder Global Series Trust,

Schroder Capital Funds (Delaware) and

Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund (constituting Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (constituting Schroder Capital Funds (Delaware)), Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund,  Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, and Schroder International Multi-Cap Value Fund (five of the series constituting Schroder Series Trust) (collectively referred to as the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2015

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The advisory and subadvisory agreements (the “Advisory Agreements”) for Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid-Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Emerging Markets Multi-Cap Equity Fund (collectively, the “Existing Funds”) are subject to annual approval by the Trustees of the Funds.  The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. (“SIMNA”) and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2015 to consider the continuation of the Advisory Agreements in respect of the Funds for the following year and amendments to the subadvisory agreements. At the same meeting, the Trustees considered the approval of the Advisory Agreements in respect of Schroder Emerging Markets Small Cap Fund (the “New Fund,” together with the Existing Funds, the “Funds”) for an initial two-year period. The Trustees considered a number of factors, though they did not identify any one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others.

With respect to the Existing Funds, the Trustees considered the overall nature, extent, and quality of the services provided by SIMNA, and the services provided by Schroder Investment Management North America Limited (“SIMNA Ltd.”) as sub-advisor to the Emerging Market Equity Fund, the International Multi-Cap Value Fund, the North American Equity Fund, the International Alpha Fund, and the Emerging Markets Multi-Cap Equity Fund pursuant to subadvisory agreements (the “Existing Subadvisory Agreements”) between SIMNA and SIMNA Ltd. They also considered the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account, among other things, the experience of the respective Funds’ portfolio management teams and of SIMNA’s senior management.

The Trustees reviewed the information provided by SIMNA and compiled by Lipper, Inc. (“Lipper”) showing a comparison of SIMNA’s fee rate for each Fund, as well as each Fund’s expense ratio, compared to a peer group of mutual funds selected independently by Lipper having similar objectives, strategies, asset sizes, and distribution channel as the Funds. The Trustees also reviewed information as to brokerage commissions for each Fund as compared to peer group funds. In reviewing the performance information provided by Lipper, the Trustees considered both short term and longer term performance.

With respect to the North American Equity Fund, the Trustees considered that the management fee and total fund expenses for the Fund are low compared to its peer group, with contractual and actual management fees each ranking first out of seventeen peer group funds, and Investor Shares and Advisor Shares total expenses each ranking in the first quintile as measured by Lipper compared to peer group funds. The Trustees noted that the North American Equity Fund’s performance for the five year period was in the second quintile for Investor Shares and in the third quintile for Advisor Shares. For the one year and three year periods, the Trustees noted that the Fund’s performance compared to its peer group was in the third quintile for each of Investor and Advisor Shares.  The Trustees determined that the Fund’s management fee did not appear unreasonable in light of the information provided.

With respect to the International Multi-Cap Value Fund, the Trustees considered that the management fee and total fund expenses for the Fund were competitive, with contractual and actual management fees ranking tenth and fourth, respectively, out of fifteen peer group funds. They noted that Investor Shares’ total expense ranking was in the second quintile among its peer funds while Advisor Shares’ total expense ranking was in the fourth quintile. The Trustees noted that the Lipper reports included only two funds in the performance peer group due to the lack of international multi-cap value funds in the group and that the International Multi-Cap Value Fund was the higher performer between the two funds. The Trustees noted that compared to its broader comparative performance universe (all retail and institutional international multi-cap value funds, regardless of size or primary distribution channel), the International Multi-Cap Value Fund had generally performed well, with performance in the first and second quintiles for Investor and Advisor Shares, respectively, over the one year period and in the first quintile for both Investor and Advisor Shares over the five year period. The Trustees determined that the Fund’s management fee did not appear unreasonable in light of the information provided.

With respect to the U.S. Opportunities Fund, the Trustees noted that the Fund’s total expenses were in the third and fifth quintiles for Investor and Advisor Shares, respectively, and that the contractual management fee and actual management fee were each in the fourth quintile compared to the Fund’s peer group.  The Trustees noted that the U.S. Opportunities Fund’s performance was in the first quintile for the prior one year period, the second quintile for the prior two year period, and the third quintile for the prior three year period for both Investor Shares and Advisor Shares. The Trustees noted that SIMNA had recently taken steps to add resources to the management team for the U.S. Opportunities Fund and to refine its investment strategy, and noted that the Fund’s performance has

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited) — (continued)

been improving in recent periods.  The Trustees also noted that the U.S. Opportunities Fund had recently re-opened to new investors.  The Trustees concluded that, in light of the information provided, the Fund’s management fees, and the Fund’s total expense ratios, did not appear unreasonable.

As to the U.S. Small and Mid Cap Opportunities Fund, the Trustees noted that the Fund’s contractual management fee was in the fifth quintile compared to its peer group, but the actual management fee paid was in the second quintile compared to its peer group, given the competitive expense reimbursement arrangement.  The Trustees considered that the Fund’s total expenses of the Investor Shares and Advisor Shares were in the second and fourth quintile, respectively, compared to its peer group.  They noted the Fund’s five year performance compared to its peer universe was in the fifth quintile for both Investor and Advisor Shares, although recent performance was improved. Specifically, the Trustees noted that the Fund’s performance was in the second quintile and third quintile for Investor and Advisor Shares, respectively, for the three year period but in the third and fourth quintile for Investor and Advisor Shares, respectively, for the most recent one year period. The Trustees concluded that, in light of the information provided, the Fund’s management fees, and the Fund’s total expense ratios, did not appear unreasonable.

As to the International Alpha Fund, the Trustees noted that the Fund’s total expenses were in the first quintile for Investor Shares compared to the Fund’s peer group but in the third quintile for Advisor Shares.  The Trustees also noted that the contractual management fee was in the third quintile, while the actual management fee was in the fourth quintile. The Trustees considered that the Fund performed first among its peer group of three funds during the five year period for both Investor and Advisor Shares but that it had performed last among its peer group for the most recent calendar year. The Trustees determined that the Fund’s management fee did not appear unreasonable in light of the information provided, although they noted they would continue to monitor the Fund’s performance closely going forward in light of the recent relative underperformance versus its peer group.

With respect to the Emerging Market Equity Fund, the Trustees noted that the contractual and actual management fees were in line with the Fund’s peer group, with each ranking seventh out of fifteen peers.  They also noted that total expenses were in the first quintile and the third quintile for Investor Shares and Advisor Shares, respectively, compared to the Fund’s peer group.  The Trustees considered that the Fund performed in the third quintile for most of the periods for both Investor and Advisor Shares but that Advisor Shares had performed in the fourth quintile for the two year period and both Investor and Advisor Shares performed in the second quintile for the period since inception. The Trustees determined that the management fee did not appear unreasonable in light of the information provided.

For the Emerging Markets Multi-Cap Equity Fund, the Trustees noted that the Fund ranked in the fourth quintile for contractual management fees but that it ranked in the first quintile for actual management fees (first out of fifteen peer funds) due to a competitive expense reimbursement arrangement. The Trustees noted that total expenses ranked in the first and third quintiles for Investor and Advisor Shares, respectively. The Trustees considered that the Fund had a relatively short operating history but that it ranked in the second quintile for performance for each of the periods shown for both Investor and Advisor Shares. The Trustees determined that the management fee did not appear unreasonable in light of the information provided.

The Independent Trustees found that the advisory and administrative fees charged by SIMNA to the Existing Funds appeared reasonable in relation to the services provided.  They noted that SIMNA generally charges lower fees to third party mutual funds for which SIMNA serves as sub-adviser.  They considered reasons cited by SIMNA management for the differences between the fees charged to the Funds and to those third party mutual funds, including, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function, among other things, are retained in part by the primary adviser.  In addition, the Trustees noted that in many cases the fees charged to SIMNA’s separate account clients are lower than those charged to the Funds.  They considered the statements by representatives of SIMNA that this is primarily due to the fact that the compliance, legal, and administrative burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients and that management of public mutual funds generally subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk.  They also noted that the Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account clients.

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited) — (concluded)

The Trustees considered the information regarding the profitability of the Existing Funds’ advisory arrangements to SIMNA.  They noted that, as the Existing Funds have grown in recent years, the levels of profitability to SIMNA have also increased, although SIMNA continues for most of the Existing Funds to bear the cost of expense limitations for the Existing Funds.  The Trustees noted that they had had a discussion with management regarding the methodologies used for allocating expenses in calculating SIMNA profitability.  The Trustees determined that the levels of profitability did not appear inappropriate or unreasonable at this time.  They considered whether economies of scale would likely be realized as the Existing Funds grow and whether a reduction in the advisory fees paid by the Existing Funds by means of breakpoints would be appropriate.  They concluded, in light of the sizes of the Existing Funds and their expected growth rates and current levels of profitability to SIMNA, that it did not appear appropriate at this point for breakpoints to be implemented, although the Trustees noted that, if the Existing Funds continue to grow at current rates, it might become appropriate in the future to implement breakpoints with respect to at least some number of the Existing Funds.

In reviewing the amendments to the Existing Subadvisory Agreements, the Trustees considered that the amendments reflected a reallocation of the advisory fees between SIMNA and SIMNA Ltd.  They noted that, under the Existing Subadvisory Agreements, SIMNA currently pays to SIMNA Ltd. a monthly fee in an amount that varies for each Fund sub-advised by SIMNA Ltd. They noted that Schroders plc and its affiliates (“Schroders”) reviews the allocation periodically with consideration given to the cost allocation and fee-setting functions of an internal transfer pricing policy, which is designed to allocate costs and revenues across the various companies within the Schroders organization appropriately over time.  They noted the transfer pricing policy had recently been updated.  The Trustees found that the proposed fee reallocations did not appear unreasonable.

As to the New Fund, the Trustees reported that they were prepared to approve the proposed contractual arrangements. The Trustees considered the overall nature, extent, and quality of the services expected to be provided by SIMNA and SIMNA Ltd. and the non-advisory services provided by affiliates of SIMNA. The Trustees considered the experience of the New Fund’s portfolio management team and of SIMNA’s senior management, and the time and attention expected to be devoted by each to the New Fund. The Trustees considered that the New Fund’s contractual arrangements would be substantially similar to those currently in place and that the share classes offered would consist of share classes that are already available in certain of the Existing Funds. The Trustees considered that, as compared to the fees for peer funds as presented in the materials, the proposed fees, including advisory fees and total expenses, were within the range of peer funds’ fees. With respect to the New Fund, the Trustees had discussed the additional time and resources that SIMNA and SIMNA Ltd. would be required to dedicate to the Fund due to its emphasis on small capitalization emerging market issuers. The Trustees considered the information presented regarding the fees charged by SIMNA to provide similar investment strategies to other clients, and found the fees proposed for the New Fund to be generally in line. The Trustees also noted that, given the small size of the New Fund in its start-up phase and in light of the proposed expense limitations, the Trustees did not consider that the profitability of the New Fund to SIMNA was likely to be unreasonable, or that breakpoints or other similar steps should be implemented at this time. The Trustees noted they would continue to monitor economies of scale as the New Fund grows.

After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds, SIMNA or SIMNA Ltd., unanimously voted to approve (i) the continuation of the Advisory Agreements in respect of each of the Existing Funds, including the advisory fees proposed in connection with that continuation, (ii) the amendments to the Existing Subadvisory Agreements, and (iii) the Advisory Agreements of the New Fund, including the advisory fees proposed in connection with that approval.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 5/1/15		Ending Account Value 10/31/15	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00		$1,001.30	0.34%	$1.72
Advisor Shares	1,000.00		1,000.00	0.69	3.48
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,023.49	0.34%	$1.73
Advisor Shares	1,000.00		1,021.73	0.69	3.52

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00		$987.90	1.32%	$6.61
Advisor Shares	1,000.00		986.30	1.57	7.86
R6 Shares	1,000.00	†	1,059.60	1.05	0.98	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,018.55	1.32%	$6.72
Advisor Shares	1,000.00		1,017.29	1.57	7.98
R6 Shares	1,000.00		1,019.91	1.05	5.35

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 33/365 (to reflect the period since inception).

† Beginning Account Value is from inception date.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited) — (continued)

	Beginning Account Value 5/1/15		Ending Account Value 10/31/15	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00		$993.80	1.05%	$5.28
Advisor Shares	1,000.00		992.80	1.30	6.53
R6 Shares	1,000.00		994.50	0.90	4.52
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,019.91	1.05%	$5.35
Advisor Shares	1,000.00		1,018.65	1.30	6.61
R6 Shares	1,000.00		1,020.67	0.90	4.58

Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00		$845.00	1.25%	$5.81
Advisor Shares	1,000.00		844.40	1.50	6.97
R6 Shares	1,000.00		845.80	1.10	5.12
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,018.90	1.25%	$6.36
Advisor Shares	1,000.00		1,017.64	1.50	7.63
R6 Shares	1,000.00		1,019.66	1.10	5.60

Schroder Emerging Markets Multi-Cap Equity Fund
Actual Expenses
Investor Shares	$1,000.00		$819.80	1.05%	$4.82
Advisor Shares	1,000.00		818.60	1.30	5.96
R6 Shares	1,000.00		820.40	0.90	4.13
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,019.91	1.05%	$5.35
Advisor Shares	1,000.00		1,018.65	1.30	6.61
R6 Shares	1,000.00		1,020.67	0.90	4.58

Schroder Emerging Markets Small Cap Fund
Actual Expenses
Investor Shares	$1,000.00	†	$1,052.00	1.65%	$3.06	**
R6 Shares	1,000.00	†	1,052.00	1.50	2.78
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,016.89	1.65%	$8.39	**
R6 Shares	1,000.00		1,017.64	1.50	7.63

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 66/365 (to reflect the period since inception).

† Beginninng Account Value is from inception date.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited) — (concluded)

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$939.40	0.95%	$4.64
Advisor Shares	1,000.00	938.80	1.20	5.86
R6 Shares	1,000.00	940.30	0.80	3.91
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.42	0.95%	$4.84
Advisor Shares	1,000.00	1,019.16	1.20	6.11
R6 Shares	1,000.00	1,021.17	0.80	4.08

Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$908.50	0.90%	$4.33
Advisor Shares	1,000.00	908.30	1.15	5.53
R6 Shares	1,000.00	909.10	0.75	3.61
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.67	0.90%	$4.58
Advisor Shares	1,000.00	1,019.41	1.15	5.85
R6 Shares	1,000.00	1,021.42	0.75	3.82

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

Schroder Mutual Funds

Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Funds’ Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member
Trustees

Catherine A. Mazza†, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)	Trustee and Chairman of each Trust; Institutional Relationship Director, SIMNA; Member of the Board of Managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, SCFD and SST; Senior Vice President, SIMNA.	16	None

Jay S. Calhoun*, 60 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2010	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	16	None

Margaret M. Cannella*, 63 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2010	Adjunct professor, Columbia Business School. Formerly, Managing Director, JP Morgan Securities Inc.; Head, Credit Research, JP Morgan Securities Inc.; and Head, Equity Research, JP Morgan Securities Inc.	16	Avolon Holdings Ltd; formerly, Wilshire Mutual Funds, Inc. (15 funds) and Wilshire Variable Insurance Trust, Inc. (9 funds)

Mark D. Gersten*, 65 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2012	Independent Consultant; Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	16	Two Roads Shared Trust (11 funds), Northern Lights Fund Trust (80 funds), Northern Lights Variable Fund Trust (19 funds), and Altegris KKR Private Equity Master Fund

* Also serves as a member of the Audit Committee for each Trust on which they serve. Mr. Gersten is the Chairman of the Audit Committees.

† Trustee deemed to be an “interested person” of the Trusts as defined in the Investment Company Act — is referred to as an “Interested Trustee.” Ms. Mazza is an Interested Trustee due to her status as an officer and employee of SIMNA, the Trust’s investment advisor and its affiliates.

(a) The “Fund Complex” includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

Schroder Mutual Funds

Trustees and Officers (unaudited) — (concluded)

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Mark A. Hemenetz, 59 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer - Americas, Schroders; Member of Board of Managers, SFA; President and Principal Executive Officer of each Trust and of the Swiss Helvetia Fund, Inc.

Alan M. Mandel, 58 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)	Head of Fund Administration, SIMNA; Member of Board of Managers, Schroder Fund Advisors, LLC.

Stephen M. DeTore, 64 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Chief Compliance Officer, Schroders; Chief Compliance Officer of each Trust and of the Swiss Helvetia Fund, Inc; Member of Board of Managers, SFA.

William Sauer, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President Since 2008	Head of Investor Services, Schroders; Vice President of each Trust and of the Swiss Helvetia Fund, Inc.

Carin Muhlbaum, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)	General Counsel, Schroders; Secretary and General Counsel, SFA; Vice President of each Trust and of the Swiss Helvetia Fund, Inc. Formerly, Member of Board of Managers, SFA.

Abby Ingber, 52 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk of each Trust and of the Swiss Helvetia Fund, Inc.; Member of Board of Managers, SFA.

David Marshall, 43 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Treasurer	Indefinite Since 2014	Manager of Fund Administration, Schroders; Assistant Treasurer of each Trust and of the Swiss Helvetia Fund, Inc. Formerly, Vice President of Fund Administration, AMG Funds.

Angel Lanier, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, Schroders; Assistant Secretary/Clerk of each Trust and of the Swiss Helvetia Fund, Inc; Assistant Secretary, SFA.

Schroder Mutual Funds

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, each Fund has designated the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)

Schroder North American Equity Fund	0.00%	65.31%	34.69%	100.00%	95.47%	95.70%	0.00%	0.02%	0.00%
Schroder U.S. Opportunities Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Schroder U.S. Small and Mid Cap Opportunities Fund	0.00%	82.24%	17.76%	100.00%	29.24%	29.10%	0.00%	0.00%	100.00%
Schroder Emerging Market Equity Fund (a)	0.00%	0.00%	100.00%	100.00%	1.65%	100.00%	0.00%	0.00%	0.00%
Schroder Emerging Markets Multi-Cap Equity Fund (b)	0.00%	8.27%	91.73%	100.00%	0.00%	42.90%	0.00%	0.00%	100.00%
Schroder International Alpha Fund (c)	0.00%	46.45%	53.55%	100.00%	0.00%	88.30%	0.00%	0.00%	100.00%
Schroder International Multi-Cap Value Fund (d)	0.00%	23.77%	76.23%	100.00%	0.03%	86.32%	0.00%	0.00%	100.00%
Schroder Global Multi-Cap Equity Fund (e)	0.20%	39.43%	60.37%	100.00%	22.21%	70.66%	0.00%	0.00%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year.  This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).  Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2015, the total amount of foreign source gross income is $32,595,333.  The total amount of foreign tax to be paid is $4,095,347.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2015, the total amount of foreign source gross income is $974,427.  The total amount of foreign tax to be paid is $123,420.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2015, the total amount of foreign source gross income is $4,228,331.  The total amount of foreign tax to be paid is $526,002.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(d) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2015, the total amount of foreign source gross income is $11,211,243.  The total amount of foreign tax to be paid is $1,000,129.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(e) The Schroder Global Multi-Cap Equity Fund liquidated on October 27, 2015.

Schroder Mutual Funds

Notice to Shareholders (unaudited) — (concluded)

On December 10, 2015, the following Funds made per share short-term and long-term capital gain distributions to the shareholders of record as of December 9, 2015:

	Short-Term Capital Gains	Long-Term Capital Gains
Schroder North American Equity Fund
Investor Shares	$0.0832	$0.5212
Advisor Shares	0.0832	0.5212
Schroder U.S. Opportunities Fund
Investor Shares	—	1.8548
Advisor Shares	—	1.8548
R6 Shares	—	1.8548
Schroder U.S. Small and Mid Cap Opportunities Fund
Investor Shares	—	1.2880
Advisor Shares	—	1.2880
R6 Shares	—	1.2880
Schroder Emerging Market Equity Fund
Investor Shares	—	—
Advisor Shares	—	—
R6 Shares	—	—
Schroder Emerging Markets Multi-Cap Equity Fund
Investor Shares	—	—
Advisor Shares	—	—
R6 Shares	—	—
Schroder Emerging Markets Small Cap Fund
Investor Shares	—	—
R6 Shares	—	—
Schroder International Alpha Fund
Investor Shares	—	—
Advisor Shares	—	—
R6 Shares	—	—
Schroder International Multi-Cap Value Fund
Investor Shares	—	—
Advisor Shares	—	—
R6 Shares	—	—

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and income

•      account balances and account transactions

•      assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs.  Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•      open an account and provide account information

•      give us your contact information

•      show your driver’s license or government issued ID

•      enter into an investment advisory contract

•      make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                   sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                  Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•                  Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella Mark D. Gersten

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Capital Funds (Delaware) Schroder Series Trust Schroder Global Series Trust P.O. Box 55260 Boston, MA 02205-5260 (800) 464-3108 00159541

Item 2.         Code of Ethics.

(a)  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)  There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(c)  The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.         Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is Mark Gersten.  Mr. Gersten is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.         Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2015					2014
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$56,100		N/A	$42,000		$56,000		N/A	$42,000
(b)	Audit-Related Fees	$0		$0	$58,000		$0		$0	$45,000
(c)	Tax Fees	$8,550	(1)	$0	$153,000	(2)	$7,750	(1)	$0	$125,000	(2)
(d)	All Other Fees	$0		$0	$0		$0		$0	$0

Notes:

(1)         Tax return preparation fees.

(2)         Tax compliance services provided to service affiliates of the Funds.

(e)(1)                   The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)                   Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	n/a	n/a
Tax Fees	0%	0%
All Other Fees	n/a	n/a

(f)                                   Not applicable.

(g)                                  The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP to the Funds, SIMNA and any entity controlling, controlled by or under common control with SIMNA that provides services to the Funds for the last two fiscal years were $219,550 and $177,750 for 2015 and 2014, respectively.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments

Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from August 1, 2015 through October 31, 2015 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Capital Funds (Delaware)

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: December 30, 2015

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Date: December 30, 2015

*     Print the name and title of each signing officer under his or her signature.